UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

 [The Registrant is amending this filing to revise the dates in Form N-CSR Item 4(g) and to update Item 11(b) to reflect the current Form N-CSR.]

Investment Company Act File Number: 811-04262

AMERICAN PENSION INVESTORS TRUST

(Exact name of Registrant as Specified in Charter)

106 Annjo Court, Suite A, Forest, Virginia 24551

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (434) 846-1361

(Name and Address of Agent for Service)

David D. Basten

President

American Pension Investors Trust

106 Annjo Court, Suite A

Forest, Virginia 24551

Copy to:

David C. Mahaffey, Esq.

Sullivan & Worcester LLP

1666 K Street, NW

Washington, DC 20006

Date of fiscal year end: January 31

Date of reporting period: January 31, 2023

Item 1.	Report to Shareholders.

(a)

YORKTOWN GROWTH FUND

YORKTOWN CAPITAL APPRECIATION FUND

YORKTOWN MULTI-SECTOR BOND FUND

YORKTOWN SHORT TERM BOND FUND

YORKTOWN MASTER ALLOCATION FUND

YORKTOWN SMALL CAP FUND

ANNUAL REPORT DATED JANUARY 31, 2023

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this report. Any representation to the contrary is a criminal offense.

CONTENTS

Letter to Shareholders	1-11
Financial Statements
Schedule of Investments
Growth Fund	12-15
Capital Appreciation Fund	16-17
Multi-Sector Bond Fund	18-28
Short Term Bond Fund	29-42
Master Allocation Fund	43
Small Cap Fund	44-45
Statements of Assets and Liabilities	46-49
Statements of Operations	50-51
Statements of Changes in Net Assets	52-57
Financial Highlights
Growth Fund	58-60
Capital Appreciation Fund	61-63
Multi-Sector Bond Fund	64-67
Short Term Bond Fund	68-70
Master Allocation Fund	71-73
Small Cap Fund	74-76
Notes to the Financial Statements	77-94
Report of Independent Registered Public Accounting Firm	95-96
Additional Federal Tax Information	97-98
Performance and Growth of $10,000 Graphs	99-103
Expense Examples	104-106
Other Information	107
Change in Independent Registered Public Accounting Firm	108
Trustees and Officers	109-110
Privacy Notice	111-112

Letter to Shareholders (Unaudited)

January 31, 2023

Dear Fellow Shareholders,

We are pleased to provide you with this annual report for our fiscal year ended January 31, 2023. The report is designed in a manner to provide an encompassing view on your Yorktown Funds, the ever-shifting financial markets and our expectations for how the market might evolve. Additionally, the report focuses on the investment opportunities in the marketplace and how our products and services are designed in a manner to meet the needs of our shareholders and their financial advisors so that they might successfully execute an investment strategy that takes advantages of those opportunities.

Inflation and interest rates were all that mattered in 2022. Every headline and every subsequent market movement was dictated by the threat of runaway inflation and the Federal Open Market Committee’s (“FOMC”) determination to tame it with a rate hiking cycle the like of which hadn’t been seen in decades. As we exited the pandemic and the release of a built-up desire to spend and get back to a more normal everyday lifestyle, we were met with heavy consumer demand combined with supply chain issues and in some cases some corporations use of the conditions to generate incredible profit margins.

With overheating economic conditions, the Federal Reserve (the “Fed”) embarked on an aggressive monetary tightening campaign based on hiking rates aggressively to pull the excess liquidity out of the market and cool the economy down. That was foreign territory for a generation of capital markets participants, who had never known anything but low rates. The Fed, which was initially chastised for moving too slowly by the market, started in March of 2022 with a 25 bps hike, before shifting gears and giving the market what it wanted with four large 75 bps hikes from June 2022 through November 2022. By the time 2022 ended, the Fed had tightened rates 7 times, effectively taking the Fed Funds Target Rate (upper bound) from 0.25% to 4.50%. A steep climb of 400+ bps in a year.

The fallout across all financial markets was severe. It caused a volatile reset and re-evaluation of risk assets across the board. Cryptocurrency captured much of the headlines as exchanges went bankrupt and accusations of malfeasance became common. Bitcoin started the fiscal year priced at $38,433, bottomed out at $15,626, before ending the fiscal year at $22,948. The equity markets didn’t fare much better, with the S&P 500® Index (“S&P 500”) starting the year at 4,515 and ended the year at 4,076. The NASDAQ in the same period began at 14,240, and then limped all the way to 11,585 by fiscal year-end. Credit spreads on CCC rated corporate securities, the weakest in the fixed income credit stack, began the year at 734 bps, widened out to 1289 bps, before ending the year at 1044 bps. And of course the most noticeable was the shift in treasury spreads, where the 2-year treasury began the fiscal year at 118 bps and ended the fiscal year at 420 bps, a historic shift of some 302 bps in what amounted to around 9 months, if you take into account that the Fed didn’t start its monetary tightening until March 2022. And even though by the end of the year, data points and anecdotal evidence seemed to indicate inflation was being tamed some, the total effects of the previous hikes and whether the Fed would pivot off its hawkishness and slow down on future hikes all while getting its desired soft landing were still unknown.

What became clear during the year was that there really was no real place to turn for shelter amongst the storm. For the fiscal year, February 1, 2022 through January 31, 2023, the domestic equity market, as measured by the S&P 500, was down 8.2%; the NASDAQ was down 18.6%; and global stocks, as measured by the MSCI EAFE, fell 2.8%. Bitcoin for the fiscal year was down a whopping 40.3% and even oil, amongst a hot economy and inflation, saw its price per barrel fall 10.5%. At the same time, it was one of the toughest times on record for bonds. In the first part of the fiscal year, bond market participants clearly were sure the Fed was being too slow to act in the face of measurable and non-transitory inflation and decided to take matters into their own hands, pushing the yield in the front end of the yield curve up ahead of Fed action, almost daring the FOMC into action. And then once the Fed did in fact turn hawkish, they did so, as they promised, in dramatic fashion. The result? The Bloomberg Global Aggregate Bond Index, representing performance in global high-grade bonds, was down 11.7% for the fiscal year, and the Bloomberg Global High Yield Index, representing global sub-investment grade risk, down 1.4% during the same period. Domestically it was a little better, with the Bloomberg Barclays U.S. Aggregate Bond Index, representing investment grade risk, down 8.4% for the fiscal year. And it wasn’t just risk assets that felt the fallout of the tightening cycle. Treasuries also underperformed. The Bloomberg U.S. Treasury Index was down 8.5% for the fiscal year, and TIPs, an instrument thought of as one that would thrive in an interest rate tightening cycle such as this, as represented by the Bloomberg U.S. Treasury Inflation-Linked Bond Index, was reported being down 8.4% for the fiscal year. The only safe haven for the fiscal year? Gold, which was up 7.5%.

Last year we were concerned with the release of excess spending and what type of volatility and inflationary pressure that would lead to. We also were concerned with rate impacts on markets and lastly, the performance of weaker credits. The majority of those concerns ultimately proved to be justified. The rate environment proved to be quite damaging to a variety of issuers, and security types. Additionally, at the height of the market nervousness and moment where there seemed to be uncertainty on just how long the rate hikes would go on and the ultimate target rate was for the Fed, primary issuance in the bond market all but dried up. For the majority of issuers, especially investment grade, this wasn’t as daunting an issue as one might imagine. Many issuers had prudently taken advantage of low rates to refinance near-term maturities. Even in high yield, that wasn’t initially a concern. However, as we enter a new phase, where even if the Fed slows or stops their steady rate increase drum beat, there would be a concern on how many of the weaker credits can afford to issue at these current rate levels.

As such, the questions entering this year will be “what type of results will the Fed actions ultimately have on the economy?” Will it be a soft or hard landing? And can we avoid a slowdown that morphs into a recession? The overall impact of the Fed rate hikes will take some time to sort out. It could be months into the new year before some of them will be noticeable. We do continue to feel a higher Fed Funds Rate will have some negative impact to credit. We would expect those rates to have a dampening effect on high yield issuers and crimp their ability to perform as they have over the past few years. Our expectation would be that those in the lower end of the credit stack, such as CCC and single B credits feel it the most. Beyond credit, there is still some overhang from the pandemic that needs to shake itself out of the economic environment. Commercial real estate is a prime example. The work force has grown accustomed to working from home, and many firms have come to embrace the idea that large office spaces aren’t necessarily needed. How we work has certainly shifted. That will cause a shift in how much space is needed, impacting commercial property performance including leases, long and short, mezzanine financing, and property valuations. The ripples across risk assets that are impacted by those things are certainly worth worrying about. On the positive side, the economy does seem in reasonably strong shape. We do expect a pullback however, including in the jobs market where a larger number of layoffs seem inevitable and an increase in the unemployment rate most likely. We feel the fixed income market will adjust to the higher rates, but feel given some outlook on the economy, and the Fed actions up to this point to slow it down some and take some of the heat out of it will ultimately be successful and thus we look at things more in a conservative manner. Higher credit quality and more liquid sectors and issuers are a prudent way to take advantage of higher rates, creating overperformance and at the same time maintain a positive, but conservative outlook on what we feel is coming. Opportunities for overperformance will be available in markets such as these. A prudent, conservative approach and ability to understand the ripple effect of the rates hike should lead to an ability to take advantage of these conditions.

Year in Review

The economy continues to chug along, showing more endurance than many had expected and in the face of a relentless Fed determined to slow it down. With inflation still at the forefront for most of the year and a hawkish Fed attacking it with their QT efforts, many participants expected some sort of step back but two notable data points have emerged to seemingly combat this expected slowdown: jobs and the consumer. The consumer has shrugged off higher prices and continues to spend. As a result, corporations have been able to pass along inflationary increases to goods and maintain strong profit margins. According to Factset, the blended net profit margin for the S&P 500 for the fourth quarter of calendar year 2022 was 11.4%, which is equal to the 5-year average net profit margin. GDP was reported at 2.9% for the fourth quarter of calendar year 2022, and 9.2% for the annual growth by the Bureau of Economic Analysis (“BEA”). But the surprise continues to be jobs data. Much to the Fed’s chagrin it would seem, jobs data has shown resiliency in the face of the rate hikes, with hiring, job openings and unemployment continuing to have legs. As of the end of the calendar year 2022, the unemployment rate was reported by the Bureau of Labor Statistics (“BLS”) as 3.60 just off the 20-plus year low of 3.57 reported a few months prior in September of 2022. According to the BLS, job openings were also at 20 year highs, hitting 7.3 in March of 2022, before ending the calendar year 2022 at 6.4.

Inflation of course was the topic of focus during the previous year. Whether it was the Fed and its policy effort meant to dampen inflation, or just a headline that seemed to move the market prior to the Fed engaging the issue. The BLS reported the U.S. CPI YoY as 7.5 in

January of 2022 and from there it kept a steady and seemingly relentless march upwards, peaking at 9.1 in June of 2022. And yet, just as the market started to grapple with the idea that it wouldn’t ease, it did. From that point on, through year-end 2022, the data prints showed some small, but well received, ticks down, ending calendar year 2022 at 6.5.

The previously mentioned employment numbers as well as reported wages are helpful for the consumer to battle the rising costs associated with inflation we have witnessed over the past year, but that hasn’t been quite enough. And we have seen the consumer take on increasing amounts of credit card and other debt. In fact, the Federal Reserve reported household debt payments as a percent of disposable personal income rose to 9.75% at the end of the third quarter 2022, up from a recent 20 year low of 8.33 reported in January 2021. Additionally, the BEA reported that the US personal saving as a % of disposable personal income fell to its lowest level in decades in September 2022 to a reported 2.4%. The BEA indicated it rallied to 3.4% by year-end 2022. Nevertheless, this and the household debt to personal disposable income are indications that despite strong employment numbers to continue to keep the economy going the consumer is now borrowing from themselves and others to make-up the difference between what things costs and what paychecks and savings cover. That is obviously concerning, and especially so if employment were to cool. Nevertheless, as we enter a new year, inflation does seem to be cooling and with the Fed seemingly near the end of its hiking efforts, we are seeing signs of rates stabilizing and some hope in the markets that the Fed will soon pivot. With that in mind, the investment teams continue to monitor all the various indicators for further dictation on responses and investment opportunities that result from these trends.

The Market Impact

Fixed Income Funds

The story in fixed income, similar to other areas of the capital markets, was interest rates. But where other sectors and asset types, where it felt like the ripple was a secondary effect, for fixed income it was obviously a direct impact. Before the Fed embarked on its rate hike effort, rates were still range bound in a 0% to 0.25% world. Despite evidence of red-hot inflation, the Fed remained mostly in denial and was still, even as the fiscal year began, debating whether the inflation we were seeing was transitory. The bond market didn’t see it that way. And there was a concern that not only had the Fed missed its entry moment, but that even if they did begin to raise rates, it might be too late to tame inflation. Deciding that the Fed had indeed missed its moment, the fixed income market acted on its own and market expectations on where the Fed would ultimately have to start to believe in a mission of tackling inflation, pushed yields on the front end of the curve higher. The 2-year treasury, the security which best captured the market’s frustration with the Fed at the time, witnessed its yield, which started the fiscal year at 1.18% in January 2022, climb to 4.20% by fiscal year-end in January 2023. An impressive move over 300 bps.

The Fed raised the Fed Funds Rate seven times during the fiscal year starting in March 2022 with a 25 bps hike, as well as four 75 bps hikes from June 2022 to November 2022. The actions themselves, coupled with initially unmovable inflation numbers, did indeed cause many market participants to begin to worry that there was no real end in sight as target rates for where the Fed would stop seemed to be re-evaluated by the day. And then, somewhere in the summer of 2022, there become concern that the Fed was going to push too hard and shortly after reaching their target rate, the economy might be in recession and they’d have to turn around and start cutting rates. This flip-flop between inflation concerns and the Fed’s response causing recession worries created further volatility in the market. And so, we were witness to an inverted yield curve across the maturity stack in response. By July of 2022, the 10-year treasury had inverted versus the 2-year and the 5-year treasury. And by August the 30-year treasury had inverted versus the 2-year. In fact, by fiscal-year, the 2-year treasury yield had inverted against all other maturities, including the 5-year treasury. In fact, by fiscal year-end, the 2-year treasury was yielding 57 bps more than the 30-year treasury, 69 bps more than the 10-year treasury, and 58 bps more than the 5-year treasury.

The rate turmoil and volatility had immediate effects on other areas of fixed income, including liquidity. Primary issuance levels slowed as the year went on. Corporate issuers had feasted on low rates over the past few years, and issuance had swelled to historic levels, reaching almost $2.0 trillion in calendar year 2021, according to the Securities Industry and Financial Markets Association (“SIFMA”). With the rate turmoil, however, total corporate debt issuance fell in calendar year 2022 to around $1.35 trillion, according to SIFMA. This dearth of product was especially noticeable in high yield, where in calendar year 2021, primary issuance reached around $486 billion, according to SIFMA, but in calendar year 2022 managed only $112 billion. The drop of issuance was two-fold. Issuers were reluctant to run into a market seeking funding at higher and higher levels. Investors as well were leery about investing in new issue, when it was almost certain rates would sell-off again. With decreased primary issuance, and investors leery about rate movements, secondary trading also began to stagnate over the course of the year, indicating less and less available liquidity in the market, as everyone took a step back.

The relatively good news is that most prudent issuers did take advantage of lower rates prior to this rate cycle, to refinance themselves cheaply. And so, when the Fed actions began, they didn’t have to issue into those hikes. This is true in investment grade and high yield, as there doesn’t seem to be any maturity walls to be concerned with in near term. That is true on an overall basis, but individual issuers are still going to find a need to refinance. And the rising rates does present a concern that those, especially the weaker credits, cannot afford to pay the higher coupon on their debt which would come with issuance at the now higher rates. Credit overall remained fairly benign during the year, notwithstanding some notable bankruptcies. But the volatility of rates did have an effect on credit, as investors could now move up in credit, take advantage of higher yields, and make a solid return on less risk. A good example is CCC corporate debt, the weakest of the corporate credit stack, saw its option adjusted spread (“OAS”) start the fiscal year at 674 bps, a solid 300 bps below the 5 year average, but by near the end of the fiscal year the OAS had widened out to 1283 bps, and increase of over 600 bps, in a few short months, and now some 300 bps over the 5 year average. For investment grade, spreads widened far less, as expected. For BBB corporates, the OAS started the fiscal year off at a reported 134 bps, before widening out to 210 bps early in October, but managed to end the fiscal year tighter at 156 bps, which is close to the 5 year average of 160 bps. This would be expected as investors move up in credit and capture solid returns at higher yields rather than reach further into the credit stack as they might have previously done during the low interest rate environment.

Further Fed actions are contemplated, but at this point, most market participants feel the worst of the storm is over. Rate hikes are expected to slow and there is some hope a pivot by the Fed is close. As rates rally off these expectations, and if the economy manages to ease into the desired slower growth and less inflation scenario, we would expect a return to a more normalized fixed income market. The markets have been tested in a number of ways over the past few years, but we continue to anticipate given these trends and current conditions that there will be opportunities available to capture solid performance for the shareholders.

Yorktown Multi-Sector Bond Fund

The Multi-Sector Bond Fund portfolio provided solid results in the face of a shifting market, with positioning in floating rate securities and more liquid overall bonds contributing to that performance. For the fiscal year ended January 31, 2023, the Multi-Sector Bond Fund’s Institutional Class had a total return of -7.47% versus a total return of -8.36% for the Bloomberg U.S. Aggregate Bond Index over the same period.

It was a tale of two fixed income markets. The first three months of the year was defined by frustration at the Fed for continuing to downplay and ignore inflation. The next nine months was an escalating fear that the Fed was perhaps now too aggressive, and no real end could be in sight. Somewhere in-between the two were brief moments of concern that recession was the last stop of the Fed hiking cycle. The market vacillated between fear of inflation and fear that recession was right around the corner. This made the markets on a daily basis a volatile one that seemed to alternate between fear of further rate volatility and credit spread widening. Nevertheless, volatility creates opportunities, and the portfolio was designed to accommodate current conditions, taking advantage of opportunities to capture future performance, all while focusing on liquidity and credit quality. Going forward we see the trend toward a more stable rate environment, placing a focus further on more liquid, high quality credits and embracing diversification. We do expect some spread widening in the weaker areas of the credit stack and individual issuers. Maintaining a vigilant view on credit and liquidity should prove to be helpful to navigate and perform under the current expected market conditions.

Yorktown Short Term Bond Fund

The Short Term Bond Fund performed consistently over the past fiscal year. At fiscal year ended January 31, 2023, the Short Term Bond Fund’s Institutional Class had a total return of -2.94% versus a total return of -2.36% for the ICE BofA U.S. Corporate & Government 1-3 Years Index over the same period.

The Short Term Bond Fund typically can be an effective defensive investment strategy, especially when countering headline risk or market risk subject to volatility that tends to make longer duration strategies a bit more difficult. During the fiscal year, the Short Term Bond Fund remained resilient and a strong place to once again be a conservative option. Nevertheless, due to the Fed QT reaction to increasing inflation, pressure on the front end of the yield curve pushed treasury yields in the 2-year and 5-year treasuries up. The increased yield, a reaction to the Fed’s more hawkish stance to combating that inflation, meant that the front end of the curve moved steeper in comparison to longer treasury maturities. Credit spreads remained fairly neutral into this, especially given the shorter maturities found in the portfolio, and so the overall negative movement in bond prices could be mitigated some by the stagnant to slightly improving short duration credit spreads. Moving forward, one would expect the front end of the curve to be a bit more affected due to where initial rate hikes will manifest and some expectations that the Fed might be too heavy handed pushing the economy into a recessionary overreaction. A conservative credit outlook, and a focus on maintaining strong credits with firm liquidity, were used to limit NAV volatility and will be utilized in a similar fashion going forward to cushion against anticipated negative market reaction to the end of the first real rate hike cycle the bond market has seen in decades. This type of reaction and outlook is a continuation of previous strategies employed in the Short Term Bond Fund and expected to be helpful over the next several months in maintaining value and providing a base for future performance. Overall, the Short Term Bond Fund produced a relatively stable and comparatively strong investment performance over the past year.

Equity Funds

Looking back to early 2022, the market outlook portrayed a somewhat average year ahead. Instead, it turned out to be a year marked by lackluster extremes: U.S. equities were down 20%, the worst since 2008, while bonds posted their worst performance in decades. After last year’s trauma, many investors are hoping for a return to normal. A look at historical data would tend to support this view, as even modestly down years are rare in the S&P 500. Since 1945, the index has seen positive returns more than 70% of the time. When down years do happen, the average return the next year is typically around 9.5%. However, delving further into history shows that 2023 could well be another year of extremes.

However, a closer examination of years following down years reveals an interesting pattern; the average return in this context may be close to the long-term average, but the variation within it is quite substantial. We see this through the elevated levels of market volatility that follow those negative years; the standard deviation of returns is around 25%, whereas in other years it generally hovers around 15%. This wider spread of outcomes is reflected in the boundaries of what defines a particularly good or bad year. In a typical year, we set the cutoff for the top quartile at 20%, while in post-down years it rises to 26%. Similarly, for the bottom quartile, -10% is the threshold, compared to 0% in other years. This suggests that years following down years tend to yield either staggeringly good or notably bad results, rather than the ‘average’ returns expected.

Prior to last year’s losses, U.S. stock valuations were already elevated, but not at tech-bubble levels. Now, following a year of multiple compression, valuations are around the post-Global Financial Crisis (GFC) average. This means that inflation will be the major factor affecting returns in 2023. Examining history, if the Fed is able to reduce inflation effectively and quickly, stocks may not only rise but could also see exceptionally good performance. However, a drawn-out fight against inflation could mean more material losses for investors in the coming year.

Yorktown Growth Fund

The Growth Fund’s Institutional Class posted a return of -8.04% for the fiscal year ended January 31, 2023, compared to the MSCI World Index of -6.99%.

The Growth Fund’s top 5 positive contributors to performance were ExlService Holdings, LPL Financial Holdings, Anglo American, Commercial Metals Company and Southern Copper. The Fund’s top 5 detractors to performance were Generac Holdings, Tokyo Electron, Gray Television, Globant and Tyler Technologies. ExlService is a well-run information technologies company that has consistently proven that they understand their client’s needs. LPL saw its gross profit increase 51% and net income increase 195% from a year ago. Anglo American, Commercial Metals and Southern Copper all benefited from a strong rally in commodities and precious metals in the first half of 2022. Generac Holdings was one of our top 5 performers last year and while it’s disappointing to see it in the bottom 5 this year, we’d like to point out that we cut our exposure in half on the position. Tokyo Electron, Gray Television, Globant SA and Tyler Technologies are all either technology companies or communication services which were two of the hardest hit sectors in a brutal year for equities.

Yorktown Capital Appreciation Fund

The Capital Appreciation Fund’s Institutional Class posted a return of -30.32% for the fiscal year ended January 31, 2023, compared to the S&P 500 total return of -8.22%.

The Capital Appreciation Fund’s top 5 contributors were Exact Sciences, Genius Sports, Iridium Communications, ASML Holding and Etsy. The Capital Appreciation Fund’s 5 biggest detractors to performance were Trade Desk, Kratos Defense & Security Solutions, Zoom Video Communications, Crowdstrike Holdings and Nu Holdings. Exact Sciences rallied strong to close out the fiscal year after it’s Cologuard product showed 95.2% sensitivity in detecting colorectal cancer. Genius Sports has rallied from picking up more gaming licenses in states like Ohio and Massachusetts. Iridium got a lift after announcing a partnership with Qualcomm to support satellite messaging in smart phones. ASML beat 4th quarter profit estimates and projected strong 2023 sales growth. Etsy has rebounded nicely to start the calendar year after tax loss selling to close out 2022. Our worst performers were companies that saw their share prices surge during the peak of the pandemic only to come back down to earth in 2022.

Yorktown Master Allocation Fund

The Master Allocation Fund’s Institutional Class had a return of -16.03% for the fiscal year ended January 31, 2023, compared to the MSCI World Index return of -6.99%. The Fund had its heaviest weighting in the Growth and Small Cap Funds and a smaller allocation to the Capital Appreciation Fund. The contributors and detractors as well as commentary mentioned in this shareholder letter about those three funds impacted the Master Allocation Fund.

Yorktown Small Cap Fund

During 2022, the Yorktown Small Cap Fund’s Institutional Class posted a return of -8.36% for the fiscal year ended January 31, 2023, compared to -6.50% for the Russell 2000® Growth Index and -3.38% for the Russell 2000® Index. Additionally, the Yorktown Small Cap Fund outperformed our peer group average as measured by Morningstar and ranked in the top 37% of small cap growth funds for 2022.

The three sectors that aided relative portfolio performance the most during the year included finance, electronic technology, and technology services. Energy Minerals, health services, and health technology were the three sectors which hindered relative portfolio performance the most during the year. From an attribution standpoint, stock selection was solely responsible for the Small Cap Fund outperformance over the Russell 2000 Growth Index as sector allocation hindered relative portfolio performance during the year. From a holdings perspective Catalyst Pharmaceuticals 178.44%, LPL Financial Holdings 35.69%, and Rambus 21.88% were the three stocks that helped absolute portfolio performance the most while Tech Target -53.94%, Intellia Therapeutics -70.49% and Wingstop -50.86% detracted the most from the portfolio during the year. Finance, electronic technology, and the retail sectors were the three largest weighted sectors in the portfolio while utilities, commercial services, and process industries were the three least weighted sectors represented in the portfolio at the end of the year.

We feel that whether the bottom is in, the current environment provides a historically great entry point for long-term small cap investors. We see opportunity in the small cap stocks that we believe have been unduly punished relative to large cap stocks and also know that small caps stocks historically have led the market higher coming out of recessions. As we have said before, small cap stocks tend to lead the way during downturns as well as recoveries and believe that current small cap valuations already reflect this forward-looking discount. We also believe that active management will prevail as it solely has the ability to identify the strongest, most fundamentally superior companies which will be key during the uneven equity market recovery.

We are confident that our strategy will continue to outperform our benchmark and peer group as the portfolio fundamentals indicate that while our growth metrics such as estimated 3-5 year earnings per share growth, are in line or significantly better than our benchmark at a forecasted 18.3% versus 18.4% for the benchmark, the price that the Small Cap Fund is paying for those estimated earnings is far less with a 2-year forecasted price to earnings ratio of 10.3 versus 13.9 for the benchmark. Additionally, when we look at other metrics such as dividend yield the Small Cap Fund experiences 1.5% yield versus 0.7% for the benchmark, while also possessing a significantly higher return on equity of 28.6 versus a mere 7.2 for the benchmark. All of these and more solid fundamental characteristics support our belief that the Yorktown Small Cap Fund is positioned well to take advantage of investors continued wariness of the “growth at any price” style of investing, favoring more of a cautious “growth at a reasonable price” tone as interest rates continue to climb making financing growth ever more expensive.

In Summary

2022 was a difficult, turbulent, and disappointing year. Global supply chain issues, and high energy, food, and housing costs fueled the fire, prompting the Fed to tighten monetary policy a total of 7 times throughout the year. This tightening was as we expected; however, it was anticipated to be more gradual given the telegraphed communication from the Fed around its ‘transitory’ nature. As we mentioned at the end of the 3rd quarter, the Fed playing catchup with a heavy-handed monetary policy perpetuated the frustrating investment environment and emphasize the continued regime of heightened market and economic volatility, which would carry forward, through the end of the year. The result was a year rife with volatility, uncertainty, and negative returns across both equity and fixed income asset classes, culminating in the most prolonged bear market since the Global Financial Crisis and the worst year for equities since 2008. Perennial optimists, we did observe silver linings in the dark clouds of 2022; peak inflation, labor market resilience, strong corporate balance sheets and some slight positive momentum for equities in the fourth quarter.

Looking Forward

As we look forward to 2023, we see a much more dynamic equity market environment, with large performance dispersions between market capitalization, growth versus value styles and economic sectors. We see the current “un-official recession” bottoming in the quarters ahead and are optimistic that the market will begin to “climb a wall of worry” in advance of the economy bottoming as it has historically. We believe that we are currently working our way out of a two-year rolling cyclical “bear” market that will slowly gain positive momentum in fits & starts as equity valuations become richer due to earnings decelerating and bottoming. Previous inflation peaks have coincided with market bottoms, and we believe that inflation has peaked. While our preference would be for the Fed to pause immediately, our wish is that the deteriorating economic data catches up and the Fed doesn’t go too far down the path with further rate hikes in 2023. At current levels, the markets are pricing in a final rate hike in March during this cycle. The actions of the Fed have large and lasting effects on the economy, which are historically lagged, and we believe these effects have not yet been fully felt.

David D. Basten
Founder & Chief Executive Officer
Yorktown Funds

Investing involves risk, including loss of principal. Diversification does not ensure a profit or guarantee against loss. High yield securities are subject to greater levels of interest rate, credit and liquidity risk. In general, as prevailing interest rates rise, fixed income securities prices will fall.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Yorktown Funds before investing. The Yorktown Funds’ prospectus contains this and other information about the Yorktown Funds and should be read carefully before investing. You may obtain a current copy of the Yorktown Funds’ prospectus by calling (888) 933-8274. The performance quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment in the Yorktown Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Distributed by Ultimus Fund Distributors, LLC. (Member FINRA)

Yorktown Growth Fund

SCHEDULE OF INVESTMENTS

January 31, 2023

Fund Holdings (as a percentage of net assets)

Technology	25.31%
Industrials	15.30%
Consumer Discretionary	13.70%
Health Care	13.03%
Materials	11.66%
Financials	7.86%
Communications	3.27%
Real Estate	3.12%
Consumer Staples	2.86%
Energy	1.46%
Utilities	0.82%
Other	1.61%
100.00%

	Shares	Fair Value
COMMON STOCKS — 98.39%
Communications — 3.27%
Gray Television, Inc.	25,850	$335,016
Joyy, Inc. - ADR	6,600	235,488
M3, Inc. - ADR	7,400	99,974
Nexstar Media Group, Inc.	1,600	327,632
Take-Two Interactive Software, Inc.(a)	3,400	384,982
Tegna, Inc.	27,600	550,068
Trade Desk, Inc. (The), Class A(a)	5,700	288,990
		2,222,150
Consumer Discretionary — 13.70%
Boyd Gaming Corp.	5,300	330,243
Compagnie Financiere Richemont SA - ADR	25,900	397,824
Copart, Inc.(a)	4,700	313,067
D.R. Horton, Inc.	3,600	355,284
Driven Brands Holdings, Inc.(a)	16,000	467,040
Etsy, Inc.(a)	3,250	447,135
Evolution AB - ADR	2,600	291,460
Evolution AB	2,600	290,904
Fortune Brands Home & Security, Inc.	4,550	293,521
Huazhu Group Ltd. - ADR	5,000	237,400
JD.com, Inc. - ADR(a)	5,100	303,603
Kering SA - ADR	5,350	334,215
LCI Industries	4,800	538,656
Li Ning Co. Ltd.	58,700	577,982
Lithia Motors, Inc., Class A	2,100	552,720
MasterBrand, Inc.(a)	4,550	41,860
Open House Co. Ltd.	9,100	342,636
Pool Corp.	1,410	543,710
PulteGroup, Inc.	9,100	517,699
RH(a)	1,300	405,587
Skyline Champion Corp.(a)	4,400	259,380
Taylor Morrison Home Corp.(a)	7,400	264,920
THOR Industries, Inc.	3,325	316,972
Tractor Supply Co.	2,800	638,372
Zalando SE - ADR(a)	11,000	255,420
		9,317,610
Consumer Staples — 2.86%
Five Below, Inc.(a)	2,400	473,112
Keurig Dr Pepper, Inc.	9,500	335,160
Pan Pacific International Holdings Corp. - ADR	14,300	262,834
Performance Food Group Co.(a)	4,300	263,676
Seven & I Holdings Co., Ltd. - ADR	15,250	358,680
Simply Good Foods Co. (The)(a)	7,000	254,100
		1,947,562
Energy — 1.46%
OMV AG - ADR	7,400	367,780
Sabine Royalty Trust	3,050	261,232
Texas Pacific Land Corp.	175	349,274
Vitesse Energy, Inc.(a)	870	13,885
		992,171

YORKTOWN GROWTH FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Fair Value
Financials — 7.86%
AllianceBernstein Holding LP	2,950	$111,834
Carlyle Group, Inc. (The)	10,600	381,282
Deutsche Boerse AG - ADR	31,000	553,040
Evercore Partners, Inc., Class A	2,375	308,299
Franklin Resources, Inc.	9,600	299,520
Houlihan Lokey, Inc., Class A	3,850	381,419
Jefferies Financial Group, Inc.	7,400	290,672
KKR & Co., Inc.	9,700	541,357
LPL Financial Holdings, Inc.	3,400	806,208
Raymond James Financial, Inc.	6,450	727,367
Stifel Financial Corp.	4,900	330,309
Tradeweb Markets, Inc., Class A	4,850	361,519
Worldline S.A. - ADR(a)	11,100	250,860
		5,343,686
Health Care — 13.03%
Align Technology, Inc.(a)	1,725	465,284
BioNTech SE - ADR	1,750	250,967
Bio-Techne Corp.	4,800	382,368
Charles River Laboratories International, Inc.(a)	1,800	437,850
Genmab A/S - ADR(a)	16,600	649,890
Globus Medical, Inc., Class A(a)	6,400	483,200
Hologic, Inc.(a)	4,600	374,302
ICON PLC(a)	2,450	565,239
Incyte Corp.(a)	3,100	263,934
Insulet Corp.(a)	2,150	617,738
Laboratory Corp. of America Holdings	1,000	252,120
LHC Group, Inc.(a)	2,100	333,060
Masimo Corp.(a)	1,950	331,656
Medpace Holdings, Inc.(a)	1,800	397,926
Merck KGaA - ADR	8,450	351,858
Penumbra, Inc.(a)	1,850	463,259
PerkinElmer, Inc.	1,950	268,184
QIAGEN N.V.(a)	6,100	298,900
QuidelOrtho Corp.(a)	5,000	428,050
Repligen Corp.(a)	2,150	398,395
Sonova Holding AG - ADR	6,780	338,932
STAAR Surgical Co.(a)	3,600	253,980
Takeda Pharmaceutical Co. Ltd. - ADR	16,000	252,800
		8,859,892
Industrials — 15.30%
Ashtead Group PLC - ADR	1,450	385,395
Atkore, Inc.(a)	3,800	494,950
C.H. Robinson Worldwide, Inc.	3,450	345,586
Disco Corp. - ADR	6,250	373,250
DSV A/S - ADR	3,850	317,433
Expeditors International of Washington, Inc.	2,600	281,190
Fluidra SA	15,600	274,047
Franklin Electric Co., Inc.	6,000	541,800
Generac Holdings, Inc.(a)	4,800	578,880
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. - ADR	3,400	248,370
Ingersoll Rand, Inc.	9,700	543,200
J.B. Hunt Transport Services, Inc.	1,500	283,575
Kuehne & Nagel International AG - ADR	6,200	294,686
Landstar System, Inc.	2,250	388,868
Makita Corp. - ADR	10,000	251,300
NIBE Industrier AB	28,800	309,373
Old Dominion Freight Line, Inc.	1,300	433,212
Prysmian SpA	14,400	585,455
Rollins, Inc.	7,300	265,720
Saia, Inc.(a)	3,000	818,340
Techtronic Industries Co. Ltd. - ADR	1,650	106,013
Teledyne Technologies, Inc.(a)	900	381,834
TopBuild Corp.(a)	1,300	260,078
Toro Co. (The)	3,200	356,864
U-Haul Holding Co.	540	36,196
U-Haul Holding Co., Class N	4,860	300,299
Wabtec Corp.	3,950	410,050
WESCO International, Inc.(a)	3,600	536,436
		10,402,400

YORKTOWN GROWTH FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Fair Value
Materials — 11.66%
Advanced Drainage Systems, Inc.	3,100	$312,604
Anglo American PLC - ADR	34,350	740,242
Berry Global Group, Inc.	7,950	490,753
Commercial Metals Co.	8,700	472,149
Franco-Nevada Corp.	2,400	352,080
Givaudan SA - ADR	3,600	233,028
James Hardie Industries PLC - ADR	12,300	276,381
Kingspan Group PLC - ADR	4,650	295,693
Louisiana-Pacific Corp.	5,050	343,855
Mitsui & Co. Ltd. - ADR	675	398,588
Nutrien Ltd.	6,300	521,577
Rio Tinto PLC - ADR	3,400	269,790
Southern Copper Corp.	6,300	473,823
Steel Dynamics, Inc.	3,550	428,272
Ternium S.A. - ADR	8,275	333,896
Trex Co., Inc.(a)	8,300	437,576
UFP Industries, Inc.	6,300	589,365
Vulcan Materials Co.	3,200	586,656
Westlake Chemical Corp.	3,050	374,388
		7,930,716
Real Estate — 3.12%
CBRE Group, Inc., Class A(a)	6,700	572,917
FirstService Corp.	2,300	328,670
STORE Capital Corp.	16,300	525,023
Sun Communities, Inc.	2,400	376,464
Vonovia SE - ADR	22,700	320,524
		2,123,598
Technology — 25.31%
Advantest Corp. - ADR	3,800	269,800
Amkor Technology, Inc.	13,800	403,788
Arista Networks, Inc.(a)	2,450	308,749
ASM International NV - ADR	810	272,970
Capgemini SE - ADR	8,200	310,288
CDW Corp.	2,200	431,266
Cirrus Logic, Inc.(a)	4,700	424,833
Concentrix Corp.	2,700	382,887
CoStar Group, Inc.(a)	4,050	315,495
CyberArk Software Ltd.(a)	3,100	436,728
Dassault Systemes SE - ADR	7,750	287,835
Descartes Systems Group, Inc. (The)(a)	8,200	598,764
Dlocal Ltd., Class A(a)	19,800	328,482
Endava PLC - ADR(a)	2,900	254,823
ExlService Holdings, Inc.(a)	5,500	938,300
Fortinet, Inc.(a)	11,500	601,910
Genpact Ltd.	11,200	529,536
Globant S.A.(a)	1,400	227,052
Infineon Technologies AG - ADR	11,700	420,030
KLA Corp.	1,500	588,720
Lasertec Corp.	2,100	411,970
Logitech International S.A.	7,500	437,775
MarketAxess Holdings, Inc.	1,100	400,235
Monolithic Power Systems, Inc.	1,300	554,528
Nintendo Co. Ltd. - ADR	29,000	312,330
Paylocity Holdings Corp.(a)	2,550	531,140
Power Integrations, Inc.	3,500	301,315
PTC, Inc.(a)	2,800	377,664
Qualys, Inc.(a)	4,700	542,192
Science Applications International Corp.	3,250	337,285
SPS Commerce, Inc.(a)	6,300	857,305
SS&C Technologies Holdings, Inc.	5,100	307,785
STMicroelectronics NV - ADR	9,400	443,868
Super Micro Computer, Inc.(a)	3,125	226,031
SYNNEX Corp.	4,000	408,600
TDK Corp. - ADR	7,500	263,925
Teradyne, Inc.	3,000	305,100
Tokyo Electron Ltd. - ADR	4,400	383,900
Tyler Technologies, Inc.(a)	1,650	532,571
United Microelectronics Corp. - ADR(a)	42,900	348,777
WNS Holdings Ltd. - ADR(a)	7,000	593,110
		17,209,662

YORKTOWN GROWTH FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Fair Value
Utilities — 0.82%
OGE Energy Corp.	6,800	$267,376
RWE AG - ADR	6,600	294,195
		561,571
Total Common Stocks
(Cost $49,953,796)		66,911,018

CONTINGENT VALUE RIGHTS — 0.00%
Health Care — 0.00%
ABIOMED, Inc. (a)(b)	1,550	—

Total Contingent Value Rights
(Cost $—)		—

Total Investments — 98.39%
(Cost $49,953,796)		66,911,018
Other Assets in Excess of Liabilities — 1.61%		1,093,418
Net Assets — 100.00%		$68,004,436

(a)	Non-income producing security.

(b)	Security is being fair valued in accordance with the Trust’s fair valuation policies and represents 0% of the Fund’s net assets.

ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Yorktown Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

January 31, 2023

Fund Holdings (as a percentage of net assets)

Technology	32.33%
Communications	19.16%
Consumer Discretionary	14.40%
Health Care	13.19%
Industrials	9.92%
Financials	6.06%
Other	4.94%
100.00%

	Shares	Fair Value
COMMON STOCKS — 95.06%
Communications — 19.16%
Airbnb, Inc., Class A(a)	1,632	$181,331
Alphabet, Inc., Class A(a)	1,700	168,028
Endeavor Group Holdings, Inc., Class A(a)	7,000	157,010
Grab Holdings Ltd., Class A(a)	52,000	197,080
Iridium Communications, Inc.(a)	3,850	230,384
Roblox Corp., Class A(a)	6,780	252,284
Spotify Technology S.A.(a)	1,630	183,734
Trade Desk, Inc. (The), Class A(a)	3,580	181,506
Uber Technologies, Inc.(a)	7,080	218,984
		1,770,341
Consumer Discretionary — 14.40%
Amazon.com, Inc.(a)	1,500	154,695
Chewy, Inc.(a)	3,650	164,469
Coupang, Inc., Class A(a)	8,410	142,045
DraftKings, Inc., Class A(a)	11,560	173,284
Etsy, Inc.(a)	1,566	215,450
Genius Sports Ltd.(a)	43,600	239,364
MercadoLibre, Inc.(a)	204	241,065
		1,330,372
Financials — 6.06%
Intercontinental Exchange, Inc.	2,100	225,855
Nu Holdings Ltd., Class A(a)	31,700	147,405
Robinhood Markets, Inc., Class A(a)	17,900	186,339
		559,599
Health Care — 13.19%
agilon health, inc.(a)	7,925	172,448
Exact Sciences Corp.(a)	6,360	429,427
Intuitive Surgical, Inc.(a)	900	221,121
Royalty Pharma PLC, Class A	5,370	210,451
Teladoc Health, Inc.(a)	6,300	185,220
		1,218,667
Industrials — 9.92%
AeroVironment, Inc.(a)	1,994	177,406
Elbit Systems Ltd.	1,030	174,255
Kratos Defense & Security Solutions, Inc.(a)	13,064	149,583
Teledyne Technologies, Inc.(a)	567	240,556
Trimble, Inc.(a)	3,000	174,180
		915,980
Technology — 32.33%
Adyen NV - ADR(a)	10,975	165,064
ASML Holding N.V. - ADR	283	187,018
Bill.com Holdings, Inc.(a)	1,340	154,931
CrowdStrike Holdings, Inc., Class A(a)	1,160	122,844
Global-e Online Ltd.(a)	6,530	195,704
Intuit, Inc.	439	185,552
Nano Dimension Ltd. - ADR(a)	57,800	159,528
NVIDIA Corp.	1,065	208,069
PagerDuty, Inc.(a)	6,650	198,103
PayPal Holdings, Inc.(a)	2,220	180,908
Snowflake, Inc., Class A(a)	1,120	175,213
StoneCo Ltd., Class A(a)	15,700	175,212
Synopsys, Inc.(a)	720	254,700
Teradyne, Inc.	1,854	188,552
Veeva Systems, Inc., Class A(a)	760	129,618
Workday, Inc., Class A(a)	900	163,287

YORKTOWN CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Fair Value
Zoom Video Communications, Inc., Class A(a)	1,890	$141,750
		2,986,053

Total Common Stocks/Investments — 95.06%
(Cost $9,568,548)		8,781,012
Other Assets in Excess of Liabilities — 4.94%		455,863
Net Assets — 100.00%		$9,236,875

(a)	Non-income producing security.

ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Yorktown Multi-Sector Bond Fund

SCHEDULE OF INVESTMENTS

January 31, 2023

Fund Holdings (as a percentage of net assets)

Corporate Bonds and Notes	59.53%
Asset Backed Securities	24.39%
U.S. Government & Agencies	8.20%
Collateralized Loan Obligations	5.98%
Commercial Paper	0.64%
Foreign Bonds	0.27%
Other	0.99%
100.00%

	Principal Amount	Fair Value
CORPORATE BONDS AND NOTES — 59.53%
Communications — 4.40%
CCO Holdings LLC, 5.00%, 2/1/2028 (a)	$1,000,000	$935,120
CCO Holdings LLC, 4.25%, 2/1/2031 (a)	1,000,000	834,250
CCO Holdings LLC, 4.50%, 6/1/2033 (a)	1,000,000	813,950
DIRECTV Holdings LLC, 5.88%, 8/15/2027 (a)	1,250,000	1,134,100
Lamar Media Corp., 3.63%, 1/15/2031	500,000	425,230
Level 3 Financing, Inc., 4.25%, 7/1/2028 (a)	2,000,000	1,587,530
Liberty Interactive LLC, 8.50%, 7/15/2029	1,000,000	512,105
Liberty Interactive LLC, 8.25%, 2/1/2030	1,000,000	477,445
Magallanes, Inc., 5.14%, 3/15/2052 (a)	1,000,000	831,896
Prosus NV, MTN, 3.06%, 7/13/2031 (a)	500,000	400,708
Scripps Escrow II, Inc., 3.88%, 1/15/2029 (a)	500,000	418,276
United States Cellular Corp., 6.70%, 12/15/2033	2,540,000	2,365,515
Univision Communications, Inc., 6.63%, 6/1/2027 (a)	500,000	490,633
Univision Communications, Inc., 4.50%, 5/1/2029 (a)	1,000,000	861,770
Verizon Communications, Inc., 2.85%, 9/3/2041	1,000,000	741,554
VMED OC UK Financing PLC, 4.75%, 7/15/2031 (a)	1,000,000	851,586
		13,681,668
Consumer Discretionary — 4.75%
Carnival Corp., 7.20%, 10/1/2023	1,000,000	1,006,099
Carnival Corp., 4.00%, 8/1/2028 (a)	2,000,000	1,731,100
Carnival Corp., 6.00%, 5/1/2029 (a)	1,000,000	791,255
Ford Motor Co., 3.25%, 2/12/2032	500,000	397,479
Ford Motor Credit Co., LLC, 3.38%, 11/13/2025	1,000,000	932,830
Ford Motor Credit Co., LLC, 2.90%, 2/10/2029	2,000,000	1,670,918
L Brands, Inc., 6.88%, 11/1/2035	2,000,000	1,825,285
LGI Homes, Inc., 4.00%, 7/15/2029 (a)	500,000	405,712
Marriott International, Inc., 2.75%, 10/15/2033	500,000	405,722
Marriott Ownership Resorts, Inc., 4.50%, 6/15/2029 (a)	1,000,000	871,834
QVC, Inc., 4.75%, 2/15/2027	2,000,000	1,518,600
Rent-A-Center, Inc., 6.38%, 2/15/2029 (a)	1,000,000	851,210
Royal Caribbean Cruises Ltd., 4.25%, 7/1/2026 (a)	500,000	434,453
Wolverine World Wide, Inc., 4.00%, 8/15/2029 (a)	1,000,000	807,795

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
WW International, Inc., 4.50%, 4/15/2029 (a)	$500,000	$266,999
Yum! Brands, Inc., 3.63%, 3/15/2031	1,000,000	853,903
		14,771,194
Consumer Staples — 3.64%
Anheuser-Busch Cos., LLC, 4.70%, 2/1/2036 (a)	100,000	99,206
Central Garden & Pet Co., 4.13%, 4/30/2031 (a)	500,000	419,955
Constellation Brands, Inc., 2.25%, 8/1/2031	500,000	412,879
Constellation Brands, Inc., 4.50%, 5/9/2047	500,000	448,881
Coty, Inc., 5.00%, 4/15/2026 (a)	1,000,000	958,535
JBS Finance Luxembourg Sarl, 3.63%, 1/15/2032 (a)	500,000	418,330
JBS USA LUX SA, 5.50%, 1/15/2030 (a)	1,000,000	972,905
JBS USA LUX SA, 3.75%, 12/1/2031 (a)	250,000	211,489
Kraft Heinz Foods Co., 5.00%, 6/4/2042 (a)	300,000	289,199
Kraft Heinz Foods Co., 5.00%, 6/4/2042	500,000	481,999
Kraft Heinz Foods Co., 4.38%, 6/1/2046	1,000,000	874,688
Kraft Heinz Foods Co., 4.88%, 10/1/2049	1,000,000	936,783
Land O’ Lakes, Inc., 7.25%, Perpetual (a)	2,000,000	1,780,000
Molson Coors Beverage Co., 4.20%, 7/15/2046	1,000,000	839,095
Natura Cosmeticos SA, 4.13%, 5/3/2028 (a)	500,000	413,295
Performance Food Group, Inc., 4.25%, 8/1/2029 (a)	500,000	446,820
Pilgrim’s Pride Corp., 4.25%, 4/15/2031 (a)	1,000,000	868,815
Vector Group Ltd., 5.75%, 2/1/2029 (a)	500,000	436,755
		11,309,629
Financials — 26.17%
Assurant, Inc., 7.00%, 3/27/2048	1,000,000	994,275
Assured Guaranty Municipal Holdings, Inc., 6.40%, 12/15/2066 (1MO LIBOR + 221.50bps)(a),(b)	2,000,000	1,908,020
Banco Bilbao Vizcaya Argentaria S.A., 6.13%, 2/16/2049 (USSW5 + 387.0bps)(b)	1,000,000	929,357
Banco Bilbao Vizcaya Argentaria S.A., Series 9, 6.50%, 3/25/2167 (H15T5Y + 519.2bps)(b)	2,900,000	2,845,654
Bank of America Corp., 4.38%, 4/27/2170 (H15T5Y + 276.0bps)(b)	2,000,000	1,820,200
Bank of Nova Scotia (The), 4.90%, 6/4/2165 (H15T5Y + 455.51bps)(b)	1,000,000	973,660
Barclays PLC, 4.84%, 5/9/2028	2,000,000	1,933,690
Barclays PLC, 5.09%, 6/20/2030 (3MO LIBOR + 305.4bps)(b)	1,500,000	1,440,474
Barclays PLC, 7.75%, 9/15/2168 (USSW5 + 484.2bps)(b)	1,000,000	994,970
BBVA Bancomer S.A., 5.13%, Perpetual (H15T5Y + 265.0bps)(b)	3,000,000	2,855,400
BNP Paribas SA, 6.63%, Perpetual (USSW5 + 414.9bps)(a),(b)	4,000,000	3,960,000
Brighthouse Financial, Inc., 4.70%, 6/22/2047	2,642,000	2,152,631
Citigroup, Inc., 4.70%, Perpetual (SOFR + 323.4bps)(b)	1,000,000	916,175

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Citizens Financial Group, Inc., Series C, 6.38%, Perpetual (3MO LIBOR + 315.7bps)(b)	$2,000,000	$1,925,800
Commerzbank AG, 7.00%, Perpetual (USISDA05 + 522.8bps)(b)	2,000,000	1,974,422
Credit Suisse Group AG, 2.59%, 9/11/2025 (SOFR + 156.0bps)(a),(b)	1,000,000	914,840
Credit Suisse Group AG, 5.10%, Perpetual (H15T5Y + 329.3bps)(a),(b)	1,000,000	705,000
Credit Suisse Group AG, 7.25%, Perpetual (USSW5 + 433.2bps)(a),(b)	3,000,000	2,460,450
Discover Financial Services, Series C, 5.50%, Perpetual (3MO LIBOR + 307.6bps)(b)	1,334,000	1,178,922
Enstar Finance LLC, 5.50%, 1/15/2042 (H15T5Y + 400.60bps)(b)	500,000	413,052
Enstar Group Ltd., 4.95%, 6/1/2029	2,000,000	1,884,411
FedNat Holding Co., 7.75%, 3/15/2029 (c)	2,400,000	492,000
Fifth Third Bancorp, 5.10%, Perpetual (3MO LIBOR + 303.3bps)(b)	1,000,000	979,648
Fifth Third Bancorp, Series J, 7.88%, Perpetual (3MO LIBOR + 312.9bps)(b)	4,000,000	3,975,000
GATX Corp., Class B, 4.00%, 6/30/2030	2,000,000	1,852,833
Global Atlantic Financial Co., 4.70%, 10/15/2051 (H15T5Y + 379.60bps)(a),(b)	1,000,000	862,276
Goldman Sachs Group, Inc. (The), Series P, 7.47%, 11/10/2069 (3MO LIBOR + 287.4bps)(b)	4,000,000	3,983,200
Icahn Enterprises LP, Class B, 4.38%, 2/1/2029	250,000	218,047
ING Groep NV, 4.25%, Perpetual (H15T5Y + 286.20bps)(b)	1,000,000	756,192
ING Groep NV, 5.75%, Perpetual (H15T5Y + 432.2bps)(b)	1,000,000	947,065
Intesa Sanpaolo SpA, 5.71%, 1/15/2026 (a)	3,000,000	2,949,524
JPMorgan Chase & Co., Series HH, 4.60%, Perpetual (SOFR+ 312.5bps)(b)	1,000,000	942,500
Liberty Mutual Group, Inc., 3.95%, 5/15/2060 (a)	500,000	372,785
Liberty Mutual Group, Inc., 4.30%, 2/1/2061 (a)	1,000,000	653,074
Lloyds Banking Group PLC, 7.50%, Perpetual (USSW5 + 476.0bps)(b)	3,000,000	2,981,760
Lloyds Banking Group PLC, 7.50%, Perpetual (USSW5 + 449.6bps)(b)	2,000,000	1,985,500
Macquarie Bank Ltd., 3.62%, 6/3/2030 (a)	1,000,000	863,253
Massachusetts Mutual Life Insurance Co., 3.38%, 4/15/2050 (a)	1,000,000	766,990
Nationwide Mutual Insurance Co., 4.35%, 4/30/2050 (a)	1,000,000	817,290
Nordea Bank Abp, 3.75%, Perpetual (H15T5Y + 260.20bps)(a),(b)	1,000,000	793,507
OneMain Finance Corp., 5.38%, 11/15/2029	2,000,000	1,753,850
Oppenheimer Holdings, Inc., 5.50%, 10/1/2025	500,000	493,938

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Pacific LifeCorp, 3.35%, 9/15/2050 (a)	$500,000	$374,171
Radian Group, Inc., 6.63%, 3/15/2025	2,250,000	2,252,736
SBL Holdings, Inc., 5.13%, 11/13/2026 (a)	2,000,000	1,814,432
SBL Holdings, Inc., 6.50%, Perpetual (H15T5Y + 562.0bps)(a),(b)	1,393,000	1,070,938
SBL Holdings, Inc., 7.00%, Perpetual (H15T5Y + 558.0bps)(a),(b)	1,000,000	830,176
Standard Chartered PLC, 4.30%, Perpetual (H15T5Y + 313.50bps)(a),(b)	2,000,000	1,717,800
SVB Financial Group, Series E, 4.70%, 11/15/2049 (H15T10Y + 306.40bps)(b)	1,000,000	770,000
Truist Financial Corp., Series M, 5.13%, Perpetual (3MO LIBOR + 278.6bps)(b)	2,000,000	1,809,800
UniCredit SpA, 5.86%, 6/19/2032 (USISDA05 + 370.3bps)(a),(b)	2,000,000	1,860,599
UniCredit SpA, 5.46%, 6/30/2035 (H15T5Y + 475.0bps)(a),(b)	500,000	437,922
Unifin Financiera SAB de CV Sociedad Financiera de Objeto Multiple, Entidad No Regulada, 8.38%, 1/27/2028 (a)(c)	1,000,000	44,400
Voya Financial, Inc., 5.65%, 5/15/2053 (3MO LIBOR + 358.0bps)(b)	2,000,000	1,992,780
WT Holdings, Inc., 5.50%, 4/30/2028 (a)	1,000,000	800,600
Zions Bancorp, 5.80%, Perpetual (3MO LIBOR + 380.0bps)(b)	1,000,000	986,556
		81,384,545
Health Care — 1.20%
Jazz Securities DAC, 4.38%, 1/15/2029 (a)	500,000	456,835
Organon Finance 1 LLC, 4.13%, 4/30/2028 (a)	1,000,000	905,700
Perrigo Finance Unlimited Co., 4.40%, 6/15/2030	1,000,000	878,810
Perrigo Finance Unlimited Co., 4.90%, 12/15/2044	1,000,000	746,240
Viatris, Inc., 3.85%, 6/22/2040	1,000,000	731,095
		3,718,680
Industrials — 8.33%
ADT Security Corp. (The), 4.13%, 8/1/2029 (a)	1,000,000	891,530
ADT Security Corp. (The), 4.88%, 7/15/2032 (a)	3,500,000	3,127,548
Air Canada, 3.88%, 8/15/2026 (a)	1,000,000	926,357
Air Canada Pass Through Trust, Series 2020-2A, Class A, 4.13%, 5/15/2025 (a)	1,141,502	1,057,624
American Airlines Pass Through Trust, Series 2021-1, Class B, 3.95%, 7/11/2030	955,000	807,043
American Airlines, Inc. Pass Through Trust, Series 2015-1, Class B, 3.70%, 5/1/2023	775,012	768,525
Burlington Northern Santa Fe LLC, 4.45%, 1/15/2053	1,000,000	955,037
Canadian Pacific Railway Co., Class B, 2.45%, 12/2/2031	1,000,000	863,957
CSX Corp., 5.50%, 4/15/2041	1,000,000	1,056,457
Dycom Industries, Inc., 4.50%, 4/15/2029 (a)	1,000,000	896,525
General Electric Co., Series B, 7.09%, Perpetual (3MO LIBOR + 232.0bps)(b)	600,000	567,000

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
General Electric Co., Series D, 8.10%, Perpetual (3MO LIBOR + 333.0bps)(b)	$500,000	$500,125
Norfolk Southern Corp., 4.55%, 6/1/2053	1,000,000	934,422
Prime Security Services Borrower LLC, Class B, 5.75%, 4/15/2026 (a)	2,000,000	1,962,569
Seaspan Corp., 5.50%, 8/1/2029 (a)	1,000,000	761,230
Stena International SA, 5.75%, 3/1/2024 (a)	3,000,000	2,983,175
Triton Container International Ltd., 3.25%, 3/15/2032	500,000	404,722
Union Pacific Corp., 3.20%, 5/20/2041	1,000,000	829,457
Union Pacific Corp., 2.95%, 3/10/2052	1,000,000	726,464
Union Pacific Corp., 3.50%, 2/14/2053	1,000,000	810,002
United Airlines Pass Through Trust, Series 2016-2B, Class B, 3.65%, 10/7/2025	571,759	530,286
United Airlines Pass Through Trust, Series 2020-1, Class B, 4.88%, 1/15/2026	723,363	705,611
United Airlines Pass Through Trust, Series 2016-2, Class A, 3.10%, 4/7/2030	735,690	617,320
United Airlines, Inc., 4.38%, 4/15/2026 (a)	50,000	47,526
US Airways Pass Through Trust, Series 2011-1, Class A, 7.13%, 10/22/2023	320,595	322,407
US Airways Pass Through Trust, Series 2012-2, Class A, 4.63%, 6/3/2025	1,511,356	1,400,243
ZipRecruiter, Inc., 5.00%, 1/15/2030 (a)	500,000	435,648
		25,888,810
Materials — 3.24%
Alcoa Nederland Holding BV, 5.50%, 12/15/2027 (a)	1,000,000	989,800
Ball Corp., 2.88%, 8/15/2030	1,000,000	821,295
Bemis Co., Inc., 2.63%, 6/19/2030	500,000	427,031
Berry Global, Inc., 5.63%, 7/15/2027 (a)	1,000,000	983,655
Canpack SA, 3.88%, 11/15/2029 (a)	500,000	415,790
Coeur Mining, Inc., 5.13%, 2/15/2029 (a)	1,000,000	806,434
Commercial Metals Co., 3.88%, 2/15/2031	500,000	433,386
Domtar Corp., 6.25%, 9/1/2042	1,000,000	649,733
Freeport-McMoRan, Inc., 5.25%, 9/1/2029	1,000,000	992,580
Glencore Funding LLC, 2.63%, 9/23/2031 (a)	500,000	417,797
Mosaic Co. (The), 5.45%, 11/15/2033	1,000,000	1,028,174
Reynolds Group Issuer, Inc., 4.00%, 10/15/2027 (a)	1,000,000	898,900
Unigel Luxembourg SA, 8.75%, 10/1/2026 (a)	1,000,000	1,011,646
WRKCo, Inc., 3.00%, 6/15/2033	250,000	211,997
		10,088,218
Real Estate — 0.64%
Iron Mountain, Inc., 4.88%, 9/15/2029 (a)	1,000,000	904,470
Iron Mountain, Inc., 5.25%, 7/15/2030 (a)	1,000,000	906,220
SBA Communications Corp., 3.88%, 2/15/2027 (a)	200,000	185,004
		1,995,694
Technology — 3.61%
Broadcom, Inc., 4.15%, 11/15/2030	1,000,000	933,870
Broadcom, Inc., 4.15%, 11/15/2030	500,000	466,935
Broadcom, Inc., 2.60%, 2/15/2033 (a)	1,000,000	786,368

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Broadcom, Inc., 3.50%, 2/15/2041 (a)	$1,000,000	$765,592
HP, Inc., 6.00%, 9/15/2041	2,538,000	2,583,635
Juniper Networks, Inc., 2.00%, 12/10/2030	500,000	396,974
Juniper Networks, Inc., 5.95%, 3/15/2041	700,000	701,061
Kyndryl Holdings, Inc., 2.05%, 10/15/2026	1,000,000	862,753
Kyndryl Holdings, Inc., 3.15%, 10/15/2031	1,000,000	735,484
Leidos, Inc., 2.95%, 5/15/2023	1,000,000	993,798
Lenovo Group Ltd., 5.83%, 1/27/2028 (a)	1,000,000	1,012,651
Seagate HDD Cayman, 4.88%, 3/1/2024	1,000,000	990,750
		11,229,871
Utilities — 3.55%
AEP Texas, Inc., Series I, 2.10%, 7/1/2030	500,000	418,232
Appalachian Power Co., Series Z, 3.70%, 5/1/2050	1,000,000	800,595
Dayton Power & Light Co. (The), 3.95%, 6/15/2049	1,000,000	830,615
Dominion Energy, Inc., 4.35%, Perpetual (H15T5Y + 319.5bps)(b)	1,000,000	900,000
Duke Energy Progress LLC, 2.50%, 8/15/2050	1,000,000	648,154
Kentucky Utilities Co., 3.30%, 6/1/2050	1,000,000	752,930
NRG Energy, Inc., 4.45%, 6/15/2029 (a)	1,000,000	916,145
Pacific Gas and Electric Co., 4.25%, 3/15/2046	500,000	378,216
Pacific Gas and Electric Co., 3.50%, 8/1/2050	500,000	338,170
Southern California Edison Co., Series B, 4.88%, 3/1/2049	1,000,000	951,652
Topaz Solar Farms LLC, 5.75%, 9/30/2039 (a)	899,238	865,058
Union Electric Co., 3.90%, 4/1/2052	750,000	647,764
Vistra Operations Co. LLC, 4.38%, 5/1/2029 (a)	1,000,000	880,823
WEC Energy Group, Inc., 6.72%, 5/15/2067 (3MO LIBOR + 211.3bps)(b)	2,000,000	1,706,200
		11,034,554
Total Corporate Bonds and Notes
(Cost $207,596,784)		185,102,863

ASSET BACKED SECURITIES — 24.39%
ACC Trust, Series 2022-1, Class C, 3.24%, 10/20/2025 (a)	1,000,000	959,169
American Credit Acceptance Receivables Trust, Series 2019-3, Class F, 5.42%, 5/12/2026 (a)	550,000	545,352
American Credit Acceptance Receivables Trust, Series 2021-2, Class E, 2.54%, 7/13/2027 (a)	2,000,000	1,852,404
American Credit Acceptance Receivables Trust, Series 2021-3, Class E, 2.56%, 11/15/2027 (a)	3,000,000	2,755,428
American Credit Acceptance Receivables Trust, Series 2021-4, Class E, 3.12%, 2/14/2028 (a)	1,000,000	853,644
Amur Equipment Finance Receivables LLC, Series 2022-1A, Class E, 5.02%, 12/20/2028 (a)	750,000	690,168
CarNow Auto Receivables Trust, Series 2021-1A, Class D, 3.64%, 2/17/2026 (a)	1,000,000	952,029
Carvana Auto Receivables Trust, Series 2020-N1A, Class E, 5.20%, 7/15/2027 (a)	1,000,000	930,427

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Carvana Auto Receivables Trust, Series 2021-N3, Class E, 3.16%, 6/12/2028 (a)	$2,250,000	$1,908,967
Carvana Auto Receivables Trust, Series 2021-N4, Class E, 4.53%, 9/11/2028 (a)	1,500,000	1,308,364
Carvana Auto Receivables Trust, Series 2022-N1, Class E, 6.01%, 12/11/2028 (a)	1,250,000	1,152,300
CCG Receivables Trust, Series 2020-1, Class D, 2.68%, 12/14/2027 (a)	1,281,000	1,228,317
Conn’s Receivables Funding LLC, Series 2021-A, Class B, 2.87%, 5/15/2026 (a)	826,101	817,470
Conn’s Receivables Funding LLC, Series 2022-A, Class A, 5.87%, 12/15/2026 (a)	1,283,756	1,286,958
Continental Credit Card ABS, Series 2019-1A, Class C, 6.16%, 8/15/2026 (a)	3,000,000	2,903,014
Continental Finance Credit Card ABS Master Trust, Series 2021-A, Class C, 4.02%, 12/17/2029 (a)	1,000,000	905,145
CPS Auto Receivables Trust, Series 2019-C, Class E, 4.30%, 7/15/2025 (a)	2,000,000	1,981,330
CPS Auto Receivables Trust, Series 2022-A, Class E, 4.88%, 4/16/2029 (a)	1,000,000	851,314
Dext ABS LLC, Series 2020-1, Class A, 1.46%, 2/16/2027 (a)	339,796	335,605
DT Auto Owner Trust, Series 2020-2A, Class D, 4.73%, 3/16/2026 (a)	500,000	493,151
DT Auto Owner Trust, Series 2021-2A, Class E, 2.97%, 7/17/2028 (a)	1,000,000	916,194
DT Auto Owner Trust, Series 2021-4A, Class E, 3.34%, 7/17/2028 (a)	1,000,000	845,466
DT Auto Owner Trust, Series 2022-1A, Class E, 5.53%, 3/15/2029 (a)	1,000,000	921,122
Encina Equipment Finance LLC, Series 2022-1A, Class D, 6.00%, 1/15/2030 (a)	1,000,000	979,914
Exeter Automobile Receivables Trust, Series 2021-4A, Class E, 4.02%, 1/17/2028 (a)	2,000,000	1,767,774
Exeter Automobile Receivables Trust, Series 2021-1A, Class E, 2.21%, 2/15/2028 (a)	1,155,000	1,057,546
Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56%, 7/17/2028	1,000,000	959,922
Exeter Automobile Receivables Trust, Series 2021-2A, Class E, 2.90%, 7/17/2028 (a)	1,000,000	896,762
Exeter Automobile Receivables Trust, Series 2021-3A, Class E, 3.04%, 12/15/2028 (a)	1,000,000	836,921
Exeter Automobile Receivables Trust, Series 2022-1A, Class E, 5.02%, 10/15/2029 (a)	2,000,000	1,639,000
First Investors Auto Owner Trust, Series 2019-2A, Class F, 5.69%, 7/15/2026 (a)	2,000,000	1,935,073
First Investors Auto Owner Trust, Series 2021-2A, Class D, 1.66%, 12/15/2027 (a)	840,000	768,108
Flagship Credit Auto Trust, Series 2018-3, Class E, 5.28%, 12/15/2025 (a)	2,000,000	1,968,039

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Flagship Credit Auto Trust, Series 2021-3, Class D, 1.65%, 9/15/2027 (a)	$1,000,000	$887,914
Flagship Credit Auto Trust, Series 2021-2, Class E, 3.16%, 9/15/2028 (a)	1,150,000	944,438
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class E, 2.98%, 4/15/2027 (a)	1,270,000	1,174,163
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class E, 3.35%, 10/15/2027 (a)	500,000	414,493
Foursight Capital Automobile Receivables Trust, Series 2022-1, Class D, 3.07%, 5/15/2028 (a)	1,000,000	902,846
Foursight Capital Automobile Receivables Trust, Series 2022-2, Class C, 5.75%, 8/15/2028 (a)	1,000,000	992,338
GCI Funding I LLC, Series 2021-1, Class A, 2.38%, 6/18/2046 (a)	842,974	739,010
Global SC Finance VII Srl, Series 2020-1A, Class A, 2.17%, 10/17/2040 (a)	370,394	336,696
GLS Auto Receivables Issuer Trust, Series 2019-3A, Class D, 3.84%, 5/15/2026 (a)	3,000,000	2,930,262
GLS Auto Receivables Issuer Trust, Series 2021-1A, Class E, 3.14%, 1/18/2028 (a)	2,750,000	2,561,526
GLS Auto Receivables Issuer Trust, Series 2021-4A, Class E, 4.43%, 10/16/2028 (a)	1,000,000	842,283
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class E, 3.20%, 10/16/2028 (a)	1,000,000	873,079
GLS Auto Receivables Issuer Trust, Series 2022-1A, Class E, 5.64%, 5/15/2029 (a)	1,000,000	899,515
Helios Issuer LLC, Series 2021-A, Class B, 3.15%, 2/20/2048 (a)	795,297	651,689
HERO Funding Trust, Series 2021-1A, Class B, 4.00%, 9/20/2051 (a)	373,796	343,202
HPEFS Equipment Trust, Series 2020-1A, Class D, 2.26%, 2/20/2030 (a)	1,000,000	995,457
Loanpal Solar Loan Ltd., Series 2021-3GS, Class C, 3.50%, 12/20/2047 (a)	917,088	587,476
Loanpal Solar Loan Ltd., Series 2021-2GS, Class C, 3.50%, 3/20/2048 (a)	956,351	689,482
Longtrain Leasing III LLC, Series 2015-1A, Class A2, 4.06%, 1/15/2045 (a)	972,227	912,750
METAL Cayman LLC, Series 2017-1, Class B, 6.50%, 10/15/2042 (a)	3,702,368	712,706
Mosaic Solar Loan Trust, Series 2021-1A, Class D, 3.71%, 12/20/2046 (a)	769,553	662,974
Octane Receivables Trust, Series 2022-2A, Class D, 7.70%, 2/20/2030 (a)	1,000,000	1,008,285
Pawnee Equipment Receivables LLC, Series 2019-1, Class E, 3.80%, 1/15/2026 (a)	467,000	459,161
Purchasing Power Funding LLC, Series 2021-A, Class C, 2.53%, 10/15/2025 (a)	1,000,000	970,011
Regatta VI Funding Ltd., Series 2016-1A, Class CR2, 6.96%, 4/20/2034 (3MO LIBOR + 215.0bps)(a),(b)	1,000,000	958,150

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Regatta XVIII Funding Ltd., Series 2021-1A, Class C, 6.54%, 1/15/2034 (3MO LIBOR + 175.0bps)(a),(b)	$1,000,000	$942,941
Sapphire Aviation Finance I Ltd., Series 2018-1A, Class C, 7.39%, 3/15/2040 PIK (a)	3,150,399	414,277
SCF Equipment Leasing LLC, Series 2019-2A, Class B, 2.76%, 8/20/2026 (a)	1,000,000	968,737
SCF Equipment Leasing LLC, Series 2021-1A, Class E, 3.56%, 8/20/2032 (a)	750,000	707,313
TAL Advantage VII LLC, Series 2020-1A, Class A, 2.05%, 9/20/2045 (a)	755,000	673,786
Textainer Marine Containers Ltd., Series 2021-3A, Class A, 1.94%, 8/20/2046 (a)	1,064,000	898,932
Trinity Rail Leasing 2021 LLC, Series 2021-1A, Class B, 3.08%, 7/19/2051 (a)	500,000	412,778
Triton Container Finance VIII LLC, Series 2020-1A, Class A, 2.11%, 9/20/2045 (a)	801,667	707,395
TRP LLC, Series 2021-2, Class B, 3.08%, 6/19/2051 (a)	950,000	803,221
United Auto Credit Securitization Trust, Series 2021-1, Class E, 2.58%, 6/10/2026 (a)	2,000,000	1,899,370
United Auto Credit Securitization Trust, Series 2022-1, Class E, 5.00%, 11/10/2028 (a)	1,000,000	926,039
US Auto Funding LLC, Series 2021-1A, Class C, 2.20%, 5/15/2026 (a)	1,125,000	1,075,316
US Auto Funding LLC, Series 2021-1A, Class E, 6.32%, 9/15/2028 (a)	500,000	465,805

	Principal Amount	Fair Value
USQ Rail II LLC, Series 2021-3, Class B, 2.98%, 6/28/2051 (a)	$500,000	$421,304
Westlake Automobile Receivables Trust, Series 2021-3A, Class E, 3.42%, 4/15/2027 (a)	1,000,000	878,532

Total Asset Backed Securities
(Cost $86,714,767)		75,848,049

U.S. GOVERNMENT & AGENCIES — 8.20%
Fannie Mae, Pool #BP2175, 3.00%, 2/1/2035	273,280	262,590
Fannie Mae, Pool #MA4915, 5.00%, 2/1/2038	1,000,000	1,018,066
Fannie Mae, Pool #BR2084, 1.90%, 6/1/2051 (b)	745,454	680,408
Fannie Mae, Pool #BT3256, 2.50%, 7/1/2051	920,090	807,773
Fannie Mae, Pool #BT1339, 2.50%, 7/1/2051	1,795,028	1,575,120
Fannie Mae, Pool #BT1314, 2.50%, 7/1/2051	604,603	531,105
Fannie Mae, Pool #BQ7422, 2.50%, 8/1/2051	873,103	765,715
Fannie Mae, Pool #FS1428, 4.00%, 4/1/2052	1,821,536	1,760,305
Fannie Mae, Pool #CB5536, 5.00%, 1/1/2053	1,997,887	2,011,360
Fannie Mae, Pool #MA4932, 3.00%, 1/1/2053	1,000,000	908,432
Federal Agricultural Mortgage Corp., 3.05%, 6/29/2032	500,000	467,240
Federal Farm Credit Bank, 2.13%, 5/21/2040	1,000,000	698,760
Federal Farm Credit Bank, 1.95%, 8/13/2040	1,000,000	673,919

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Federal Farm Credit Bank, 2.07%, 12/21/2040	$500,000	$341,067
Federal Home Loan Bank, 2.01%, 7/16/2040	1,000,000	667,247
Federal Home Loan Mortgage Corp., 1.75%, 7/27/2035	1,500,000	1,115,701
Freddie Mac, Pool #RD5138, 5.00%, 1/1/2033	1,000,000	1,018,066
Freddie Mac, Pool #SB8509, 2.00%, 1/1/2036	732,901	668,408
Freddie Mac, Pool #QO0931, 4.00%, 10/1/2037	658,745	654,762
Freddie Mac, Pool #RB5135, 2.00%, 10/1/2041	907,262	790,412
Freddie Mac, Pool #RA2314, 3.50%, 3/1/2050	386,890	367,146
Freddie Mac, Pool #RA2657, 3.50%, 5/1/2050	812,023	769,849
Freddie Mac, Pool #SD0430, 2.50%, 8/1/2050	674,080	596,144
Freddie Mac, Pool #QC3907, 2.50%, 7/1/2051	905,449	794,500
Freddie Mac, Pool #QF5251, 5.50%, 1/1/2053	998,146	1,014,370
United States Treasury Note, 0.38%, 12/31/2025	5,000,000	4,529,688

Total U.S. Government & Agencies
(Cost $28,340,866)		25,488,153

	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS — 5.98%
Apex Credit CLO Ltd., Series 2018-1A, Class B, 6.42%, 4/25/2031 (3MO LIBOR + 160.0bps)(a),(b)	$1,190,000	$1,142,293
Apex Credit CLO Ltd., Series 2018-2A, Class C2R, 7.41%, 10/20/2031 (3MO LIBOR + 260.0bps)(a),(b)	420,000	406,177
Atrium XII, Series 2012-A, Class CR, 6.47%, 4/22/2027 (3MO LIBOR + 165.0bps)(a),(b)	2,500,000	2,439,738
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class BRR, 6.96%, 4/20/2034 (3MO LIBOR + 215.0bps)(a),(b)	250,000	236,706
Benefit Street Partners CLO XXV Ltd., Series 2021-25A, Class C, 6.94%, 1/15/2035 (3MO LIBOR + 215.0bps)(a),(b)	1,000,000	954,782
Carlyle Global Market Strategies CLO, Series 2017-1A, Class BR, 7.01%, 4/20/2031 (3MO LIBOR + 220.0bps)(a),(b)	1,000,000	951,915
Carlyle Global Market Strategies CLO, Series 2016-3A, Class CRR, 7.01%, 7/20/2034 (3MO LIBOR + 220.0bps)(a),(b)	375,000	359,106
Hildene TruPS Financials Note Securitization Ltd., Series 2019-2A, Class A2, 7.12%, 5/22/2039 (3MO LIBOR + 245.0bps)(a),(b)	3,000,000	2,985,000

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
HPS Loan Management Ltd., Series 2010A-16, Class BRR, 6.86%, 4/20/2034 (3MO LIBOR + 205.0bps)(a),(b)	$1,000,000	$957,399
Madison Park Funding XXI Ltd., Series 2016-21A, Class BRR, 6.99%, 10/15/2032 (3MO LIBOR + 220.0bps)(a),(b)	1,000,000	965,677
Madison Park Funding XXXVIII Ltd., Series 2021-38A, Class C, 6.69%, 7/17/2034 (3MO LIBOR + 190.0bps)(a),(b)	1,000,000	955,795
Palmer Square CLO Ltd., Series 2022-1A, Class C, 6.69%, 4/20/2035 (TSFR3M + 205.0bps)(a),(b)	1,000,000	953,137
Rockford Tower CLO Ltd., Series 2019-2A, Class CR, 6.68%, 8/20/2032 (3MO LIBOR + 200.0bps)(a),(b)	1,000,000	959,340
Venture CLO Ltd., Series 2018-31A, Class C1, 6.76%, 4/20/2031 (3MO LIBOR + 195.0bps)(a),(b)	1,000,000	926,216
Wellfleet CLO Ltd., Series 2016-1A, Class CR, 6.81%, 4/20/2028 (3MO LIBOR + 200.0bps)(a),(b)	3,000,000	2,939,877
Wind River CLO Ltd., Series 2016-1KRA, Class CR2, 7.14%, 10/15/2034 (3MO LIBOR + 235.0bps)(a),(b)	500,000	475,349

Total Collateralized Loan Obligations
(Cost $19,115,263)		18,608,507

	Principal Amount	Fair Value
FOREIGN BONDS — 0.27%
Mexican Government International Bond, 3.50%, 2/12/2034	$1,000,000	$842,861

Total Foreign Bonds
(Cost $995,617)		842,861

COMMERCIAL PAPER — 0.64%
FMC Corp., 4.80%, 2/1/2023(d)	2,000,000	1,999,731

Total Commercial Paper
(Cost $2,000,000)		1,999,731

Total Investments — 99.01%
(Cost $344,763,297)		307,890,164
Other Assets in Excess of Liabilities — 0.99%		3,076,118
Net Assets — 100.00%		$310,966,282

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as January 31, 2023 was $170,308,782, representing 54.77% of net assets.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of January 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(c)	In default

(d)	The rate shown represents effective yield at time of purchase.

PIK — Payment-in-kind security

The accompanying notes are an integral part of these financial statements.

Yorktown Short Term Bond Fund

SCHEDULE OF INVESTMENTS

January 31, 2023

Fund Holdings (as a percentage of net assets)

Corporate Bonds and Notes	52.72%
Asset Backed Securities	31.84%
U.S. Government & Agencies	7.69%
Collateralized Loan Obligations	6.32%
Commercial Paper	0.87%
Other	0.56%
100.00%

	Principal Amount	Fair Value
CORPORATE BONDS AND NOTES — 52.72%
Communications — 1.60%
AT&T, Inc., 4.94%, 3/25/2024 (SOFR + 64.0bps)(a)	$1,000,000	$1,000,055
Expedia Group, Inc., 5.00%, 2/15/2026	213,000	213,263
NBN Co. Ltd., MTN, 1.45%, 5/5/2026 (a),(b)	1,000,000	901,240
Verizon Communications, Inc., 5.71%, 5/15/2025 (3MO LIBOR + 110.0bps)(a)	2,000,000	2,027,926
Verizon Communications, Inc., 5.09%, 3/20/2026 (SOFR + 79.0bps)(a)	1,389,000	1,384,906
		5,527,390
Consumer Discretionary — 6.04%
Amazon.com, Inc., 4.70%, 11/29/2024	1,000,000	1,005,087
American Honda Finance Corp., MTN, 1.50%, 1/13/2025	1,000,000	943,028
eBay, Inc., 1.40%, 5/10/2026	500,000	450,954
Ford Motor Co., 4.35%, 12/8/2026	1,000,000	974,537
Ford Motor Credit Co., LLC, 5.84%, 2/15/2023 (3MO LIBOR + 123.50bps)(a)	250,000	250,049
Ford Motor Credit Co., LLC, 2.30%, 2/10/2025	1,000,000	928,508
Ford Motor Credit Co., LLC, 3.38%, 11/13/2025	1,000,000	932,830
General Motors Financial Co., Inc., 5.10%, 1/17/2024	1,000,000	998,870
General Motors Financial Co., Inc., 1.20%, 10/15/2024	1,000,000	934,791
General Motors Financial Co., Inc., 3.80%, 4/7/2025	1,000,000	971,692
General Motors Financial Co., Inc., 1.25%, 1/8/2026	1,000,000	896,998
General Motors Financial Co., Inc., 1.50%, 6/10/2026	1,000,000	889,485
General Motors Financial Co., Inc., 5.34%, 2/26/2027 (SOFR + 104.0bps)(a)	500,000	483,161
Home Depot Inc. (The), 4.00%, 9/15/2025	500,000	497,918
Hyatt Hotels Corp., 1.30%, 10/1/2023	500,000	486,716
Hyundai Capital America, 1.25%, 9/18/2023 (b)	1,000,000	975,138
Hyundai Capital America, 4.30%, 2/1/2024 (b)	1,000,000	989,326
Hyundai Capital America, 0.88%, 6/14/2024 (b)	500,000	471,627
Hyundai Capital America, 1.00%, 9/17/2024 (b)	500,000	467,166
Kia Corp., 1.00%, 4/16/2024 (b)	1,000,000	950,577
Marriott International, Inc., 3.75%, 3/15/2025	2,000,000	1,947,875
Nissan Motor Acceptance Co., LLC, 1.13%, 9/16/2024 (b)	500,000	463,671
Nissan Motor Co. Ltd., 3.04%, 9/15/2023 (b)	1,100,000	1,082,652
Nissan Motor Co. Ltd., 3.52%, 9/17/2025 (b)	2,000,000	1,889,005
		20,881,661

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Consumer Staples — 1.26%
7-Eleven, Inc., 0.80%, 2/10/2024 (b)	$1,000,000	$956,291
JBS USA LUX SA, 5.13%, 2/1/2028 (b)	1,000,000	980,098
JDE Peet’s NV, 1.38%, 1/15/2027 (b)	250,000	217,023
Mitsubishi Corp., 1.13%, 7/15/2026 (b)	500,000	444,043
Mondelez International Holdings Netherlands BV, 1.25%, 9/24/2026 (b)	1,000,000	884,222
Viterra Finance BV, 2.00%, 4/21/2026 (b)	1,000,000	882,214
		4,363,891
Financials — 23.84%
AerCap Ireland Capital, 3.50%, 1/15/2025	2,000,000	1,923,580
AerCap Ireland Capital DAC, 1.65%, 10/29/2024	1,000,000	935,878
AIG Global Funding, 0.65%, 6/17/2024 (b)	1,000,000	944,552
Air Lease Corp., 0.80%, 8/18/2024	1,000,000	931,996
Air Lease Corp., 1.88%, 8/15/2026	500,000	445,847
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	1,800,000	1,741,639
Ally Financial, Inc., 3.05%, 6/5/2023	500,000	496,424
Antares Holdings LP, 3.95%, 7/15/2026 (b)	1,500,000	1,314,323
Athene Global Funding, 1.20%, 10/13/2023 (b)	1,000,000	973,522
Athene Global Funding, 2.75%, 6/25/2024 (b)	1,250,000	1,198,714
Athene Global Funding, 4.86%, 8/19/2024 (SOFR + 56.0bps)(a),(b)	1,000,000	977,357
Athene Global Funding, 5.02%, 1/7/2025 (SOFR + 71.5bps)(a),(b)	1,000,000	974,039
Aviation Capital Group LLC, 4.38%, 1/30/2024 (b)	925,000	907,027
Aviation Capital Group LLC, 1.95%, 1/30/2026 (b)	1,000,000	889,996
Avolon Holdings Funding Ltd., 2.13%, 2/21/2026 (b)	2,000,000	1,790,032
Banco Santander Chile, 2.70%, 1/10/2025 (b)	150,000	143,979
Banco Santander SA, 2.75%, 5/28/2025	1,000,000	943,337
Banco Santander SA, 5.15%, 8/18/2025	1,000,000	1,000,847
Bank of Nova Scotia (The), 4.85%, 3/2/2026 (SOFR + 54.5bps)(a)	2,000,000	1,967,307
BPCE SA, 2.38%, 1/14/2025 (b)	500,000	471,535
Brighthouse Financial Global Funding, MTN, 5.06%, 4/12/2024 (SOFR +76.0bps)(a),(b)	1,000,000	995,231
Capital One Financial Corp., 4.99%, 12/6/2024 (SOFR + 69.0bps)(a)	1,000,000	990,298
Citadel Finance LLC, 3.38%, 3/9/2026 (b)	2,000,000	1,812,173
Citigroup, Inc., 5.07%, 6/9/2027 (SOFR + 77.0bps)(a)	1,000,000	972,548
CNO Global Funding, 1.75%, 10/7/2026 (b)	500,000	448,828
Credit Suisse Group AG, 5.98%, 6/12/2024 (3MO LIBOR + 124.0bps)(a),(b)	3,000,000	2,903,125
Drawbridge Special Opportunities Fund LP, 3.88%, 2/15/2026 (b)	2,000,000	1,845,788
Equitable Financial Life Global Funding, 1.40%, 7/7/2025 (b)	1,000,000	918,190
Equitable Financial Life Global Funding, 1.00%, 1/9/2026 (b)	500,000	448,160
Equitable Financial Life Global Funding, 1.70%, 11/12/2026 (b)	1,000,000	889,631
F&G Global Funding, 0.90%, 9/20/2024 (b)	500,000	462,421

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
GA Global Funding Trust, 1.00%, 4/8/2024 (b)	$1,000,000	$944,872
GA Global Funding Trust, 1.63%, 1/15/2026 (b)	1,000,000	903,041
GE Capital International Funding Co., 3.37%, 11/15/2025	200,000	192,631
Goldman Sachs Group, Inc. (The), 5.11%, 3/9/2027 (SOFR + 81.0bps)(a)	1,000,000	973,587
Goldman Sachs Group, Inc. (The), 5.12%, 9/10/2027 (SOFR + 82.0bps)(a)	500,000	484,658
Goldman Sachs Group, Inc. (The), 5.22%, 10/21/2027 (SOFR + 92.0bps)(a)	2,000,000	1,945,394
HSBC Holdings PLC, 4.25%, 3/14/2024	1,000,000	991,272
HSBC Holdings PLC, 0.73%, 8/17/2024 (SOFR+ 53.4bps)(a)	700,000	681,324
HSBC Holdings PLC, 4.25%, 8/18/2025	1,313,000	1,283,082
HSBC Holdings PLC, 6.12%, 9/12/2026 (3MO LIBOR + 138.0bps)(a)	1,500,000	1,481,930
Huntington Bancshares, Inc., 2.63%, 8/6/2024	1,000,000	967,543
ING Groep NV, 5.31%, 4/1/2027 (SOFR + 101.0bps)(a)	2,000,000	1,941,922
Intesa Sanpaolo SpA, 3.25%, 9/23/2024 (b)	4,000,000	3,825,579
Jackson Financial, Inc., 1.13%, 11/22/2023	1,000,000	968,011
JPMorgan Chase & Co., 4.08%, 4/26/2026 (SOFR + 132.0bps)(a)	1,000,000	982,562
JPMorgan Chase & Co., 5.19%, 4/22/2027 (SOFR + 88.5bps)(a)	2,000,000	1,971,650
JPMorgan Chase & Co., 5.48%, 2/24/2028 (SOFR + 118.0bps)(a)	1,000,000	990,563
JPMorgan Chase & Co., MTN, 4.65%, 6/22/2028 (SOFR + 35.0bps)(a)	365,000	332,917
KeyCorp Capital, 5.49%, 7/1/2028 (3MO LIBOR + 74.0bps)(a)	1,000,000	925,755
Lloyds Banking Group PLC, 4.58%, 12/10/2025 (b)	250,000	244,217
Macquarie Group Ltd., 4.88%, 6/10/2025 (b)	285,000	280,906
Met Tower Global Funding, MTN, 1.25%, 9/14/2026 (b)	1,000,000	885,166
Mitsubishi UFJ Financial Group, Inc., 1.41%, 7/17/2025	1,000,000	916,016
Mitsubishi UFJ Financial Group, Inc., 0.95%, 7/19/2025 (H15T1Y + 55.0bps)(a)	1,000,000	937,521
Nomura Holdings, Inc., 1.65%, 7/14/2026	1,000,000	889,624
Nordea Bank Abp, MTN, 1.50%, 9/30/2026 (b)	1,000,000	884,181
Pricoa Global Funding I, MTN, 1.20%, 9/1/2026 (b)	500,000	446,672
Principal Life Global Funding II, MTN, 1.50%, 11/17/2026 (b)	1,000,000	888,928
Protective Life Global Funding, MTN, 1.30%, 9/20/2026 (b)	500,000	440,887
Royal Bank of Canada, MTN, 5.01%, 1/21/2027 (SOFR + 71.0bps)(a)	1,000,000	977,686
Santander Holdings USA, Inc., 3.50%, 6/7/2024	2,500,000	2,442,267
Santander UK PLC, 5.00%, 11/7/2023 (b)	1,000,000	996,055
Security Benefit Global Funding, MTN, 1.25%, 5/17/2024 (b)	1,000,000	945,512
SMBC Aviation Capital Finance DAC, 1.90%, 10/15/2026 (b)	1,000,000	867,159

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Societe Generale SA, 5.00%, 1/17/2024 (b)	$2,000,000	$1,985,211
Societe Generale SA, 4.25%, 4/14/2025 (b)	3,000,000	2,907,947
Societe Generale SA, 5.35%, 1/21/2026 (SOFR + 105.0bps)(a),(b)	500,000	491,116
Societe Generale SA, MTN, 1.79%, 6/9/2027 (H15T5Y + 100.0bps)(a),(b)	1,000,000	886,644
Sumitomo Mitsui Financial Group, Inc., 5.59%, 10/16/2023 (3MO LIBOR + 80.0bps)(a)	1,000,000	1,002,289
Sumitomo Mitsui Financial Group, Inc., 1.47%, 7/8/2025	500,000	459,555
Sumitomo Mitsui Financial Group, Inc., 5.18%, 1/14/2027 (SOFR + 88.0bps)(a)	1,000,000	983,826
Sumitomo Mitsui Trust Bank Ltd., MTN, 0.85%, 3/25/2024 (b)	1,000,000	952,584
Truist Bank, 5.32%, 5/15/2027 (3MO LIBOR + 67.0bps)(a)	1,500,000	1,418,266
Wells Fargo & Co., 5.29%, 1/15/2027 (3MO LIBOR + 50.0bps)(a)	2,000,000	1,891,063
		82,467,915
Health Care — 2.47%
HCA, Inc., 5.00%, 3/15/2024	2,000,000	1,995,781
Highmark, Inc., 1.45%, 5/10/2026 (b)	500,000	448,459
McKesson Corp., Class B, 1.30%, 8/15/2026	1,000,000	892,737
PerkinElmer, Inc., 0.85%, 9/15/2024	1,260,000	1,179,583
Perrigo Finance Unlimited Co., 3.90%, 12/15/2024	2,250,000	2,178,551
Viatris, Inc., 1.65%, 6/22/2025	1,000,000	919,561
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/2024	1,000,000	943,350
		8,558,022
Industrials — 5.33%
Air Canada Pass Through Trust, Series 2013-1, Class A, 4.13%, 5/15/2025 (b)	1,112,965	1,031,183
Air Canada Pass Through Trust, Series 2017-1, Class B, 3.70%, 7/15/2026 (b)	559,524	513,961
Air Canada Pass Through Trust, Series 2020-2, Class A, 5.25%, 10/1/2030 (b)	254,522	244,368
American Airlines Pass Through Trust, Series 2014-1, Class A, 3.70%, 10/1/2026	1,825,068	1,620,503
Ashtead Capital, Inc., 1.50%, 8/12/2026 (b)	1,000,000	880,774
Boeing Co. (The), 1.43%, 2/4/2024	1,100,000	1,060,387
Boeing Co. (The), 2.20%, 2/4/2026	1,000,000	924,931
British Airways Pass Through Trust, Series 2013-1, Class A, 4.63%, 6/20/2024	696,435	679,983
CNH Industrial Capital LLC, 1.88%, 1/15/2026	1,000,000	926,176
Delta Air Lines Pass Through Trust, Series 2015-1, Class B, 4.25%, 7/30/2023	59,779	59,247
PACCAR Financial Corp., MTN, 1.10%, 5/11/2026	500,000	450,669
Penske Truck Leasing Co. LP, 1.20%, 11/15/2025 (b)	1,000,000	895,638
Penske Truck Leasing Co. LP, 1.70%, 6/15/2026 (b)	1,000,000	890,203
Stanley Black & Decker, Inc., 2.30%, 2/24/2025	1,000,000	952,527
Trimble, Inc., 4.15%, 6/15/2023	1,000,000	997,166

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Triton Container International Ltd., 0.80%, 8/1/2023 (b)	$1,055,000	$1,025,124
Triton Container International Ltd., 1.15%, 6/7/2024 (b)	1,000,000	934,912
Triton Container International Ltd., 2.05%, 4/15/2026 (b)	1,000,000	886,783
United Airlines Pass Through Trust, Series 2020-1, Class B, 4.88%, 1/15/2026	723,363	705,611
United Airlines Pass Through Trust, Series 2016-1, Class A, 3.45%, 7/7/2028	709,790	619,071
US Airways Pass Through Trust, Series 2012-2, Class A, 4.63%, 6/3/2025	45,083	41,769
US Airways Pass Through Trust, Series 2013-1, Class A, 3.95%, 11/15/2025	1,331,493	1,235,278
Vontier Corp., 1.80%, 4/1/2026	1,000,000	869,830
		18,446,094
Materials — 2.36%
Berry Global, Inc., 0.95%, 2/15/2024	1,000,000	955,035
Berry Global, Inc., 1.57%, 1/15/2026	1,000,000	904,373
Berry Global, Inc., 1.65%, 1/15/2027	2,000,000	1,750,631
Glencore Funding LLC, 1.63%, 4/27/2026 (b)	1,000,000	900,773
Graphic Packaging International LLC, 1.51%, 4/15/2026 (b)	1,000,000	888,310
Sealed Air Corp., 1.57%, 10/15/2026 (b)	1,000,000	880,211
Sherwin-Williams Co. (The), 4.05%, 8/8/2024	1,000,000	988,920
Silgan Holdings, Inc., 1.40%, 4/1/2026 (b)	1,000,000	895,603
		8,163,856
Real Estate — 1.29%
American Tower Corp., 1.60%, 4/15/2026	500,000	452,103
SBA Tower Trust, Series 2019-1, Class C, 2.84%, 1/15/2025 (b)	1,500,000	1,419,090
SBA Tower Trust, 1.63%, 5/15/2051 (b)	1,000,000	874,498
SBA Tower Trust, 1.84%, 10/15/2051 (b)	2,000,000	1,736,221
		4,481,912
Technology — 5.41%
Arrow Electronic, Inc., 4.00%, 4/1/2025	1,000,000	977,821
Broadcom, Inc., 3.63%, 10/15/2024	2,000,000	1,960,740
DXC Technology Co., 1.80%, 9/15/2026	500,000	442,419
Global Payments, Inc., 1.20%, 3/1/2026	1,000,000	889,567
HP, Inc., 2.20%, 6/17/2025	1,000,000	942,197
Jabil, Inc., 1.70%, 4/15/2026	1,000,000	903,194
Juniper Networks, Inc., 1.20%, 12/10/2025	1,000,000	901,973
Kyndryl Holdings, Inc., 2.05%, 10/15/2026	1,205,000	1,039,617
Marvell Technology, Inc., 1.65%, 4/15/2026	1,000,000	900,807
Microchip Technology, Inc., 2.67%, 9/1/2023	1,000,000	985,861
Microchip Technology, Inc., 0.97%, 2/15/2024	1,000,000	957,487
Microchip Technology, Inc., 0.98%, 9/1/2024	1,000,000	936,787
Oracle Corp., 1.65%, 3/25/2026	1,000,000	912,405
Qorvo, Inc., 1.75%, 12/15/2024 (b)	500,000	468,405
Seagate HDD Cayman, 4.88%, 3/1/2024	1,610,000	1,595,107
Seagate HDD Cayman, 4.75%, 1/1/2025	2,622,000	2,566,387
Western Union Co. (The), 1.35%, 3/15/2026	1,000,000	890,132

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Wipro IT Services LLC, 1.50%, 6/23/2026 (b)	$500,000	$443,199
		18,714,105
Utilities — 3.12%
AES Corp. (The), 1.38%, 1/15/2026	1,000,000	901,935
Ameren Corp., 1.95%, 3/15/2027	500,000	450,199
American Electric Power Co., Inc., 2.03%, 3/15/2024	1,000,000	966,546
Duke Energy Corp., 4.30%, 3/15/2028	1,000,000	985,946
Edison International, 4.70%, 8/15/2025	500,000	492,826
Enel Finance International NV, 2.65%, 9/10/2024	1,000,000	961,156
Enel Finance International NV, 1.38%, 7/12/2026 (b)	1,000,000	884,039
Eversource Energy, 1.40%, 8/15/2026	500,000	448,117
NextEra Energy Capital Holdings, Inc., 2.94%, 3/21/2024	1,000,000	979,886
NextEra Energy Capital Holdings, Inc., 1.88%, 1/15/2027	1,000,000	903,569
Pinnacle West Capital Corp., 1.30%, 6/15/2025	2,000,000	1,841,822
Southern Co. (The), 4.48%, 8/1/2024	1,000,000	989,742
		10,805,783
Total Corporate Bonds and Notes
(Cost $193,137,128)		182,410,629

ASSET BACKED SECURITIES — 31.84%
321 Henderson Receivables I LLC, Series 2007-1A, Class A1, 4.65%, 3/15/2042 (1MO LIBOR + 20.0bps)(a),(b)	2,310,367	2,207,254
321 Henderson Receivables I LLC, Series 2004-A, Class A1, 4.80%, 9/15/2045 (1MO LIBOR + 35.0bps)(a),(b)	259,984	256,460
ACC Trust, Series 2021-1, Class B, 1.43%, 7/22/2024 (b)	143,525	143,219
ACC Trust, Series 2022-1, Class B, 2.55%, 2/20/2025 (b)	1,000,000	974,528
Access Group, Inc., Series 2013-1, Class A, 5.01%, 2/25/2036 (1MO LIBOR + 50.0bps)(a),(b)	292,818	286,871
American Credit Acceptance Receivables Trust, Series 2020-1, Class D, 2.39%, 3/13/2026 (b)	783,895	776,360
American Credit Acceptance Receivables Trust, Series 2021-2, Class D, 1.34%, 7/13/2027 (b)	2,250,000	2,108,062
American Credit Acceptance Receivables Trust, Series 2021-3, Class D, 1.34%, 11/15/2027 (b)	2,455,000	2,309,885
American Credit Acceptance Receivables Trust, Series 2021-4, Class D, 1.82%, 2/14/2028 (b)	1,250,000	1,168,484
Amur Equipment Finance Receivables VIII LLC, Series 2020-1A, Class A2, 1.68%, 8/20/2025 (b)	1,158	1,155
BHG Securitization Trust, Series 2021-A, Class A, 1.42%, 11/17/2033 (b)	525,931	488,508

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Brazos Education Loan Authority, Inc., Series 2021-1, Class A1B, 5.09%, 11/25/2071 (1MO LIBOR + 58.0bps)(a)	$1,446,308	$1,393,606
Brazos Student Finance Corp., Series 2009-1, Class AS, 7.22%, 12/27/2039 (3MO LIBOR + 250.0bps)(a),(b)	33,705	33,790
Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.09%, 7/15/2024 (b)	1,000,000	996,675
Capital Automotive REIT, Series 2022-1A, Class A1, 3.35%, 3/15/2052 (b)	966,667	880,990
CarMax Auto Owner Trust, Series 2020-4, Class D, 1.75%, 4/15/2027	1,000,000	922,406
CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28%, 7/15/2027	1,625,000	1,451,163
CarMax Auto Owner Trust, Series 2021-2, Class D, 1.55%, 10/15/2027	1,000,000	876,928
CarMax Auto Owner Trust, Series 2021-3, Class D, 1.50%, 1/18/2028	750,000	664,415
CarMax Auto Owner Trust, Series 2021-4, Class D, 1.48%, 3/15/2028	2,209,000	1,943,538
CarMax Auto Owner Trust, Series 2022-1, Class D, 2.47%, 7/17/2028	500,000	443,052
Carvana Auto Receivables Trust, Series 2019-2A, Class D, 3.28%, 1/15/2025 (b)	179,224	177,896
Carvana Auto Receivables Trust, Series 2019-4A, Class D, 3.07%, 7/15/2025 (b)	461,000	454,466
Carvana Auto Receivables Trust, Series 2020-P1, Class D, 1.82%, 9/8/2027	1,000,000	870,464
Carvana Auto Receivables Trust, Series 2021-N2, Class D, 1.27%, 3/10/2028	997,753	950,020
Carvana Auto Receivables Trust, Series 2022-N1, Class D, 4.13%, 12/11/2028 (b)	2,231,000	2,094,555
Carvana Auto Receivables Trust, Series 2022-P2, Class D, 6.28%, 5/10/2029	1,000,000	1,001,661
CCG Receivables Trust, Series 2019-2, Class C, 2.89%, 3/15/2027 (b)	1,000,000	991,050
CCG Receivables Trust, Series 2020-1, Class D, 2.68%, 12/14/2027 (b)	2,500,000	2,397,184
CLI Funding LLC, Series 2020-1A, Class A, 2.08%, 9/18/2045 (b)	1,516,000	1,345,952
CLI Funding LLC, Series 2020-3X, Class A, 2.07%, 10/18/2045	147,333	131,268
CLI Funding LLC, Series 2022-1A, Class A1, 2.72%, 1/18/2047 (b)	911,467	808,065
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class A, 2.24%, 12/15/2028 (b)	500,000	476,264
Continental Finance Credit Card ABS Master Trust, Series 2021-A, Class A, 2.55%, 12/17/2029 (b)	1,000,000	910,683
CPS Auto Receivables Trust, Series 2021-D, Class C, 1.59%, 12/15/2027 (b)	1,000,000	950,096

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
CPS Auto Receivables Trust, Series 2022-A, Class D, 2.84%, 4/16/2029 (b)	$3,000,000	$2,749,219
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class C, 2.59%, 6/15/2029 (b)	1,500,000	1,486,710
Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.28%, 2/15/2030 (b)	1,050,000	991,835
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class C, 1.63%, 9/16/2030 (b)	1,500,000	1,382,667
Crossroads Asset Trust, Series 2021-A, Class C, 1.44%, 1/20/2026 (b)	625,000	601,089
Crossroads Asset Trust, Series 2021-A, Class D, 2.52%, 1/20/2026 (b)	500,000	474,182
Dell Equipment Finance Trust, Series 2020-2, Class D, 1.92%, 3/23/2026 (b)	500,000	492,573
Dell Equipment Finance Trust, Series 2021-2, Class D, 1.21%, 6/22/2027 (b)	500,000	469,314
Dividend Solar Loans LLC, Series 2017-1, Class B, 5.25%, 3/22/2038 (b)	972,470	859,745
Drive Auto Receivables Trust, Series 2018-5, Class D, 4.30%, 4/15/2026	43,440	43,393
Drive Auto Receivables Trust, Series 2019-1, Class D, 4.09%, 6/15/2026	32,681	32,640
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18%, 10/15/2026	378,436	374,932
Drive Auto Receivables Trust, Series 2020-1, Class D, 2.70%, 5/17/2027	110,000	107,862
DT Auto Owner Trust, Series 2019-4A, Class D, 2.85%, 7/15/2025 (b)	464,183	456,567
DT Auto Owner Trust, Series 2020-2A, Class C, 3.28%, 3/16/2026 (b)	370,638	367,118
DT Auto Owner Trust, Series 2021-3A, Class D, 1.31%, 5/17/2027 (b)	2,000,000	1,810,838
DT Auto Owner Trust, Series 2022-1A, Class D, 3.40%, 12/15/2027 (b)	1,000,000	934,507
ECMC Group Student Loan Trust, Series 2018-2A, Class A, 5.31%, 9/25/2068 (1MO LIBOR + 80.0bps)(a),(b)	328,045	318,490
Edsouth Indenture No. 6 LLC, Series 2014-2, Class A, 5.19%, 5/25/2039 (1MO LIBOR + 68.0bps)(a),(b)	316,424	307,372
Encina Equipment Finance LLC, Series 2021-1A, Class C, 1.39%, 6/15/2027 (b)	500,000	474,990
Exeter Automobile Receivables Trust, Series 2018-4A, Class D, 4.35%, 9/16/2024 (b)	81,097	80,842
Exeter Automobile Receivables Trust, Series 2019-1A, Class D, 4.13%, 12/16/2024 (b)	83,445	83,303
Exeter Automobile Receivables Trust, Series 2020-2A, Class D, 4.73%, 4/15/2026 (b)	70,000	69,504
Exeter Automobile Receivables Trust, Series 2021-1A, Class D, 1.08%, 11/16/2026	500,000	469,430
Exeter Automobile Receivables Trust, Series 2021-1A, Class E, 2.21%, 2/15/2028 (b)	2,000,000	1,831,248

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
First Investors Auto Owner Trust, Series 2019-2A, Class D, 2.80%, 12/15/2025 (b)	$1,460,000	$1,425,324
First Investors Auto Owner Trust, Series 2021-1A, Class D, 1.62%, 3/15/2027 (b)	500,000	459,973
First Investors Auto Owner Trust, Series 2021-2A, Class D, 1.66%, 12/15/2027 (b)	3,000,000	2,743,243
Flagship Credit Auto Trust, Series 2019-2, Class D, 3.53%, 5/15/2025 (b)	305,000	298,157
Flagship Credit Auto Trust, Series 2019-3, Class C, 2.74%, 10/15/2025 (b)	141,934	140,847
Flagship Credit Auto Trust, Series 2020-2, Class C, 3.80%, 4/15/2026 (b)	174,877	173,818
Ford Credit Auto Owner Trust, Series 2021-1, Class D, 2.31%, 10/17/2033 (b)	1,272,000	1,119,285
Ford Credit Auto Owner Trust, Series 2021-2, Class D, 2.60%, 5/15/2034 (b)	750,000	657,103
Foursight Capital Automobile Receivables Trust, Series 2019-1, Class D, 3.27%, 6/16/2025 (b)	619,995	618,493
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class D, 2.60%, 1/15/2026 (b)	500,000	491,677
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class D, 1.32%, 3/15/2027 (b)	550,000	503,788
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class D, 1.92%, 9/15/2027 (b)	1,500,000	1,356,531
GCI Funding I LLC, Series 2021-1, Class A, 2.38%, 6/18/2046 (b)	842,974	739,010
Global SC Finance Srl, Series 2020-2A, Class A, 2.26%, 11/19/2040 (b)	745,165	676,113
GLS Auto Receivables Issuer Trust, Series 2019-4A, Class C, 3.06%, 8/15/2025 (b)	887,624	876,142
GLS Auto Receivables Issuer Trust, Series 2020-1A, Class C, 2.72%, 11/17/2025 (b)	1,486,863	1,468,600
GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D, 2.48%, 10/15/2027 (b)	1,500,000	1,364,782
GM Financial Consumer Automobile Receivables Trust, Series 2020-3, Class D, 1.91%, 9/16/2027	500,000	478,485
Golden Credit Card Trust, Series 2021-1A, Class B, 1.44%, 8/15/2028 (b)	1,000,000	883,294
Goodgreen Trust, Series 2017-1A, Class A, 3.74%, 10/15/2052 (b)	33,088	31,321
Goodgreen Trust, Series 2017-2A, Class A, 3.26%, 10/15/2053 (b)	75,643	69,422
Goodgreen Trust, Series 2021-1A, Class A, 2.66%, 10/15/2056 (b)	218,091	181,649
Helios Issuer LLC, Series 2021-A, Class A, 1.80%, 2/20/2048 (b)	422,586	336,946
HERO Funding Trust, Series 2017-1A, Class A2, 4.46%, 9/20/2047 (b)	35,817	34,510

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Hilton Grand Vacations Trust, Series 2020-AA, Class C, 6.42%, 2/25/2039 (b)	$716,007	$710,692
HPEFS Equipment Trust, Series 2021-1A, Class D, 1.03%, 3/20/2031 (b)	1,000,000	956,527
Hyundai Auto Receivables Trust, Series 2020-B, Class C, 1.60%, 12/15/2026	1,000,000	948,460
InStar Leasing III LLC, Series 2021-1A, Class A, 2.30%, 2/15/2054 (b)	452,511	386,355
ITE Rail Fund Levered LP, Series 2021-1A, Class A, 2.25%, 2/28/2051 (b)	454,649	394,039
KnowledgeWorks Foundation, Series 2010-1, Class A, 5.71%, 2/25/2042 (3MO LIBOR + 95.0bps)(a)	328,359	325,682
Kubota Credit Owner Trust, Series 2019-1A, Class A4, 2.50%, 3/16/2026 (b)	1,626,120	1,624,000
Loanpal Solar Loan Ltd., Series 2021-2GS, Class A, 2.22%, 3/20/2048 (b)	758,841	557,238
Longtrain Leasing III LLC, Series 2015-1A, Class A1, 2.98%, 1/15/2045 (b)	165,986	159,867
Longtrain Leasing III LLC, Series 2015-1A, Class A2, 4.06%, 1/15/2045 (b)	2,916,681	2,738,251
Master Credit Card Trust II, Series 2020-1A, Class C, 2.59%, 9/21/2024 (b)	1,000,000	994,957
Mosaic Solar Loan Trust, Series 2021-3A, Class B, 1.92%, 6/20/2052 (b)	160,266	124,562
Navient Student Loan Trust, Series 2018-BA, Class A2A, 3.61%, 12/15/2059 (a),(b)	41,460	40,314
Nelnet Student Loan Trust, Series 2012-2A, Class A, 5.31%, 12/26/2033 (1MO LIBOR + 80.0bps)(a),(b)	301,458	297,015
Nelnet Student Loan Trust, Series 2021-DA, Class AFL, 5.18%, 4/20/2062 (3MO LIBOR + 69.0bps)(a),(b)	366,201	358,530
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36%, 4/20/2062 (a),(b)	639,774	573,141
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class ABR3, 5.85%, 2/14/2031 (3MO LIBOR + 120.0bps)(a),(b)	1,000,000	977,835
Pawnee Equipment Receivables LLC, Series 2019-1, Class C, 2.61%, 10/15/2024 (b)	1,000,000	988,646
Pawnee Equipment Receivables LLC, Series 2019-1, Class D, 2.86%, 10/15/2024 (b)	1,180,000	1,161,364
Pawnee Equipment Receivables LLC, Series 2020-1, Class B, 1.84%, 1/15/2026 (b)	1,000,000	969,607
Pawnee Equipment Receivables LLC, Series 2020-1, Class C, 2.24%, 2/17/2026 (b)	750,000	720,600
PFS Financing Corp., Series 2021-A, Class B, 0.96%, 4/15/2026 (b)	1,000,000	945,847
Purchasing Power Funding LLC, Series 2021-A, Class A, 1.57%, 10/15/2025 (b)	2,000,000	1,958,658
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11%, 12/15/2025	40,976	40,770

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Santander Drive Auto Receivables Trust, Series 2020-2, Class D, 2.22%, 9/15/2026	$50,000	$48,881
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64%, 11/16/2026	100,000	96,573
Santander Drive Auto Receivables Trust, Series 2020-4, Class D, 1.48%, 1/15/2027	250,000	240,155
Santander Revolving Auto Loan Trust, Series 2019-A, Class D, 3.45%, 1/26/2032 (b)	1,000,000	930,034
SCF Equipment Leasing LLC, Series 2019-2A, Class A2, 2.47%, 4/20/2026 (b)	291,247	287,451
SCF Equipment Leasing LLC, Series 2021-1A, Class C, 1.54%, 2/2/2030 (b)	200,000	188,428
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3, 5.10%, 3/15/2024 (3MO LIBOR + 33.0bps)(a)	87,217	87,030
SLM Private Credit Student Loan Trust, Series 2005-A, Class A4, 5.08%, 12/15/2038 (3MO LIBOR + 31.0bps)(a)	264,746	253,393
SLM Private Credit Student Loan Trust, Series 2006-A, Class A5, 5.06%, 6/15/2039 (3MO LIBOR + 29.0bps)(a)	114,700	108,213
SMB Private Education Loan Trust, Series 2016-B, Class A2A, 2.43%, 2/17/2032 (b)	20,352	19,522
SMB Private Education Loan Trust, Series 2017-A, Class A2A, 2.88%, 9/15/2034 (b)	64,288	61,825
Sunrun Demeter Issuer LLC, Series 2021-A, Class A, 2.27%, 1/30/2057 (b)	938,928	760,314
Sunrun Vulcan Issuer LLC, Series 2021-A, Class A, 2.46%, 1/30/2052 (b)	1,823,264	1,521,536
TAL Advantage VII LLC, Series 2020-1A, Class A, 2.05%, 9/20/2045 (b)	990,560	884,008
Textainer Marine Containers Ltd., Series 2020-1A, Class A, 2.73%, 8/21/2045 (b)	1,834,765	1,697,674
TIF Funding II LLC, Series 2021-1A, Class A, 1.65%, 2/20/2046 (b)	845,000	722,413
Towd Point Asset Trust, Series 2021-SL1, Class A2, 5.19%, 11/20/2061 (1MO LIBOR + 70.0bps)(a),(b)	655,960	643,765
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/2033 (b)	1,000,000	929,286
Transportation Finance Equipment Trust, Series 2019-1, Class D, 2.57%, 1/25/2027 (b)	1,500,000	1,477,336
Trillium Credit Card Trust II, Series 2021-1A, Class C, 2.42%, 10/26/2029 (b)	1,000,000	890,874
Trinity Rail Leasing LLC, Series 2019-2A, Class A2, 3.10%, 10/18/2049 (b)	685,000	632,256
Trinity Rail Leasing LLC, Series 2020-2A, Class A1, 1.83%, 11/19/2050 (b)	1,236,525	1,143,594
Trinity Rail Leasing LLC, Series 2021-1A, Class A, 2.26%, 7/19/2051 (b)	940,293	816,609
United Auto Credit Securitization Trust, Series 2021-1, Class E, 2.58%, 6/10/2026 (b)	1,000,000	949,685

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
United Auto Credit Securitization Trust, Series 2022-1, Class D, 2.85%, 6/10/2027 (b)	$1,000,000	$933,896
Vivint Solar Financing VII LLC, Series 2020-1A, Class B, 3.22%, 7/31/2051 (b)	1,144,285	898,757
Westlake Automobile Receivables Trust, Series 2020-1A, Class C, 2.52%, 4/15/2025 (b)	26,110	26,035
Westlake Automobile Receivables Trust, Series 2020-1A, Class D, 2.80%, 6/16/2025 (b)	2,000,000	1,974,056
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65%, 2/17/2026 (b)	1,000,000	952,695
Westlake Automobile Receivables Trust, Series 2022-1A, Class D, 3.49%, 3/15/2027 (b)	1,000,000	933,660
World Omni Select Auto Trust, Series 2021-A, Class D, 1.44%, 11/15/2027	2,000,000	1,813,757

Total Asset Backed Securities
(Cost $117,547,498)		110,162,524

U.S. GOVERNMENT & AGENCIES — 7.69%
Fannie Mae, Pool #FM7007, 4.00%, 10/1/2033	960,753	957,551
Fannie Mae, Pool #MA4023, 3.50%, 1/1/2035	980,852	952,007
Fannie Mae, Pool #MA4038, 3.00%, 4/1/2035	236,632	224,848
Fannie Mae, Pool #MA4095, 2.00%, 8/1/2035	1,040,751	949,166
Fannie Mae, Pool #MA4915, 5.00%, 2/1/2038	1,000,000	1,018,066
Fannie Mae, Pool #CA8902, 2.50%, 2/1/2041	799,652	725,827
Fannie Mae, Pool #MA4364, 2.00%, 5/1/2041	858,046	754,982
Fannie Mae, Pool #BM4676, 4.00%, 10/1/2048	1,037,268	1,026,733
Fannie Mae, Pool #FM7195, 2.50%, 9/1/2050	863,974	763,869
Fannie Mae, Pool #CA6951, 2.50%, 9/1/2050	718,774	634,785
Fannie Mae, Pool #MA4191, 2.00%, 11/1/2050	783,813	645,878
Fannie Mae, Pool #FM5316, 2.00%, 12/1/2050	1,695,757	1,435,565
Fannie Mae, Pool #MA4235, 2.00%, 1/1/2051	814,872	670,461
Fannie Mae, Pool #CB0397, 3.00%, 5/1/2051	748,693	682,644
Fannie Mae, Pool #FM8361, 2.50%, 8/1/2051	868,092	762,381
Fannie Mae, Pool #BT9111, 1.85%, 9/1/2051	954,096	866,510
Fannie Mae, Pool #FS1428, 4.00%, 4/1/2052	1,887,602	1,824,150
Federal Home Loan Bank, 2.00%, 2/25/2036	1,000,000	756,576
Freddie Mac, Pool #RB5135, 2.00%, 10/1/2041	907,262	790,412
Freddie Mac, Pool #QA5121, 2.50%, 12/1/2049	1,041,710	921,170
Freddie Mac, Pool #RE6081, 2.00%, 1/1/2051	797,570	656,045
Freddie Mac, Pool #RE6085, 1.50%, 2/1/2051	1,738,645	1,352,260

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Freddie Mac, Pool #8C0119, 1.51%, 9/1/2051	$909,462	$812,959
Freddie Mac, Pool #SD8230, 4.50%, 6/1/2052	953,817	942,117
Freddie Mac, Pool #QE2792, 4.00%, 6/1/2052	989,287	955,479
United States Treasury Note, 0.38%, 1/31/2026	5,000,000	4,512,109

Total U.S. Government & Agencies
(Cost $29,309,241)		26,594,550

COLLATERALIZED LOAN OBLIGATIONS — 6.32%
Ares XXXIIR CLO Ltd., Series 2014-32 RA, Class A1B, 5.81%, 5/15/2030 (3MO LIBOR + 120.0bps)(a),(b)	1,000,000	970,084
ArrowMark Colorado Holdings, Series 2017-6A, Class A2, 6.24%, 7/15/2029 (3MO LIBOR + 145.0bps)(a),(b)	1,000,000	985,871
Benefit Street Partners CLO XXV Ltd., Series 2021-25A, Class A2, 6.19%, 1/15/2035 (3MO LIBOR + 140.0bps)(a),(b)	1,000,000	973,632
Carlyle Global Market Strategies CLO Ltd., Series 2013-4A, Class A2RR, 5.94%, 1/15/2031 (3MO LIBOR + 115.0bps)(a),(b)	825,000	805,764
Carlyle Global Market Strategies CLO Ltd., Series 2017-1A, Class A1R, 5.81%, 4/20/2031 (3MO LIBOR + 100.0bps)(a),(b)	1,000,000	989,565
Carlyle Global Market Strategies CLO Ltd., Series 2019-1A, Class A1AR, 5.89%, 4/20/2031 (3MO LIBOR + 108.0bps)(a),(b)	250,000	247,832
Carlyle US CLO Ltd., Series 2020-2A, Class A1R, 5.96%, 1/25/2035 (3MO LIBOR + 114.0bps)(a),(b)	1,000,000	985,683
Cedar Funding VII CLO Ltd., Series 2018-7A, Class A2, 5.94%, 1/20/2031 (3MO LIBOR + 113.0bps)(a),(b)	625,000	606,042
Cedar Funding XII CLO Ltd., Series 2020-12A, Class XR, 5.82%, 10/25/2034 (3MO LIBOR + 100.0bps)(a),(b)	1,000,000	999,785
Columbia Cent CLO Ltd., Series 2021-31A, Class X, 5.81%, 4/20/2034 (3MO LIBOR + 100.0bps)(a),(b)	1,300,000	1,299,333
Goldentree Loan Management US CLO 5 Ltd., Series 2018-3A, Class AJ, 6.11%, 4/20/2030 (3MO LIBOR + 130.0bps)(a),(b)	1,000,000	981,536
Goldentree Loan Management US CLO 6 Ltd., Series 2019-6A, Class BR, 6.44%, 4/20/2035 (TSFR3M + 180.0bps)(a),(b)	1,000,000	981,887
Hildene TruPS Financials Note Securitization, Series 2019-2A, Class A1, 6.43%, 5/22/2039 (3MO LIBOR + 176.0bps)(a),(b)	1,790,186	1,753,488

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
HPS Loan Management Ltd., Series 2010A-16, Class X, 5.71%, 4/20/2034 (3MO LIBOR + 90.0bps)(a),(b)	$666,667	$666,303
ICG US CLO Ltd., Series 2014-1A, Class A1A2, 6.01%, 10/20/2034 (3MO LIBOR + 120.0bps)(a),(b)	1,000,000	973,260
Madison Park Funding XXI Ltd., Series 2016-21A, Class ABRR, 6.19%, 10/15/2032 (3MO LIBOR + 140.0bps)(a),(b)	1,000,000	993,465
Morgan Stanley Eaton Vance CLO, Series 2022-16A, Class A2, 6.28%, 4/15/2035 (TSFR3M + 165.0bps)(a),(b)	1,000,000	980,273
Oaktree CLO Ltd., Series 2019-3A, Class A1R, 6.01%, 10/20/2034 (3MO LIBOR + 120.0bps)(a),(b)	1,000,000	988,358
Rockford Tower CLO Ltd., Series 2019-2A, Class AR, 5.78%, 8/20/2032 (3MO LIBOR + 110.0bps)(a),(b)	1,000,000	985,584
Sound Point CLO VIII-R Ltd., Series 2015-1RA, Class BR, 6.34%, 4/15/2030 (3MO LIBOR + 155.0bps)(a),(b)	2,000,000	1,977,158
Symphony CLO Ltd., Series 2016-17A, Class BR, 5.99%, 4/15/2028 (3MO LIBOR + 120.0bps)(a),(b)	1,000,000	989,767
Voya CLO Ltd., Series 2016-3A, Class XR, 5.50%, 10/18/2031 (3MO LIBOR + 70.0bps)(a),(b)	67,500	67,500
Voya CLO Ltd., Series 2020-3A, Class AR, 5.96%, 10/20/2034 (3MO LIBOR + 115.0bps)(a),(b)	$675,000	$668,957

Total Collateralized Loan Obligations
(Cost $22,143,697)		21,871,127

COMMERCIAL PAPER — 0.87%
Southern California Edison Co., 4.65%, 2/1/2023(c)	3,000,000	2,999,615
Total Commercial Paper
(Cost $3,000,000)		2,999,615

Total Investments — 99.44%
(Cost $365,137,564)		344,038,445
Other Assets in Excess of Liabilities — 0.56%		1,922,066
Net Assets — 100.00%		$345,960,511

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of January 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as January 31, 2023 was $186,696,821, representing 53.96% of net assets.

(c)	The rate shown represents effective yield at time of purchase.

MTN — Medium Term Note

The accompanying notes are an integral part of these financial statements.

Yorktown Master Allocation Fund

SCHEDULE OF INVESTMENTS

January 31, 2023

Fund Holdings (as a percentage of net assets)

Small Cap Funds	47.91%
Growth Funds	46.80%
Income Funds	2.75%
Other	2.54%
100.00%

	Shares	Fair Value
INVESTMENT COMPANIES — 97.46%(a)
Small Cap Funds— 47.91%
Yorktown Small Cap Fund, Institutional Class	444,765	$6,382,385

Growth Funds— 46.80%
Yorktown Growth Fund, Institutional Class	378,360	6,235,368

Capital Appreciation Funds— 2.75%
Yorktown Capital Appreciation Fund, Institutional Class	16,315	365,774

Total Investments — 97.46%
(Cost $9,073,503)		12,983,527
Other Assets in Excess of Liabilities — 2.54%		338,348
Net Assets — 100.00%		$13,321,875

(a)	Affiliated issuer.

The accompanying notes are an integral part of these financial statements.

Yorktown Small Cap Fund

SCHEDULE OF INVESTMENTS

January 31, 2023

Fund Holdings (as a percentage of net assets)

Technology	18.54%
Financials	16.65%
Industrials	15.43%
Health Care	10.59%
Materials	8.73%
Consumer Discretionary	8.40%
Energy	6.30%
Communications	2.82%
Consumer Staples	2.61%
Real Estate	2.05%
Utilities	1.12%
Other	6.76%
100.00%

	Shares	Fair Value
COMMON STOCKS — 93.24%
Communications — 2.82%
TechTarget, Inc.(a)	20,400	$1,010,412

Consumer Discretionary — 8.40%
Arcos Dorados Holdings, Inc., Class A	44,700	379,950
Buckle, Inc. (The)	8,200	360,800
Chico’s FAS, Inc.(a)	108,100	569,687
Dick’s Sporting Goods, Inc.	6,200	810,712
Mattel, Inc.(a)	18,100	370,326
Winnebago Industries, Inc.	8,200	522,176
		3,013,651
Consumer Staples — 2.61%
BJ’s Wholesale Club Holdings, Inc.(a)	12,900	934,863

Energy — 6.30%
Matador Resources Co.	5,500	363,880
Northern Oil and Gas, Inc.	10,900	365,368
Range Resources Corp.	19,800	495,396
SandRidge Energy, Inc.(a)	18,900	298,809
TravelCenters of America, Inc.(a)	9,300	423,336
VAALCO Energy, Inc.	67,100	312,015
		2,258,804
Financials — 16.65%
American Equity Investment Life Holding Co.	15,900	757,635
Bank OZK	8,700	$397,329
First BanCorp.	60,400	812,380
LPL Financial Holdings, Inc.	7,300	1,730,976
PennantPark Investment Corp.(b)	76,700	455,598
StoneX Group, Inc.(a)	4,400	386,672
United Community Banks, Inc.	23,200	754,928
Wintrust Financial Corp.	7,400	676,878
		5,972,396
Health Care — 10.59%
Catalyst Pharmaceuticals, Inc.(a)	50,000	774,500
DocGo, Inc.(a)	50,100	501,000
Intellia Therapeutics, Inc.(a)	12,700	538,988
Repligen Corp.(a)	5,600	1,037,680
Sinovac Biotech Ltd.(a)(c)	74,893	387,946
Tenet Healthcare Corp.(a)	10,200	559,470
		3,799,584
Industrials — 15.43%
Alaska Air Group, Inc.(a)	11,600	595,544
FTI Consulting, Inc.(a)	3,300	526,416
Knight-Swift Transportation Holdings, Inc.	7,600	449,160
Mueller Industries, Inc.	18,866	1,236,666
Novanta, Inc.(a)	8,300	1,340,201
NV5 Global, Inc.(a)	10,400	1,386,216
		5,534,203

YORKTOWN SMALL CAP FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Fair Value
Materials — 8.73%
Alpha Metallurgical Resources, Inc.	4,000	$643,720
Cleveland-Cliffs, Inc.(a)	63,600	1,357,860
Huntsman Corp.	22,900	725,701
Uranium Energy Corp.(a)	100,000	403,000
		3,130,281
Real Estate — 2.05%
Matson, Inc.	11,100	733,932

Technology — 18.54%
Amkor Technology, Inc.	21,000	614,460
Jabil, Inc.	9,000	707,670
Kulicke & Soffa Industries, Inc.	7,300	373,030
Lattice Semiconductor Corp.(a)	13,200	1,000,428
Morningstar, Inc.	4,700	1,141,536
Perion Network Ltd.(a)	45,900	1,537,650
Rambus, Inc.(a)	31,500	1,274,805
		6,649,579
Utilities — 1.12%
Kenon Holdings Ltd.	13,000	403,650

Total Common Stocks/Investments — 93.24%
(Cost $23,441,713)		33,441,355
Other Assets in Excess of Liabilities — 6.76%		2,422,693
Net Assets — 100.00%		$35,864,048

(a)	Non-income producing security.

(b)	Business Development Company

(c)	Illiquid security. Security is being fair valued in accordance with the Trust’s fair valuation policies and represents 1.08% of the Fund’s net assets.

The accompanying notes are an integral part of these financial statements.

YORKTOWN FUNDS

Statements of Assets and Liabilities

January 31, 2023

	Growth Fund	Capital Appreciation Fund	Multi- Sector Bond Fund
Assets:
Investments in unaffiliated issuers at value (identified cost of $49,953,796, $9,568,548, and $344,763,297, respectively)	$66,911,018	$8,781,012	$307,890,164
Total investments	66,911,018	8,781,012	307,890,164

Cash	1,150,194	456,951	702,230
Dividends and interest receivable	13,464	929	2,947,011
Reclaims receivable	20,373	3,710	—
Receivable for shareholder purchases	10,528	4,575	190,686
Receivable from adviser	—	7,257	—
Other assets	28,345	24,288	49,265
Total assets	68,133,922	9,278,722	311,779,356

Liabilities:
Payable for shareholder redemptions	38,464	14,744	462,904
Accrued distribution fees	25,257	4,921	145,557
Accrued advisory fees	33,218	—	103,612
Accrued accounting service and transfer agent fees	11,021	8,705	31,828
Other accrued expenses	21,526	13,477	69,173
Total liabilities	129,486	41,847	813,074

Net assets	$68,004,436	$9,236,875	$310,966,282

YORKTOWN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES, Continued

	Growth Fund	Capital Appreciation Fund	Multi- Sector Bond Fund
Shares of beneficial interest (unlimited number of shares authorized; no par value)
Institutional Class: Shares outstanding	1,802,766	96,867	13,316,500
Net assets	$29,703,579	$2,171,293	$119,411,707
Net asset value per share	$16.48	$22.42	$8.97
Class A: Shares outstanding	494,838	60,462	4,458,537
Net assets	$7,511,041	$1,302,237	$37,765,478
Net asset value per share	$15.18	$21.54	$8.47
Maximum offering price per share(a)	$16.11	$22.85	$8.99
Class L: Shares outstanding	2,880,481	286,972	18,617,907
Net assets	$30,789,816	$5,763,345	$146,926,693
Net asset value per share	$10.69	$20.08	$7.89
Class C: Shares outstanding			889,266
Net assets			$6,862,404
Net asset value per share			$7.72

Net assets consist of:
Paid-in capital	$54,654,907	$13,953,374	$536,863,906
Accumulated earnings (deficit)	13,349,529	(4,716,499)	(225,897,624)

Net assets applicable to outstanding shares of beneficial interest	$68,004,436	$9,236,875	$310,966,282

(a)	Based on maximum initial sales charge of 5.75%.

YORKTOWN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES, Continued

	Short Term Bond Fund	Master Allocation Fund	Small Cap Fund
Assets:
Investments in unaffiliated issuers at value (identified cost of $365,137,564, $— and $23,441,713, respectively)	$344,038,445	$—	$33,441,355
Investments in affiliated issuers at value (identified cost of $—, $9,073,503 and $—, respectively)	—	12,983,527	—
Total investments	344,038,445	12,983,527	33,441,355

Cash	2,093,641	343,198	2,457,152
Dividends and interest receivable	1,599,305	933	5,679
Receivable for shareholder purchases	57,910	—	662
Other assets	53,473	24,929	13,183
Total assets	347,842,774	13,352,587	35,918,031

Liabilities:
Payable for shareholder redemptions	579,287	350	7,898
Payable for securities purchased	908,812	—	—
Accrued distribution fees	98,966	5,176	3,088
Accrued advisory fees	195,052	3,356	16,000
Accrued accounting service and transfer agent fees	24,948	9,017	10,027
Other accrued expenses	75,198	12,813	16,970
Total liabilities	1,882,263	30,712	53,983

Net assets	$345,960,511	$13,321,875	$35,864,048

YORKTOWN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES, Continued

	Short Term Bond Fund	Master Allocation Fund	Small Cap Fund
Shares of beneficial interest (unlimited number of shares authorized; no par value)
Institutional Class: Shares outstanding	39,578,498	299,872	2,190,063
Net assets	$157,921,329	$5,415,095	$31,436,804
Net asset value per share	$3.99	$18.06	$14.35
Class A: Shares outstanding	2,497,716	145,803	58,529
Net assets	$9,321,552	$2,324,545	$826,503
Net asset value per share	$3.73	$15.94	$14.12
Maximum offering price per share(a)	$3.82	$16.91	$14.98
Class L: Shares outstanding	52,984,509	414,497	269,684
Net assets	$178,717,630	$5,582,235	$3,600,741
Net asset value per share	$3.37	$13.47	$13.35

Net assets consist of:
Paid-in capital	$381,674,994	$10,468,917	$31,214,972
Accumulated earnings (deficit)	(35,714,483)	2,852,958	4,649,076

Net assets applicable to outstanding shares of beneficial interest	$345,960,511	$13,321,875	$35,864,048

(a)	Based on maximum initial sales charge of 5.75% (2.25% for the Short Term Bond Fund).

The accompanying notes are an integral part of these financial statements.

YORKTOWN FUNDS

Statements of Operations

For the Year Ended January 31, 2023

	Growth Fund	Capital Appreciation Fund	Multi- Sector Bond Fund
Investment income
Dividends from unaffiliated issuers (net of foreign taxes withheld of $58,690, $1,226, and $—, respectively)	$607,471	$95,284	$—
Interest	29,634	11,937	17,744,650
Total income	637,105	107,221	17,744,650
Expenses
Investment advisory fees	620,026	91,000	1,348,656
Distribution fees
Class A	—	3,935	215,895
Class L	312,569	72,356	1,609,992
Class C	—	—	87,433
Transfer agent fees	73,387	44,841	337,608
Accounting service fees	65,029	61,222	97,189
Registration fees	48,707	49,373	83,880
Professional fees	15,300	9,118	44,345
Trustee fees	13,264	3,937	75,673
Custodial fees	12,847	6,640	36,773
Shareholder reports	10,931	5,274	39,101
Line of credit fees	7,730	6,029	17,545
Insurance	5,373	1,539	27,171
Interest expense	503	266	974
Miscellaneous	31,831	16,884	152,563
Total operating expenses	1,217,497	372,414	4,174,798
Less expenses waived by investment adviser	(283,176)	(139,960)	—
Net operating expenses	934,321	232,454	4,174,798
Net investment income (loss)	(297,216)	(125,233)	13,569,852
Realized & Change in Unrealized Gain (Loss) on Investments
Net realized loss from security transactions in unaffiliated issuers	(2,796,857)	(3,909,457)	(6,764,527)
Net realized gain from foreign currency	7,367	—	—
Change in unrealized appreciation (depreciation) on investments in unaffiliated issuers	(3,118,363)	(2,678,749)	(40,214,850)
Change in unrealized depreciation on foreign currency	(387)	(261)	—
Net realized and change in unrealized loss on investments	(5,908,240)	(6,588,467)	(46,979,377)
Net decrease in net assets resulting from operations	$(6,205,456)	$(6,713,700)	$(33,409,525)

YORKTOWN FUNDS

STATEMENTS OF OPERATIONS, Continued

	Short Term Bond Fund	Master Allocation Fund	Small Cap Fund
Investment income
Dividends from unaffiliated issuers (net of foreign taxes withheld of $–, $– and $7,962, respectively)	$—	$—	$507,113
Interest	10,879,678	5,579	64,110
Total income	10,879,678	5,579	571,223
Expenses
Investment advisory fees	2,847,528	42,328	349,534
Distribution fees
Class A	—	6,075	2,146
Class L	1,609,446	57,222	32,183
Transfer agent fees	256,430	46,861	64,082
Accounting service fees	92,783	61,140	63,162
Registration fees	79,331	46,793	50,926
Professional fees	48,433	11,113	13,363
Trustee fees	97,271	2,907	8,797
Custodial fees	40,116	3,000	4,298
Shareholder reports	22,916	4,577	9,768
Line of credit fees	19,986	6,003	6,883
Insurance	35,947	1,144	3,803
Interest expense	8,447	—	597
Miscellaneous	210,204	10,843	19,597
Total operating expenses	5,368,838	300,006	629,139
Less expenses waived by investment adviser	(313,940)	—	(140,941)
Net operating expenses	5,054,898	300,006	488,198
Net investment income (loss)	5,824,780	(294,427)	83,025
Realized & Change in Unrealized Gain (Loss) on Investments
Net realized loss from security transactions in unaffiliated issuers	(3,113,814)	—	(4,110,646)
Long-term capital gain distributions from affiliated investment companies	—	453,693	—
Net realized loss from security transactions in affiliated issuers	—	(1,274,247)	—
Change in unrealized appreciation (depreciation) on investments in unaffiliated issuers	(20,164,635)	—	40,037
Change in unrealized depreciation on investments in affiliated issuers	—	(1,647,706)	—
Net realized and change in unrealized loss on investments	(23,278,449)	(2,468,260)	(4,070,609)
Net decrease in net assets resulting from operations	$(17,453,669)	$(2,762,687)	$(3,987,584)

The accompanying notes are an integral part of these financial statements.

YORKTOWN FUNDS

Statements of Changes in Net Assets

	Growth Fund		Capital Appreciation Fund
	For the Year Ended January 31, 2023	For the Year Ended January 31, 2022	For the Year Ended January 31, 2023	For the Year Ended January 31, 2022
Operations:
Net investment loss	$(297,216)	$(680,996)	$(125,233)	$(125,506)
Net realized gain (loss) from security transactions	(2,789,490)	5,091,228	(3,909,457)	204,487
Change in unrealized depreciation on investments	(3,118,750)	(3,076,067)	(2,679,010)	(1,431,818)
Net increase (decrease) in net assets resulting from operations	(6,205,456)	1,334,165	(6,713,700)	(1,352,837)

Distributions:
From earnings:
Institutional Class	—	(3,338,024)	(6,748)	(10,967)
Class A	—	(1,332,498)	(4,167)	(1,059)
Class L	—	(6,899,036)	(21,710)	—
	—	(11,569,558)	(32,625)	(12,026)
Capital Transactions — Institutional Class:
Proceeds from shares sold	13,191,196	5,680,017	2,042,283	893,295
Reinvestment of distributions	—	3,322,996	6,054	10,609
Amount paid for shares redeemed	(8,495,469)	(5,032,104)	(6,914,881)	(876,688)
Total Institutional Class	4,695,727	3,970,909	(4,866,544)	27,216
Capital Transactions — Class A:
Proceeds from shares sold	204,974	980,212	171,671	79,318
Reinvestment of distributions	—	1,263,700	3,934	1,015
Amount paid for shares redeemed	(1,416,160)	(1,672,654)	(457,418)	(439,805)
Total Class A	(1,211,186)	571,258	(281,813)	(359,472)
Capital Transactions — Class L:
Proceeds from shares sold	2,726,845	8,604,563	560,558	1,785,119
Reinvestment of distributions	—	6,771,980	21,428	—
Amount paid for shares redeemed	(5,729,629)	(6,749,382)	(1,839,013)	(965,390)
Total Class L	(3,002,784)	8,627,161	(1,257,027)	819,729
Net increase (decrease) in net assets resulting from capital share transactions	481,757	13,169,328	(6,405,384)	487,473
Total increase (decrease) in net assets	(5,723,699)	2,933,935	(13,151,709)	(877,390)

YORKTOWN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Growth Fund		Capital Appreciation Fund
	For the Year Ended January 31, 2023	For the Year Ended January 31, 2022	For the Year Ended January 31, 2023	For the Year Ended January 31, 2022
Net Assets
Beginning of year	$73,728,135	$70,794,200	$22,388,584	$23,265,974
End of year	$68,004,436	$73,728,135	$9,236,875	$22,388,584

Share Transactions — Institutional Class:
Shares sold	847,773	262,708	86,023	24,289
Shares issued in reinvestment of distributions	—	165,901	302	288
Shares redeemed	(541,080)	(233,348)	(300,598)	(24,252)
Total Institutional Class	306,693	195,261	(214,273)	325
Share Transactions — Class A:
Shares sold	13,208	50,186	6,036	2,287
Shares issued in reinvestment of distributions	—	68,493	204	29
Shares redeemed	(96,591)	(86,117)	(17,823)	(12,942)
Total Class A	(83,383)	32,562	(11,583)	(10,626)
Share Transactions — Class L:
Shares sold	262,931	586,379	25,144	53,243
Shares issued in reinvestment of distributions	—	515,372	1,191	—
Shares redeemed	(566,045)	(469,182)	(84,842)	(29,047)
Total Class L	(303,114)	632,569	(58,507)	24,196

YORKTOWN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Multi-Sector Bond Fund		Short Term Bond Fund
	For the Year Ended January 31, 2023	For the Year Ended January 31, 2022	For the Year Ended January 31, 2023	For the Year Ended January 31, 2022
Operations:
Net investment income	$13,569,852	$14,945,755	$5,824,780	$6,290,434
Net realized gain (loss) from security transactions	(6,764,527)	4,801,649	(3,113,814)	1,330,315
Change in unrealized depreciation on investments	(40,214,850)	(15,333,721)	(20,164,635)	(14,648,652)
Net increase (decrease) in net assets resulting from operations	(33,409,525)	4,413,683	(17,453,669)	(7,027,903)

Distributions:
From earnings:
Institutional Class	(5,427,874)	(5,898,126)	(2,461,027)	(2,941,619)
Class A	(1,778,651)	(2,285,256)	(184,142)	(197,353)
Class L	(6,348,109)	(6,784,053)	(3,198,560)	(3,831,438)
Class C	(353,420)	(494,597)
	(13,908,054)	(15,462,032)	(5,843,729)	(6,970,410)

Capital Transactions — Institutional Class:
Proceeds from shares sold	24,874,529	62,808,365	81,361,752	89,462,636
Reinvestment of distributions	4,865,644	5,075,721	2,329,635	2,787,389
Amount paid for shares redeemed	(50,510,145)	(57,332,473)	(98,914,521)	(115,343,480)
Total Institutional Class	(20,769,972)	10,551,613	(15,223,134)	(23,093,455)
Capital Transactions — Class A:
Proceeds from shares sold	1,925,191	3,895,295	2,447,388	5,887,073
Reinvestment of distributions	1,436,896	1,892,423	181,859	191,265
Amount paid for shares redeemed	(14,853,967)	(23,422,827)	(4,618,262)	(6,147,390)
Total Class A	(11,491,880)	(17,635,109)	(1,989,015)	(69,052)
Capital Transactions — Class L:
Proceeds from shares sold	18,949,612	36,538,924	28,870,732	205,741,045
Reinvestment of distributions	5,683,269	6,081,332	3,023,119	3,587,221
Amount paid for shares redeemed	(49,498,702)	(64,589,882)	(192,845,596)	(200,581,081)
Total Class L	(24,865,821)	(21,969,626)	(160,951,745)	8,747,185
Capital Transactions — Class C:
Proceeds from shares sold	140,914	449,351
Reinvestment of distributions	204,215	301,045
Amount paid for shares redeemed	(4,539,162)	(6,267,772)
Total Class C	(4,194,033)	(5,517,376)
Net decrease in net assets resulting from capital share transactions	(61,321,706)	(34,570,498)	(178,163,894)	(14,415,322)
Total decrease in net assets	(108,639,285)	(45,618,847)	(201,461,292)	(28,413,635)

YORKTOWN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Multi-Sector Bond Fund		Short Term Bond Fund
	For the Year Ended January 31, 2023	For the Year Ended January 31, 2022	For the Year Ended January 31, 2023	For the Year Ended January 31, 2022
Net Assets
Beginning of year	$419,605,567	$465,224,414	$547,421,803	$575,835,438
End of year	$310,966,282	$419,605,567	$345,960,511	$547,421,803

Share Transactions — Institutional Class:
Shares sold	2,771,344	6,030,401	20,558,617	21,058,542
Shares issued in reinvestment of distributions	534,536	489,410	582,579	656,541
Shares redeemed	(5,502,567)	(5,533,000)	(24,614,480)	(27,237,164)
Total Institutional Class	(2,196,687)	986,811	(3,473,284)	(5,522,081)
Share Transactions — Class A:
Shares sold	224,633	394,665	657,669	1,478,351
Shares issued in reinvestment of distributions	166,794	192,553	48,648	48,099
Shares redeemed	(1,709,717)	(2,376,781)	(1,228,748)	(1,547,690)
Total Class A	(1,318,290)	(1,789,563)	(522,431)	(21,240)
Share Transactions — Class L:
Shares sold	2,300,837	3,960,517	8,465,365	57,016,571
Shares issued in reinvestment of distributions	708,515	660,786	891,752	994,546
Shares redeemed	(6,086,030)	(7,013,815)	(56,724,620)	(55,725,316)
Total Class L	(3,076,678)	(2,392,512)	(47,367,503)	2,285,801
Share Transactions — Class C:
Shares sold	17,599	50,032
Shares issued in reinvestment of distributions	25,889	33,408
Shares redeemed	(566,634)	(695,968)
Total Class C	(523,146)	(612,528)

YORKTOWN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Master Allocation Fund		Small Cap Fund
	For the Year Ended January 31, 2023	For the Year Ended January 31, 2022	For the Year Ended January 31, 2023	For the Year Ended January 31, 2022
Operations:
Net investment income (loss)	$(294,427)	$(190,295)	$83,025	$(184,729)
Net realized gain (loss) from security transactions	(1,274,247)	354,702	(4,110,646)	6,024,919
Long-term capital gain distributions from investment companies	453,693	761,832	—	—
Change in unrealized appreciation (depreciation) on investments	(1,647,706)	(1,181,788)	40,037	(5,697,995)
Net increase (decrease) in net assets resulting from operations	(2,762,687)	(255,549)	(3,987,584)	142,195

Distributions:
From earnings:
Institutional Class	(324,784)	(358,090)	(2,076,994)	(2,530,744)
Class A	(169,607)	(121,230)	(56,892)	(46,652)
Class L	(442,586)	(352,912)	(246,756)	(160,529)
	(936,977)	(832,232)	(2,380,642)	(2,737,925)

Capital Transactions — Institutional Class:
Proceeds from shares sold	231,668	87,045	11,992,554	20,259,691
Reinvestment of distributions	323,481	355,381	2,024,420	2,184,109
Amount paid for shares redeemed	(1,144,859)	(1,263,276)	(21,877,201)	(20,479,089)
Total Institutional Class	(589,710)	(820,850)	(7,860,227)	1,964,711
Capital Transactions — Class A:
Proceeds from shares sold	765,618	395,906	120,169	326,195
Reinvestment of distributions	165,247	116,836	56,890	46,652
Amount paid for shares redeemed	(535,996)	(508,822)	(148,063)	(94,067)
Total Class A	394,869	3,920	28,996	278,780
Capital Transactions — Class L:
Proceeds from shares sold	1,775,816	1,175,708	1,055,904	1,286,508
Reinvestment of distributions	441,004	351,317	245,370	159,384
Amount paid for shares redeemed	(967,567)	(911,056)	(372,989)	(328,724)
Total Class L	1,249,253	615,969	928,285	1,117,168
Net increase (decrease) in net assets resulting from capital share transactions	1,054,412	(200,961)	(6,902,946)	3,360,659
Total increase (decrease) in net assets	(2,645,252)	(1,288,742)	(13,271,172)	764,929

YORKTOWN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Master Allocation Fund		Small Cap Fund
	For the Year Ended January 31, 2023	For the Year Ended January 31, 2022	For the Year Ended January 31, 2023	For the Year Ended January 31, 2022
Net Assets
Beginning of year	$15,967,127	$17,255,869	$49,135,220	$48,370,291
End of year	$13,321,875	$15,967,127	$35,864,048	$49,135,220

Share Transactions — Institutional Class:
Shares sold	12,961	3,416	839,419	1,103,101
Shares issued in reinvestment of distributions	18,906	13,611	149,514	116,176
Shares redeemed	(60,081)	(48,700)	(1,462,675)	(1,158,527)
Total Institutional Class	(28,214)	(31,673)	(473,742)	60,750
Share Transactions — Class A:
Shares sold	42,422	19,122	7,790	18,487
Shares issued in reinvestment of distributions	10,936	5,012	4,268	2,512
Shares redeemed	(31,903)	(21,835)	(10,151)	(5,092)
Total Class A	21,455	2,299	1,907	15,907
Share Transactions — Class L:
Shares sold	111,429	59,295	74,685	74,440
Shares issued in reinvestment of distributions	34,507	17,470	19,443	8,964
Shares redeemed	(66,288)	(44,753)	(26,409)	(18,944)
Total Class L	79,648	32,012	67,719	64,460

The accompanying notes are an integral part of these financial statements.

Yorktown Growth Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2023	2022	2021	2020		2019
For a share outstanding throughout each year
Net asset value, beginning of year	$17.92	$19.69	$16.48	$14.67		$19.37
Income from investment operations
Net investment loss(1)	— (2)	(0.07)	(0.10)	(0.03	)(3)	(0.04	)(3)
Net realized and unrealized gain (loss) on investments	(1.44)	0.82	5.23	2.99		(2.03)
Total income (loss) from investment operations	(1.44)	0.75	5.13	2.96		(2.07)

Distributions
From net realized gain on security transactions	—	(2.52)	(1.92)	(1.15)		(2.63)
Total distributions	—	(2.52)	(1.92)	(1.15)		(2.63)
Net asset value, end of year	$16.48	$17.92	$19.69	$16.48		$14.67

Total return	(8.04)%	2.45%	31.70%	20.28%		(10.41)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$29,704	$26,805	$25,611	$28,514		$20,181
Ratio of expenses to average net assets before waivers	1.46%	1.37%	1.46%	1.46	%(4)	1.45	%(4)
Ratio of net expenses to average net assets	1.00%	1.04%	1.33%	1.46	%(4)	1.45	%(4)
Ratio of net investment income (loss) to average net assets	0.01%	(0.33)%	(0.58)%	(0.17)%		(0.21)%
Portfolio turnover rate	78%	54%	94%	43%		61%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN GROWTH FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2023	2022	2021	2020		2019
For a share outstanding throughout each year
Net asset value, beginning of year	$16.51	$18.31	$15.44	$13.80		$18.40
Income from investment operations
Net investment income (loss)(1)	— (3)	(0.07)	(0.09)	(0.02	)(2)	(0.02	)(2)
Net realized and unrealized gain (loss) on investments	(1.33)	0.79	4.88	2.81		(1.95)
Total income (loss) from investment operations	(1.33)	0.72	4.79	2.79		(1.97)

Distributions
From net realized gain on security transactions	—	(2.52)	(1.92)	(1.15)		(2.63)
Total distributions	—	(2.52)	(1.92)	(1.15)		(2.63)
Net asset value, end of year	$15.18	$16.51	$18.31	$15.44		$13.80

Total return (excludes sales charge)	(8.06)%	2.48%	31.63%	20.33%		(10.42)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,511	$9,544	$9,991	$8,835		$8,487
Ratio of expenses to average net assets before waivers	1.46%	1.37%	1.46%	1.46	%(4)	1.45	%(4)
Ratio of net expenses to average net assets	1.00%	1.04%	1.33%	1.46	%(4)	1.45	%(4)
Ratio of net investment income (loss) to average net assets	0.03%	(0.33)%	(0.57)%	(0.15)%		(0.13)%
Portfolio turnover rate	78%	54%	94%	43%		61%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Amount is less than $0.005 per share.
(4)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN GROWTH FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2023	2022	2021	2020		2019
For a share outstanding throughout each year
Net asset value, beginning of year	$11.74	$13.80	$12.13	$11.16		$15.60
Income from investment operations
Net investment loss(1)	(0.10)	(0.20)	(0.20)	(0.14	)(2)	(0.17	)(2)
Net realized and unrealized gain (loss) on investments	(0.95)	0.66	3.79	2.26		(1.64)
Total income (loss) from investment operations	(1.05)	0.46	3.59	2.12		(1.81)

Distributions
From net realized gain on security transactions	—	(2.52)	(1.92)	(1.15)		(2.63)
Total distributions	—	(2.52)	(1.92)	(1.15)		(2.63)
Net asset value, end of year	$10.69	$11.74	$13.80	$12.13		$11.16

Total return	(8.94)%	1.38%	30.35%	19.13%		(11.29)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$30,790	$37,380	$35,192	$27,129		$23,097
Ratio of expenses to average net assets before waivers	2.46%	2.37%	2.46%	2.46	%(3)	2.45	%(3)
Ratio of net expenses to average net assets	2.00%	2.04%	2.33%	2.46	%(3)	2.45	%(3)
Ratio of net investment loss to average net assets	(0.97)%	(1.33)%	(1.57)%	(1.16)%		(1.17)%
Portfolio turnover rate	78%	54%	94%	43%		61%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Yorktown Capital Appreciation Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2023	2022	2021	2020		2019
For a share outstanding throughout each year
Net asset value, beginning of year	$32.29	$34.01	$32.98	$30.49		$43.67
Income from investment operations
Net investment income (loss)(1)	(0.07)	(0.01)	0.41	0.58	(2)	1.00	(2)
Net realized and unrealized gain (loss) on investments	(9.73)	(1.67)	1.00	2.48		(3.01)
Total income (loss) from investment operations	(9.80)	(1.68)	1.41	3.06		(2.01)

Distributions
From net investment income	—	(0.04)	(0.38)	(0.52)		(0.94)
From net realized gain on security transactions	(0.07)	—	—	(0.05)		(10.23)
Total distributions	(0.07)	(0.04)	(0.38)	(0.57)		(11.17)
Net asset value, end of year	$22.42	$32.29	$34.01	$32.98		$30.49

Total return	(30.32)%	(4.96)%	4.40%	10.12%		(4.01)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,171	$10,047	$10,570	$12,092		$8,906
Ratio of expenses to average net assets before waivers	2.07%	1.44%	1.52%	1.47	%(3)	1.28	%(3)
Ratio of net expenses to average net assets	1.03%	1.01%	1.17%	1.47	%(3)	1.28	%(3)
Ratio of net investment income (loss) to average net assets	(0.29)%	(0.03)%	1.29%	1.82%		2.51%
Portfolio turnover rate	130%	162%	228%	46%		126%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN CAPITAL Appreciation FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2023	2022	2021	2020		2019
For a share outstanding throughout each year
Net asset value, beginning of year	$31.11	$32.83	$31.85	$29.47		$42.59
Income from investment operations
Net investment income (loss)(1)	(0.14)	(0.10)	0.31	0.49	(2)	0.84	(2)
Net realized and unrealized gain (loss) on investments	(9.36)	(1.61)	0.97	2.39		(2.89)
Total income (loss) from investment operations	(9.50)	(1.71)	1.28	2.88		(2.05)

Distributions
From net investment income	—	(0.01)	(0.30)	(0.45)		(0.84)
From net realized gain on security transactions	(0.07)	—	—	(0.05)		(10.23)
Total distributions	(0.07)	(0.01)	(0.30)	(0.50)		(11.07)
Net asset value, end of year	$21.54	$31.11	$32.83	$31.85		$29.47

Total return (excludes sales charge)	(30.51)%	(5.20)%	4.14%	9.82%		(4.21)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,302	$2,241	$2,714	$3,328		$3,744
Ratio of expenses to average net assets before waivers	2.32%	1.69%	1.77%	1.72	%(3)	1.53	%(3)
Ratio of net expenses to average net assets	1.28%	1.26%	1.42%	1.72	%(3)	1.53	%(3)
Ratio of net investment income (loss) to average net assets	(0.60)%	(0.28)%	1.03%	1.59%		2.19%
Portfolio turnover rate	130%	162%	228%	46%		126%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN CAPITAL Appreciation FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2023	2022	2021	2020		2019
For a share outstanding throughout each year
Net asset value, beginning of year	$29.24	$31.07	$30.18	$27.95		$41.01
Income from investment operations
Net investment income (loss)(1)	(0.30)	(0.34)	0.08	0.24	(2)	0.50	(2)
Net realized and unrealized gain (loss) on investments	(8.79)	(1.49)	0.91	2.27		(2.76)
Total income (loss) from investment operations	(9.09)	(1.83)	0.99	2.51		(2.26)

Distributions
From net investment income	—	—	(0.10)	(0.23)		(0.57)
From net realized gain on security transactions	(0.07)	—	—	(0.05)		(10.23)
Total distributions	(0.07)	—	(0.10)	(0.28)		(10.80)
Net asset value, end of year	$20.08	$29.24	$31.07	$30.18		$27.95

Total return	(31.06)%	(5.89)%	3.32%	9.02%		(4.95)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,763	$10,100	$9,982	$9,634		$11,483
Ratio of expenses to average net assets before waivers	3.07%	2.44%	2.52%	2.47	%(3)	2.28	%(3)
Ratio of net expenses to average net assets	2.03%	2.01%	2.17%	2.47	%(3)	2.28	%(3)
Ratio of net investment income (loss) to average net assets	(1.35)%	(1.03)%	0.27%	0.84%		1.36%
Portfolio turnover rate	130%	162%	228%	46%		126%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Yorktown Multi-Sector Bond Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2023	2022	2021	2020		2019
For a share outstanding throughout each year
Net asset value, beginning of year	$10.13	$10.36	$10.96	$10.46		$11.15
Income from investment operations
Net investment income(1)	0.42	0.40	0.46	0.53	(2)	0.55	(2)
Net realized and unrealized gain (loss) on investments	(1.18)	(0.25)	(0.62)	0.48		(0.76)
Total income (loss) from investment operations	(0.76)	0.15	(0.16)	1.01		(0.21)

Distributions
From net investment income	(0.40)	(0.38)	(0.44)	(0.51)		(0.48)
Total distributions	(0.40)	(0.38)	(0.44)	(0.51)		(0.48)
Net asset value, end of year	$8.97	$10.13	$10.36	$10.96		$10.46

Total return	(7.47)%	1.46%	(1.18)%	9.95%		(1.84)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$119,412	$157,188	$150,520	$239,870		$246,831
Ratio of net expenses to average net assets	0.67%	0.61%	0.62%	0.59	%(3)	0.59	%(3)
Ratio of net investment income to average net assets	4.59%	3.85%	4.69%	4.99%		5.16%
Portfolio turnover rate	29%	26%	56%	66%		48%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MULTI-SECTOR BOND FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2023	2022	2021	2020		2019
For a share outstanding throughout each year
Net asset value, beginning of year	$9.60	$9.83	$10.42	$9.98		$10.65
Income from investment operations
Net investment income(1)	0.35	0.33	0.39	0.46	(2)	0.48	(2)
Net realized and unrealized gain (loss) on investments	(1.12)	(0.23)	(0.59)	0.44		(0.72)
Total income (loss) from investment operations	(0.77)	0.10	(0.20)	0.90		(0.24)

Distributions
From net investment income	(0.36)	(0.33)	(0.39)	(0.46)		(0.43)
Total distributions	(0.36)	(0.33)	(0.39)	(0.46)		(0.43)
Net asset value, end of year	$8.47	$9.60	$9.83	$10.42		$9.98

Total return (excludes sales charge)	(8.04)%	1.04%	(1.65)%	9.28%		(2.22)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$37,765	$55,430	$74,402	$91,242		$103,030
Ratio of net expenses to average net assets	1.17%	1.11%	1.12%	1.09	%(3)	1.09	%(3)
Ratio of net investment income to average net assets	4.09%	3.35%	4.17%	4.50%		4.66%
Portfolio turnover rate	29%	26%	56%	66%		48%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MULTI-SECTOR BOND FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2023	2022	2021	2020		2019
For a share outstanding throughout each year
Net asset value, beginning of year	$8.97	$9.22	$9.80	$9.41		$10.08
Income from investment operations
Net investment income(1)	0.29	0.26	0.32	0.38	(2)	0.40	(2)
Net realized and unrealized gain (loss) on investments	(1.05)	(0.22)	(0.55)	0.43		(0.68)
Total income (loss) from investment operations	(0.76)	0.04	(0.23)	0.81		(0.28)

Distributions
From net investment income	(0.32)	(0.29)	(0.35)	(0.42)		(0.39)
Total distributions	(0.32)	(0.29)	(0.35)	(0.42)		(0.39)
Net asset value, end of year	$7.89	$8.97	$9.22	$9.80		$9.41

Total return	(8.47)%	0.43%	(2.12)%	8.81%		(2.81)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$146,927	$194,587	$222,020	$291,009		$288,428
Ratio of net expenses to average net assets	1.67%	1.61%	1.62%	1.59	%(3)	1.59	%(3)
Ratio of net investment income to average net assets	3.59%	2.85%	3.68%	3.99%		4.16%
Portfolio turnover rate	29%	26%	56%	66%		48%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MULTI-SECTOR BOND FUND

FINANCIAL HIGHLIGHTS, Continued

	Class C
	For the Year Ended January 31,
	2023	2022	2021	2020		2019
For a share outstanding throughout each year
Net asset value, beginning of year	$8.78	$9.03	$9.61	$9.24		$9.90
Income from investment operations
Net investment income(1)	0.28	0.26	0.32	0.37	(2)	0.40	(2)
Net realized and unrealized gain (loss) on investments	(1.02)	(0.22)	(0.55)	0.42		(0.67)
Total income (loss) from investment operations	(0.74)	0.04	(0.23)	0.79		(0.27)

Distributions
From net investment income	(0.32)	(0.29)	(0.35)	(0.42)		(0.39)
Total distributions	(0.32)	(0.29)	(0.35)	(0.42)		(0.39)
Net asset value, end of year	$7.72	$8.78	$9.03	$9.61		$9.24

Total return (excludes sales charge)	(8.41)%	0.45%	(2.14)%	8.78%		(2.71)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,862	$12,400	$18,282	$25,342		$24,354
Ratio of net expenses to average net assets	1.67%	1.61%	1.62%	1.59	%(3)	1.59	%(3)
Ratio of net investment income to average net assets	3.59%	2.85%	3.68%	3.99%		4.16%
Portfolio turnover rate	29%	26%	56%	66%		48%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Yorktown Short Term Bond Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2023	2022	2021	2020		2019
For a share outstanding throughout each year
Net asset value, beginning of year	$4.18	$4.27	$4.25	$4.16		$4.22
Income from investment operations
Net investment income(1)	0.07	0.06	0.08	0.12	(2)	0.12	(2)
Net realized and unrealized gain (loss) on investments	(0.19)	(0.09)	0.02 (3)	0.08		(0.07)
Total income (loss) from investment operations	(0.12)	(0.03)	0.10	0.20		0.05

Distributions
From net investment income	(0.07)	(0.06)	(0.08)	(0.11)		(0.11)
Total distributions	(0.07)	(0.06)	(0.08)	(0.11)		(0.11)
Net asset value, end of year	$3.99	$4.18	$4.27	$4.25		$4.16

Total return	(2.94)%	(0.73)%	2.43%	5.00%		1.32%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$157,921	$179,974	$207,543	$193,049		$179,638
Ratio of expenses to average net assets before waivers or recoupments	0.92%	0.87%	0.88%	0.89	%(4)	0.90	%(4)
Ratio of net expenses to average net assets	0.85%	0.85%	0.89%	0.89	%(4)	0.89	%(4)
Ratio of net investment income to average net assets	1.86%	1.46%	2.00%	2.87%		2.89%
Portfolio turnover rate	21%	41%	41%	62%		66%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)

The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(4)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2023	2022	2021	2020		2019
For a share outstanding throughout each year
Net asset value, beginning of year	$3.91	$4.00	$3.98	$3.90		$3.97
Income from investment operations
Net investment income(1)	0.07	0.06	0.08	0.11	(2)	0.11	(2)
Net realized and unrealized gain (loss) on investments	(0.18)	(0.09)	0.02 (3)	0.08		(0.07)
Total income (loss) from investment operations	(0.11)	(0.03)	0.10	0.19		0.04

Distributions
From net investment income	(0.07)	(0.06)	(0.08)	(0.11)		(0.11)
Total distributions	(0.07)	(0.06)	(0.08)	(0.11)		(0.11)
Net asset value, end of year	$3.73	$3.91	$4.00	$3.98		$3.90

Total return (excludes sales charge)	(2.88)%	(0.78)%	2.59%	5.07%		1.15%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,322	$11,820	$12,176	$26,090		$21,891
Ratio of expenses to average net assets before waivers or recoupments	0.92%	0.87%	0.88%	0.89	%(4)	0.90	%(4)
Ratio of net expenses to average net assets	0.85%	0.85%	0.89%	0.89	%(4)	0.89	%(4)
Ratio of net investment income to average net assets	1.86%	1.46%	2.06%	2.85%		2.90%
Portfolio turnover rate	21%	41%	41%	62%		66%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)

The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(4)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2023	2022	2021	2020		2019
For a share outstanding throughout each year
Net asset value, beginning of year	$3.54	$3.63	$3.63	$3.56		$3.63
Income from investment operations
Net investment income(1)	0.04	0.03	0.05	0.06	(2)	0.07	(2)
Net realized and unrealized gain (loss) on investments	(0.17)	(0.08)	—	0.09		(0.06)
Total income (loss) from investment operations	(0.13)	(0.05)	0.05	0.15		0.01

Distributions
From net investment income	(0.04)	(0.04)	(0.05)	(0.08)		(0.08)
Total distributions	(0.04)	(0.04)	(0.05)	(0.08)		(0.08)
Net asset value, end of year	$3.37	$3.54	$3.63	$3.63		$3.56

Total return	(3.54)%	(1.48)%	1.55%	4.30%		0.29%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$178,718	$355,628	$356,117	$341,987		$163,409
Ratio of expenses to average net assets before waivers or recoupments	1.57%	1.52%	1.60%	1.89	%(3)	1.90	%(3)
Ratio of net expenses to average net assets	1.50%	1.50%	1.61%	1.89	%(3)	1.89	%(3)
Ratio of net investment income to average net assets	1.15%	0.81%	1.29%	1.81%		1.87%
Portfolio turnover rate	21%	41%	41%	62%		66%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Yorktown Master Allocation Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2023	2022	2021	2020	2019
For a share outstanding throughout each year
Net asset value, beginning of year	$22.92	$24.39	$20.96	$24.87	$32.21
Income from investment operations
Net investment income (loss)(1),(2)	(0.31)	(0.18)	(0.23)	(0.18)	0.40
Net realized and unrealized gain (loss) on investments	(3.43)	(0.16)	4.65	2.33	(3.29)
Total income (loss) from investment operations	(3.74)	(0.34)	4.42	2.15	(2.89)

Distributions
From net investment income	—	—	—	(0.05)	(0.09)
From net realized gain on security transactions	(1.12)	(1.13)	(0.99)	(6.01)	(4.36)
Total distributions	(1.12)	(1.13)	(0.99)	(6.06)	(4.45)
Net asset value, end of year	$18.06	$22.92	$24.39	$20.96	$24.87

Total return	(16.03)%	(1.95)%	21.31%	9.01%	(8.39)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,415	$7,521	$8,773	$8,455	$16,397
Ratio of net expenses to average net assets(3)	1.68%	1.39%	1.55%	1.37%	1.06%
Ratio of net investment income (loss) to average net assets	(1.64)%	(0.69)%	(1.08)%	(0.73)%	1.38%
Portfolio turnover rate	35%	5%	4%	27%	24%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MASTER ALLOCATION FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2023	2022	2021	2020	2019
For a share outstanding throughout each year
Net asset value, beginning of year	$20.45	$21.92	$18.98	$23.06	$30.21
Income from investment operations
Net investment income (loss)(1),(2)	(0.32)	(0.22)	(0.25)	(0.23)	0.14
Net realized and unrealized gain (loss) on investments	(3.07)	(0.12)	4.18	2.16	(2.92)
Total income (loss) from investment operations	(3.39)	(0.34)	3.93	1.93	(2.78)

Distributions
From net investment income	—	—	—	—	(0.01)
From net realized gain on security transactions	(1.12)	(1.13)	(0.99)	(6.01)	(4.36)
Total distributions	(1.12)	(1.13)	(0.99)	(6.01)	(4.37)
Net asset value, end of year	$15.94	$20.45	$21.92	$18.98	$23.06

Total return (excludes sales charge)	(16.26)%	(2.17)%	20.95%	8.76%	(8.61)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,325	$2,544	$2,676	$2,650	$3,727
Ratio of net expenses to average net assets(3)	1.93%	1.64%	1.80%	1.62%	1.31%
Ratio of net investment income (loss) to average net assets	(1.89)%	(0.94)%	(1.33)%	(1.01)%	0.48%
Portfolio turnover rate	35%	5%	4%	27%	24%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MASTER ALLOCATION FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2023	2022	2021	2020	2019
For a share outstanding throughout each year
Net asset value, beginning of year	$17.63	$19.18	$16.83	$21.24	$28.43
Income from investment operations
Net investment loss(1),(2)	(0.38)	(0.34)	(0.35)	(0.38)	(0.19)
Net realized and unrealized gain (loss) on investments	(2.66)	(0.08)	3.69	1.98	(2.64)
Total income (loss) from investment operations	(3.04)	(0.42)	3.34	1.60	(2.83)

Distributions
From net realized gain on security transactions	(1.12)	(1.13)	(0.99)	(6.01)	(4.36)
Total distributions	(1.12)	(1.13)	(0.99)	(6.01)	(4.36)
Net asset value, end of year	$13.47	$17.63	$19.18	$16.83	$21.24

Total return	(16.88)%	(2.91)%	20.11%	7.92%	(9.33)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,582	$5,903	$5,807	$5,601	$6,883
Ratio of net expenses to average net assets(3)	2.68%	2.39%	2.55%	2.37%	2.06%
Ratio of net investment loss to average net assets	(2.64)%	(1.69)%	(2.08)%	(1.82)%	(0.72)%
Portfolio turnover rate	35%	5%	4%	27%	24%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Yorktown Small Cap Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2023	2022	2021	2020		2019
For a share outstanding throughout each year
Net asset value, beginning of year	$16.88	$17.43	$12.23	$11.19		$11.48
Income from investment operations
Net investment income (loss)(1)	0.05	(0.05)	— (2)	0.02	(3)	0.01	(3)
Net realized and unrealized gain (loss) on investments	(1.53)	0.37	5.21	1.17		(0.20)
Total income (loss) from investment operations	(1.48)	0.32	5.21	1.19		(0.19)

Distributions
From net investment income	—	—	(0.01)	—		(0.02)
From net realized gain on security transactions	(1.05)	(0.87)	—	(0.15)		(0.08)
Total distributions	(1.05)	(0.87)	(0.01)	(0.15)		(0.10)
Net asset value, end of year	$14.35	$16.88	$17.43	$12.23		$11.19

Total return	(8.36)%	1.34%	42.61%	10.69%		(1.59)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$31,437	$44,971	$45,375	$33,286		$25,741
Ratio of expenses to average net assets before waivers	1.53%	1.38%	1.63%	1.55	%(4)	1.63	%(4)
Ratio of net expenses to average net assets	1.17%	1.16%	1.15%	1.15	%(4)	1.15	%(4)
Ratio of net investment income (loss) to average net assets	0.30%	(0.28)%	(0.03)%	0.13%		0.10%
Portfolio turnover rate	110%	49%	50%	36%		42%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SMALL CAP FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2023	2022	2021	2020		2019
For a share outstanding throughout each year
Net asset value, beginning of year	$16.67	$17.26	$12.13	$11.13		$11.43
Income from investment operations
Net investment income (loss)(1)	0.01	(0.10)	(0.04)	(0.01	)(2)	0.02	(2)
Net realized and unrealized gain (loss) on investments	(1.51)	0.38	5.17	1.16		(0.23)
Total income (loss) from investment operations	(1.50)	0.28	5.13	1.15		(0.21)

Distributions
From net investment income	—	—	—	—		(0.01)
From net realized gain on security transactions	(1.05)	(0.87)	—	(0.15)		(0.08)
Total distributions	(1.05)	(0.87)	—	(0.15)		(0.09)
Net asset value, end of year	$14.12	$16.67	$17.26	$12.13		$11.13

Total return (excludes sales charge)	(8.59)%	1.12%	42.29%	10.39%		(1.77)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$827	$944	$703	$343		$280
Ratio of expenses to average net assets before waivers	1.78%	1.63%	1.88%	1.80	%(3)	1.88	%(3)
Ratio of net expenses to average net assets	1.42%	1.41%	1.40%	1.40	%(3)	1.40	%(3)
Ratio of net investment income (loss) to average net assets	0.05%	(0.53)%	(0.30)%	(0.10)%		0.20%
Portfolio turnover rate	110%	49%	50%	36%		42%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SMALL CAP FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2023	2022	2021	2020		2019
For a share outstanding throughout each year
Net asset value, beginning of year	$15.94	$16.67	$11.81	$10.91		$11.28
Income from investment operations
Net investment loss(1)	(0.10)	(0.22)	(0.13)	(0.10	)(2)	(0.10	)(2)
Net realized and unrealized gain (loss) on investments	(1.44)	0.36	4.99	1.15		(0.19)
Total income (loss) from investment operations	(1.54)	0.14	4.86	1.05		(0.29)

Distributions
From net realized gain on security transactions	(1.05)	(0.87)	—	(0.15)		(0.08)
Total distributions	(1.05)	(0.87)	—	(0.15)		(0.08)
Net asset value, end of year	$13.35	$15.94	$16.67	$11.81		$10.91

Total return	(9.25)%	0.31%	41.15%	9.68%		(2.56)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,601	$3,220	$2,292	$1,128		$856
Ratio of expenses to average net assets before waivers	2.53%	2.38%	2.63%	2.55	%(3)	2.63	%(3)
Ratio of net expenses to average net assets	2.17%	2.16%	2.15%	2.15	%(3)	2.15	%(3)
Ratio of net investment loss to average net assets	(0.70)%	(1.28)%	(1.05)%	(0.88)%		(0.87)%
Portfolio turnover rate	110%	49%	50%	36%		42%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN FUNDS

Notes to the Financial Statements

January 31, 2023

1.	Organization

American Pension Investors Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Yorktown Funds is a series of the Trust. The accompanying financial statements include the Growth Fund, Capital Appreciation Fund, Multi-Sector Bond Fund, Short Term Bond Fund, Master Allocation Fund and Small Cap Fund (collectively the “Funds”), each a diversified series of the Trust (except for the Master Allocation Fund which is non-diversified). Each Fund offers Class A, Class L and Institutional Class shares. In addition, the Multi-Sector Bond Fund also offers Class C shares.

The Growth Fund’s investment objective is growth of capital. The Capital Appreciation Fund’s investment objective is to seek to achieve high current income, as well as growth of capital and income. The Capital Appreciation Fund and Growth Fund invest primarily in the common stock of U.S. and foreign issuers, securities issued by investment companies (“Underlying Funds”), including open-end mutual funds, closed-end funds, business development companies, unit investment trusts, and foreign investment companies, long-, intermediate- or short-term bonds and other fixed-income securities, and index securities (“Index Securities”), including exchange-traded funds (“ETFs”) and similar securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark.

The Multi-Sector Bond Fund’s investment objective is current income with limited credit risk. The Multi-Sector Bond Fund invests primarily in debt securities, including U.S. Government securities, corporate bonds and structured notes, common stock of U.S. and foreign issuers, securities issued by Underlying Funds, and Index Securities.

The Short Term Bond Fund’s investment objective is to seek income consistent with the preservation of capital. Under normal circumstances, the Short Term Bond Fund invests at least 80% of its assets in fixed income securities that, in the opinion of Yorktown Management & Research Company, Inc., the Funds’ investment adviser (the “Adviser”), offer the opportunity for income consistent with preservation of capital. The Short Term Bond Fund’s portfolio will have an average aggregate maturity of not more than three years.

The Master Allocation Fund’s investment objective is long term capital appreciation and current income. Under normal conditions, the Adviser seeks to achieve the Master Allocation Fund’s investment objective by investing in a variety of equity and debt securities. The Adviser currently invests Master Allocation Fund assets in securities issued by other Underlying Funds managed by the Adviser, but reserves the

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

1.	Organization, continued

right to invest Master Allocation Fund assets in other equity and debt securities as it deems appropriate in seeking to achieve the Master Allocation Fund’s investment objective.

The Small Cap Fund’s investment objective is to seek to achieve long term capital appreciation. Under normal conditions, the Adviser and Sapphire Star Capital, LLC, the Small Cap Fund’s sub-adviser, seek to achieve the Small Cap Fund’s investment objective by investing at least 80% of its assets (plus the amount of any borrowings for investment purposes) in the common stock of U.S. small capitalized (“small cap”) value companies. The Small Cap Fund may also invest in securities issued by Underlying Funds, and Index Securities, including ETFs and similar securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

2.	Significant Accounting Policies

Portfolio Valuation

The Funds’ investments in Underlying Funds are valued daily at their respective closing net asset values in accordance with the 1940 Act. Securities that are listed on U.S. exchanges (other than ETFs) are valued at the last sales price on the day the securities are valued or, lacking any sales on such day at the previous day’s closing price. ETFs are valued at the last sales price on the ETF’s primary exchange on the day the securities are valued or, lacking any sales on such day, either at the value assigned by a nationally recognized third-party pricing service or at the previous day’s closing price. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. U.S. Treasury securities and corporate bonds are valued at an evaluated mean of the bid and ask prices. The Board of Trustees has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, subject to its oversight. Securities for which market quotations are unavailable or unreliable are valued at fair value as determined in good faith by the valuation designee pursuant to its valuation policies and procedures, which have been approved by the Board of Trustees.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. Generally accepted accounting principles establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

●	Level 1—Unadjusted quoted prices in active markets for identical assets that the Funds have the ability to access.

●

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3—Unobservable inputs for the asset, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of January 31, 2023, in valuing the Funds’ assets carried at fair value.

Growth Fund

Investments in Securities	Level 1	Level 2	Level 3		Total
Common Stocks	$66,911,018	$—	$—		$66,911,018
Contingent Value Rights	—	—	—	(a)	—
Total	$66,911,018	$—	$—		$66,911,018

Capital Appreciation Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$8,781,012	$—	$—	$8,781,012
Total	$8,781,012	$—	$—	$8,781,012

Multi-Sector Bond Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$75,848,049	$—	$75,848,049
Collateralized Loan Obligations	—	18,608,507	—	18,608,507
Commercial Paper	—	1,999,731	—	1,999,731
Corporate Bonds and Notes	—	185,102,863	—	185,102,863
Foreign Bonds	—	842,861	—	842,861
U.S. Government & Agencies	—	25,488,153	—	25,488,153
Total	$—	$307,890,164	$—	$307,890,164

Short Term Bond Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$110,162,524	$—	$110,162,524
Collateralized Loan Obligations	—	21,871,127	—	21,871,127
Commercial Paper	—	2,999,615	—	2,999,615
Corporate Bonds and Notes	—	182,410,629	—	182,410,629
U.S. Government & Agencies	—	26,594,550	—	26,594,550
Total	$—	$344,038,445	$—	$344,038,445

(a)	Consists of the holding: ABIOMED, Inc.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

Master Allocation Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Investment Companies	$12,983,527	$—	$—	$12,983,527
Total	$12,983,527	$—	$—	$12,983,527

Small Cap Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$33,053,409	$—	$387,946	$33,441,355
Total	$33,053,409	$—	$387,946	$33,441,355

See schedules of investments for breakdown of sectors in which the Funds invest.

Following is a reconciliation of assets in which significant inputs (Level 3) were used in determining fair value for the Small Cap Fund:

Asset Category	Balance as of January 31, 2022	Realized gain (loss)	Purchases	Sales	Change in unrealized appreciation (depreciation)	Balance as of January 31, 2023
Common Stocks	$484,558	$—	$—	$—	$(96,612)	$387,946

The following provides quantitative information about the Small Cap Fund’s significant Level 3 fair value measurements as of January 31, 2023:

	Quantitative Information about Significant Level 3 Fair Value Measurements
Asset Category	Fair Value as of January 31, 2023	Valuation Techniques	Unobservable Inputs	Amount or Range
Common Stocks	$387,946	Market Approach	Transaction Price	$6.47
			Discount for Lack of Marketability(a)	20%

(a)

Significant increases and decreases in the unobservable inputs used to determine fair value of Level 3 assets could result in significantly higher or lower fair value measurements. An increase to the unobservable input would result in a decrease to the fair value. A decrease to the unobservable input would have the opposite effect.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

The significant unobservable inputs that may be used in the fair value measurement of the Funds’ investments in common stock, corporate bonds and convertible corporate bonds for which market quotations are not readily available include: broker quotes, discounts from the most recent trade or “stale price” and estimates from trustees (in bankruptcies) on disbursements. A change in the assumption used for each of the inputs listed above may indicate a directionally similar change in the fair value of the investment.

Security Transactions and Investment Income

Security transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from security transactions are reported on an identified-cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.

Dividends and Distributions

Each Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Repurchase Agreements

The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. A custody agreement in connection with the Master Repurchase Agreement defines eligible securities for collateral in relation to each repurchase agreement. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if the counter-party enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Class Net Asset Values and Expenses

All income and expenses not attributable to a particular class, and realized and unrealized gains are allocated to each class proportionately for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable. Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

The Funds currently offer Class A shares which include a front-end sales charge (load). The maximum front-end sales charge is 2.25% for the Short Term Bond Fund and 5.75% for the remaining Funds. Class A shares may be purchased without a front-end sales charge under certain circumstances. A contingent deferred sales charge of 1.00% is generally imposed on redemptions of Class C shares made within 13 months from the date of purchase.

Other

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

3.	Principal Risks

In the normal course of business the Funds may trade securities, including structured notes, where the risk of potential loss exists due to such things as changes in the market (market risk), the size of the companies it invests in (small company risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). Structured notes are hybrid securities that generally combine both debt and equity characteristics into a single note form. The risks of investing in structured notes include unfavorable price movements in the underlying security or index and the

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

3.	Principal Risks, continued

credit risk of the issuing financial institution. There may be no guarantee of interest payments or return of principal with structured notes, and structured notes may be less liquid than other investments held by a Fund.

Market Risks—The Funds’ investments in securities expose the Funds to various risks such as, but not limited to, interest rate and equity risks.

Interest rate risk is the risk that fixed income securities, as well as structured notes, will decline in value because of changes in interest rates. Generally, as interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The market value of equities, such as common stocks and preferred securities, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Small Company Risks—Small company securities tend to be less liquid and more difficult to sell than those issued by larger companies. Small company stocks can be more volatile and may underperform the market or become out of favor with investors. Small company securities may be very sensitive to changing economic conditions and market downturns because the issuers may often have narrow markets, fewer product lines, and limited managerial and financial resources.

Credit and Counterparty Risks—The Funds will be exposed to credit risk due to the entities with whom they trade. A Fund could lose money if the issuer or guarantor of a fixed income security or structured note is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. All transactions in listed securities are settled/paid for upon delivery

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

3.	Principal Risks, continued

using approved counterparties. The risk of default is considered minimal, as delivery of securities is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Sector Risk—If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of January 31, 2023, the Growth Fund and the Capital Appreciation Fund had 25.31% and 32.33% of the value of its net assets invested in stocks within the Technology sector.

4.	Investment Advisory and Accounting Services Agreements

The Adviser, whose principal stockholder is also a trustee of the Trust, serves as the Funds’ investment adviser and manager. For its services, the Adviser receives a fee, calculated daily and payable monthly, at an annual rate as follows:

Growth Fund	1.00%
Capital Appreciation Fund	0.60%
Multi-Sector Bond Fund	0.40%
Short Term Bond Fund	0.70%
Master Allocation Fund	0.30%(a)
Small Cap Fund	0.90%

(a)

The management fee has two components: (i) a fee on Yorktown Fund Assets (investments in affiliated Yorktown Funds) and (ii) a fee on Other Assets. The advisory fee for Yorktown Fund Assets is 0.30% of the average daily Yorktown Fund Assets of the Master Allocation Fund. The fee for Other Assets is 1.00% of the average daily Other Assets of the Master Allocation Fund.

In the interest of limiting expenses of the Funds, the Adviser has entered into a contractual expense limitation agreement with the Trust. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Funds (excluding acquired fund fees and expenses, brokerage

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

4.	Investment Advisory and Accounting Services Agreements, continued

fees, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and other extraordinary expenses not incurred in the ordinary course of business) so that the ratio of total annual operating expenses is limited as shown below:

	Class A	Class L	Institutional Class
Growth Fund	0.99%	1.99%	0.99%
Capital Appreciation Fund	1.24%	1.99%	0.99%
Short Term Bond Fund	0.84%	1.49%	0.84%
Small Cap Fund	1.40%	2.15%	1.15%

The Adviser is entitled to the reimbursement of fees waived or reimbursed subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the applicable Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. The expense limitation agreement may be terminated only by the Board of Trustees by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Funds. Further, any recoupments will be subject to any lower expense limitations that have been later implemented by the Board of Trustees. During the fiscal year ended January 31, 2023, the Adviser contractually waived fees and reimbursed expenses of $283,176, $139,960, $313,940 and $140,941 in the Growth Fund, Capital Appreciation Fund, Short Term Bond Fund and Small Cap Fund, respectively. As of January 31, 2023, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

	Amount	Recoupable through
Growth Fund	$254,354	January 31, 2025
	283,176	January 31, 2026

Capital Appreciation Fund	41,021	January 31, 2024
	99,458	January 31, 2025
	139,960	January 31, 2026

Short Term Bond Fund	92,315	January 31, 2025
	313,940	January 31, 2026

Small Cap Fund	143,175	January 31, 2024
	114,894	January 31, 2025
	140,941	January 31, 2026

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

4.	Investment Advisory and Accounting Services Agreements, continued

The Adviser has retained a sub-adviser to provide portfolio management and related services to the Small Cap Fund. The sub-adviser receives a fee from the Adviser (not the Small Cap Fund) for these services.

Ultimus Fund Solutions, LLC (“Ultimus”) provides certain transfer agency, fund accounting, fund administration, and compliance support services for the aforementioned Funds.

5.	Distribution Plan and Fees

The Trust has adopted Rule 12b-1 Plans of Distribution providing for the payment of distribution and service fees to Ultimus Fund Distributors, LLC, the Funds’ distributor. Class A shares of the Capital Appreciation Fund, Master Allocation Fund and Small Cap Fund pay a fee of 0.25% of each Class A shares’ average daily net assets for distribution fees. Class A shares of the Multi-Sector Bond Fund pay a fee of 0.50% of the Class A shares’ average daily net assets for distribution fees. Class L shares of each of the Funds, except Short Term Bond Fund, pay a fee of 1.00% of each Class L shares’ average daily net assets. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees. Class L shares of the Short Term Bond Fund pay a fee of 0.65% of Class L share’s average daily net assets. Class C shares of Multi-Sector Bond Fund pay a fee of 1.00% of Class C share’s average daily net assets. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees.

During the fiscal year ended January 31, 2023, the distributor retained the following amounts in sales commissions from the sales of Class A shares of the Funds:

Growth Fund	$118
Capital Appreciation Fund	320
Multi-Sector Bond Fund	4,210
Short Term Bond Fund	301
Master Allocation Fund	9
Small Cap Fund	58

During the fiscal year ended January 31, 2023, the distributor received the following amounts in contingent deferred sales charges related to redemptions of Class A and Class C shares of the Funds:

Multi-Sector Bond Fund, Class C	$230
Short Term Bond Fund, Class A	512

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

6.	Investment Activity

For the fiscal year ended January 31, 2023, purchases and sales of investment securities, other than short-term investments and U.S. Government securities, were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Growth Fund	$48,234,577	$47,811,056	$—	$—
Capital Appreciation Fund	18,831,621	25,165,621	—	—
Multi-Sector Bond Fund	69,794,632	144,601,616	26,025,797	14,343,096
Short Term Bond Fund	58,650,418	240,148,779	27,025,752	25,078,957
Master Allocation Fund	5,483,694	4,880,000	—	—
Small Cap Fund	39,424,088	48,652,759	—	—

7.	Line of Credit

The Funds entered into a short-term credit agreement (“Line of Credit”) with Huntington National Bank (“Huntington”), expiring on May 26, 2023. Under the terms of the agreement, each of the Funds may borrow up to the lesser of 30% of a Fund’s daily market value or $25 million at an interest rate equal to the Term Secured Overnight Financing Rate plus 130 basis points. Prior to May 28, 2022, the interest rate was equal to the London Interbank Offered Rate plus 125 basis points. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Huntington receives an annual facility fee of 0.125% on $25 million as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing the Line of Credit. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 15% of a Fund’s total assets at the time when the borrowing is made. To the extent that the line of credit is utilized, it will be collateralized by securities in the Funds’ portfolios.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

7.	Line of Credit, continued

As of January 31, 2023, the Funds had no outstanding borrowings under this Line of Credit.

Fund	Average Daily Loan Balance(a)	Weighted Average Interest Rate(a)	Number of Days Outstanding(b)	Interest Expense Accrued	Maximum Loan Outstanding
Growth Fund	$804,361	4.29%	4	$383	$1,053,147
Capital Appreciation Fund	387,095	4.95%	5	266	940,142
Multi-Sector Bond Fund	381,925	2.05%	43	936	1,202,343
Short Term Bond Fund	1,363,147	2.61%	85	8,389	9,026,583
Small Cap Fund	1,772,998	1.99%	6	589	4,427,910

(a)	Averages based on the number of days outstanding.

(b)	Number of Days Outstanding represents the total days during the fiscal year ended January 31, 2023, that a Fund utilized the Line of Credit.

Interest expense amounts on the Statements of Operations also include overdraft fee amounts of $120, $38, $58, and $8 in the Growth Fund, Multi-Sector Bond Fund, Short Term Bond Fund and Small Cap Fund, respectively.

8.	Federal Income Tax Information

Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and is required to make the requisite distributions to its shareholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets and distributions for tax purposes may differ from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for losses deferred with respect to wash sales, and excise tax regulations. For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

8.	Federal Income Tax Information, continued

FASB Accounting Standard Codification “Accounting for Uncertainty in Income Taxes”, Topic 740 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Funds’ 2023 tax returns, in addition to the Funds’ previous three open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and Commonwealth of Virginia; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

At January 31, 2023, the gross unrealized appreciation and depreciation on investments owned by the Funds, based on cost for federal income tax purposes, were as follows:

	Growth Fund	Capital Appreciation Fund	Multi-Sector Bond Fund
Tax cost of investments	$50,073,361	$9,569,188	$344,763,297
Gross unrealized appreciation	17,033,801	700,727	684,056
Gross unrealized depreciation	(196,144)	(1,488,903)	(37,557,189)
Net unrealized appreciation/(depreciation) on investments	$16,837,657	$(788,176)	$(36,873,133)

	Short Term Bond Fund	Master Allocation Fund	Small Cap Fund
Tax cost of investments	$365,137,564	$9,343,136	$27,966,531
Gross unrealized appreciation	146,556	3,640,391	5,753,041
Gross unrealized depreciation	(21,245,675)	—	(278,217)
Net unrealized appreciation/(depreciation) on investments	$(21,099,119)	$3,640,391	$5,474,824

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

8.	Federal Income Tax Information, continued

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and wash sales.

Generally accepted accounting principles require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended January 31, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital and accumulated earnings (deficit) as follows:

	Paid-In Capital	Accumulated Earnings (Deficit)
Growth Fund	$943,136	$(943,136)
Capital Appreciation Fund	(124,121)	124,121
Multi-Sector Bond Fund	—	—
Short Term Bond Fund	—	—
Master Allocation Fund	(196,288)	196,288
Small Cap Fund	68,793	(68,793)

As of January 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Growth Fund	Capital Appreciation Fund	Multi-Sector Bond Fund
Undistributed ordinary income	$—	$—	$1,056,956
Undistributed long-term capital gains	—	—	—
Accumulated earnings	—	—	1,056,956
Accumulated capital and other losses	(3,487,156)	(3,927,955)	(190,081,447)
Unrealized appreciation/(depreciation) on investments	16,837,657	(788,176)	(36,873,133)
Unrealized appreciation/(depreciation) on foreign currency	(972)	(368)	—
Total accumulated earnings/(deficit)	$13,349,529	$(4,716,499)	$(225,897,624)

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

8.	Federal Income Tax Information, continued

	Short Term Bond Fund	Master Allocation Fund	Small Cap Fund
Undistributed ordinary income	$786,314	$—	$47,480
Undistributed long-term capital gains	—	—	—
Accumulated earnings	786,314	—	47,480
Accumulated capital and other losses	(15,401,678)	(787,433)	(873,228)
Unrealized appreciation/(depreciation) on investments	(21,099,119)	3,640,391	5,474,824
Total accumulated earnings/(deficit)	$(35,714,483)	$2,852,958	$4,649,076

The tax character of distributions paid for the fiscal years ended January 31, 2023 and January 31, 2022 were as follows:

	Growth Fund		Capital Appreciation Fund
	2023	2022	2023	2022
Distributions paid from:
Ordinary income	$—	$1,663,547	$—	$12,026
Long-term capital gains	—	9,906,011	32,625	—
Total distributions paid	$—	$11,569,558	$32,625	$12,026

	Multi-Sector Bond Fund		Short Term Bond Fund
	2023	2022	2023	2022
Distributions paid from:
Ordinary income	$13,908,054	$15,462,032	$5,843,729	$6,970,410
Long-term capital gains	—	—	—	—
Total distributions paid	$13,908,054	$15,462,032	$5,843,729	$6,970,410

	Master Allocation Fund		Small Cap Fund
	2023	2022	2023	2022
Distributions paid from:
Ordinary income	$—	$—	$108	$—
Long-term capital gains	936,977	832,232	2,380,534	2,737,925
Total distributions paid	$936,977	$832,232	$2,380,642	$2,737,925

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

8.	Federal Income Tax Information, continued

At January 31, 2023, the Funds had accumulated capital loss carryforwards as follows:

	Not Subject to Expiration
	Short-Term	Long-Term	Total
Growth Fund	$3,487,156	$—	$3,487,156
Capital Appreciation Fund	3,899,778	—	3,899,778
Multi-Sector Bond Fund	84,769,767	105,311,680	190,081,447
Short Term Bond Fund	7,622,194	7,779,484	15,401,678
Master Allocation Fund	220,465	543,129	763,594
Small Cap Fund	873,228	—	873,228

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

Under current tax law, net investment losses after December 31 and capital losses realized after October 31 of the Funds’ fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. As of January 31, 2023, the following Funds had Qualified Late Year Ordinary Losses:

Growth Fund	$—
Capital Appreciation Fund	28,177
Multi-Sector Bond Fund	—
Short Term Bond Fund	—
Master Allocation Fund	23,839
Small Cap Fund	—

9.	Transactions with Affiliates

The Master Allocation Fund invests in other mutual funds which are managed by the Adviser. Transactions with affiliates during the fiscal year ended January 31, 2023 were as follows:

Affiliated Fund Name	Value on January 31, 2022	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)
Growth Fund	$5,279,326	$2,140,000	$(950,000)	$(166,916)
Capital Appreciation Fund	5,515,025	451,136	(3,680,000)	(1,053,848)
Small Cap Fund	4,507,436	2,892,557	(250,000)	(53,483)
Total	$15,301,787	$5,483,693	$(4,880,000)	$(1,274,247)

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

9.	Transactions with Affiliates, continued

Affiliated Fund Name	Change in Unrealized Appreciation / (Depreciation)	Value on January 31, 2023	Shares Held on January 31, 2023	Dividend Income	Long-Term Capital Gain Distributions
Growth Fund	$(67,042)	$6,235,368	378,360	$—	$—
Capital Appreciation Fund	(866,539)	365,774	16,315	—	1,136
Small Cap Fund	(714,125)	6,382,385	444,765	—	452,557
Total	$(1,647,706)	$12,983,527	839,440	$—	$453,693

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund under Section 2(a)(9) of the 1940 Act. At January 31, 2023, the Master Allocation Fund, as record shareholder, did not own more than 25% of the outstanding shares of the Funds.

10.	Subsequent Event

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Yorktown Growth Fund, Yorktown Capital Appreciation Fund,

Yorktown Multi-Sector Bond Fund, Yorktown Short Term Bond Fund,

Yorktown Master Allocation Fund, and Yorktown Small Cap Fund
and Board of Trustees of American Pension Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Pension Investors Trust comprising Yorktown Growth Fund, Yorktown Capital Appreciation Fund, Yorktown Multi-Sector Bond Fund, Yorktown Short Term Bond Fund, Yorktown Master Allocation Fund, and Yorktown Small Cap Fund (the “Funds”) as of January 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for each of the two years in the period ended January 31, 2022, were audited by other auditors whose report dated March 30, 2022, expressed an unqualified opinion on those financial statements and financial highlights. The Funds’ financial highlights for each of the two years in the period ended January 31, 2020, were audited by other auditors whose report dated March 25, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
March 30, 2023

Additional Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2023 shows the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

For the year ended January 31, 2023, the following percentage of ordinary income dividends paid by the Funds qualify as qualified dividend income:

Qualified Dividend Income
Growth Fund	—%
Capital Appreciation Fund	—%
Multi-Sector Bond Fund	—%
Short Term Bond Fund	—%
Master Allocation Fund	—%
Small Cap Fund	100%

For the taxable year ended January 31, 2023, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
Growth Fund	—%
Capital Appreciation Fund	—%
Multi-Sector Bond Fund	—%
Short Term Bond Fund	—%
Master Allocation Fund	—%
Small Cap Fund	100%

For the taxable year ended January 31, 2023, of ordinary income dividends paid by the Funds qualify as qualified business income.

Qualified Business Income
Growth Fund	—%
Capital Appreciation Fund	—%
Multi-Sector Bond Fund	—%
Short Term Bond Fund	—%
Master Allocation Fund	—%
Small Cap Fund	—%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Long-Term Capital Gains Paid Amount
Growth Fund	$—
Capital Appreciation Fund	32,610
Multi-Sector Bond Fund	—
Short Term Bond Fund	—
Master Allocation Fund	936,906
Small Cap Fund	2,380,534

PERFORMANCE AND GROWTH OF $10,000 GRAPHS (Unaudited)

The graphs that follow assume an initial investment of $10,000 made on January 31, 2013 (or, if a shorter period, commencement of a Fund’s operations) and held through January 31, 2023. THE FUNDS’ RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The MSCI World Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Funds’ portfolios. Effective September 10, 2020, the Small Cap Fund’s primary benchmark Index was changed from the Russell 2000 Growth Index to the Russell 2000 Index because the adviser believes the Russell 2000 Index is a more appropriate broad-based index for comparison purposes. Effective June 30, 2021, the Capital Appreciation Fund’s primary benchmark index was changed from the MSCI World Index to the S&P 500 Index because the adviser believes the S&P 500 Index is a more appropriate and accurate index for comparison purposes. The S&P 500 Index is widely regarded as the best single gauge of large-cap U.S. equities. Effective June 30, 2021, the Multi-Sector Bond Fund’s primary benchmark index was changed from the Dow Jones Conservative Portfolio Index to the Bloomberg U.S. Aggregate Bond Index because the adviser believes the Bloomberg U.S. Aggregate Bond Index is a more appropriate and accurate index for comparison purposes. The ICE BofA U.S. Corporate & Government, 1-3 Years Index covers the U.S. investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 3 years. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade fixed-rate taxable bond market and also is representative of a broader market and range of securities than is found in the Funds’ portfolios. The Dow Jones Conservative Portfolio Index is made up of underlying indexes designed to measure portfolios at conservative risk levels. The Russell 2000 Index is a widely recognized unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. Individuals cannot invest directly in the Indexes; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Gross operating expense ratios by Fund and share class, as disclosed in the current prospectus as of the date of this report, are:

	Class A	Class L	Class C	Institutional Class
Growth Fund	1.37%	2.37%		1.37%
Capital Appreciation Fund	1.70%	2.45%		1.45%
Multi-Sector Bond Fund	1.11%	1.61%	1.61%	0.61%
Short Term Bond Fund	0.87%	1.52%		0.87%
Master Allocation Fund	2.68%	3.43%		2.43%
Small Cap Fund	1.63%	2.38%		1.38%

Please see the Financial Highlights section of the Funds’ financial statements for more current information with respect to Expense Ratios.

The performance data quoted represents past performance and does not guarantee future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Funds, to obtain performance data current to the most recent month end, or to obtain a prospectus, please call 1-800-544-6060. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of each Fund before investing. A Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Funds are distributed by Ultimus Fund Distributors, Inc., member FINRA.

Expense Examples (Unaudited)

Yorktown Funds

As a shareholder in a Yorktown Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2022 to January 31, 2023.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value, January 31, 2022	Expenses Paid During the Period (a)	Annualized Expense Ratio
Growth Fund
Institutional Class
Actual	$ 1,000.00	$ 1,031.90	$ 5.12	1.00%
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09	1.00%
Class A
Actual	1,000.00	1,032.00	5.12	1.00%
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09	1.00%
Class L
Actual	1,000.00	1,026.90	10.22	2.00%
Hypothetical (5% return before expenses)	1,000.00	1,015.12	10.16	2.00%

Capital Appreciation Fund
Institutional Class
Actual	1,000.00	899.90	5.03	1.05%
Hypothetical (5% return before expenses)	1,000.00	1,019.91	5.35	1.05%
Class A
Actual	1,000.00	898.90	6.22	1.30%
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.61	1.30%
Class L
Actual	1,000.00	895.10	9.79	2.05%
Hypothetical (5% return before expenses)	1,000.00	1,014.87	10.41	2.05%

Multi-Sector Bond Fund
Institutional Class
Actual	1,000.00	1,003.50	3.43	0.68%
Hypothetical (5% return before expenses)	1,000.00	1,021.78	3.47	0.68%
Class A
Actual	1,000.00	1,000.50	5.95	1.18%
Hypothetical (5% return before expenses)	1,000.00	1,019.26	6.01	1.18%
Class L
Actual	1,000.00	998.50	8.46	1.68%
Hypothetical (5% return before expenses)	1,000.00	1,016.74	8.54	1.68%
Class C
Actual	1,000.00	998.60	8.46	1.68%
Hypothetical (5% return before expenses)	1,000.00	1,016.74	8.54	1.68%

Short Term Bond Fund
Institutional Class
Actual	1,000.00	1,003.30	4.29	0.85%
Hypothetical (5% return before expenses)	1,000.00	1,020.92	4.33	0.85%
Class A
Actual	1,000.00	1,003.50	4.29	0.85%
Hypothetical (5% return before expenses)	1,000.00	1,020.92	4.33	0.85%
Class L
Actual	1,000.00	998.10	7.55	1.50%
Hypothetical (5% return before expenses)	1,000.00	1,017.64	7.63	1.50%

	Beginning Account Value	Ending Account Value, January 31, 2023	Expenses Paid During the Period (a)	Annualized Expense Ratio
Master Allocation Fund
Institutional Class
Actual	$ 1,000.00	$ 990.50	$ 8.83	1.76%
Hypothetical (5% return before expenses)	1,000.00	1,016.33	8.94	1.76%
Class A
Actual	1,000.00	989.30	10.08	2.01%
Hypothetical (5% return before expenses)	1,000.00	1,015.07	10.21	2.01%
Class L
Actual	1,000.00	986.10	13.82	2.76%
Hypothetical (5% return before expenses)	1,000.00	1,011.29	13.99	2.76%

Small Cap Fund
Institutional Class
Actual	1,000.00	1,027.10	5.98	1.17%
Hypothetical (5% return before expenses)	1,000.00	1,019.31	5.96	1.17%
Class A
Actual	1,000.00	1,026.10	7.25	1.42%
Hypothetical (5% return before expenses)	1,000.00	1,018.05	7.22	1.42%
Class L
Actual	1,000.00	1,022.30	11.06	2.17%
Hypothetical (5% return before expenses)	1,000.00	1,014.27	11.02	2.17%

(a)

The dollar amounts shown as “Expenses Paid” are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) and divided by 365 (to reflect the one-half year period).

Other Information (Unaudited)

Proxy Voting Policies and Procedures

Both (i) a description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds’ portfolio securities and (ii) information regarding how the Trust voted proxies relating to the Funds’ portfolio securities during the most recent twelve month period ended June 30th are available without charge, upon request, by calling the Trust at (800) 544-6060, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov or on the Funds’ website at http://www.yorktownfunds.com.

Change in Independent Registered Public Accounting Firm (Unaudited)

On March 6, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of Yorktown Growth Fund, Yorktown Capital Allocation Fund, Yorktown Multi-Sector Bond Fund, Yorktown Short Term Bond Fund, Yorktown Master Allocation Fund, and Yorktown Small Cap Fund, each a series of American Pension Investors Trust. The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Funds as of and for the fiscal years ended 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended 2022 and 2021, and during the subsequent interim period through March 6, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit hereto.

On March 10, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen & Company, Ltd. as the Funds’ independent registered public accounting firm for the fiscal year ending January 31, 2023.

During the fiscal years ended 2022 and 2021, and during the subsequent interim period through March 10, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Trustees and Officers (Unaudited)

The table below provides information about the Trust’s trustees and officers, including biographical information about their business experience. The address of each trustee and officer is 106 Annjo Court, Suite A, Forest, Virginia 24551.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Service (*)	Number of API Trust Portfolios Overseen	Principal Occupation(s) During the Past Five Years and Other Directorships Held
David D. Basten Age 72	President and Trustee	Since 1985	All (consisting of seven portfolios)

President, Director and Portfolio Manager, Yorktown Management & Research Company, Inc.; Vice President, The Travel Center of Virginia, Inc.; Partner, The Rivermont Company (real estate); Partner, Downtown Enterprises (real estate); Managing Partner, WAIMED Enterprises, LLC (real estate and travel services); Managing Partner, Mid-Atlantic Construction, LLC; He is the father of David M. Basten

David M. Basten Age 45	Assistant Secretary and Trustee	Since 2008	All (consisting of seven portfolios)	Secretary, Treasurer and Director, Yorktown Management & Research Company, Inc.; He is the son of David D. Basten.
Mark A. Borel Age 69	Trustee	Since 1985	All (consisting of seven portfolios)

President, Borel Construction Company, Inc.; President, Borel Properties, Inc. (real estate); Partner, JBO, LLC (real estate); Partner, JAMBO International (commercial real estate); Partner, Jamborita, LLC (commercial real estate); Partner, Neighbors Place Restaurant; Partner, The HAB Company, LC (real estate); Partner, Piedmont Professional Investments, LLC (real estate); Partner, New London Development Company (real estate); Partner, Stud Muffins, LLC (real estate); Partner, Oakhill Apartments (real estate); Partner, Braxton Park, LLC (real estate); Partner, Bootleggers Lynchburg (restaurant); Partner, Bootleggers Partner, LLC; Manager, Humble, LLC (real estate); Manager, Humble, II, LLC (real estate); Manager, Humble, III, LLC (real estate); Partner, 2302 Bedford Restaurant, LLC dba Small Batch (restaurant); Member, 1007 Commerce Street, LLC dba My Dog Duke’s Diner (restaurant); President, Town Center Association (property owners association); President, Jefferson Square Association (property owners association)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Service (*)	Number of API Trust Portfolios Overseen	Principal Occupation(s) During the Past Five Years and Other Directorships Held
Stephen B. Cox Age 74	Trustee	Since 1995	All (consisting of seven portfolios)	Retired
G. Edgar Dawson III Age 66	Trustee	Since 1995	All (consisting of seven portfolios)	Shareholder, President and Director, Petty, Livingston, Dawson, & Richards, P.C. (law firm); Officer and Director, Boonsboro Country Club Corporation
Wayne C. Johnson Age 70	Trustee	Since 1988	All (consisting of seven portfolios)	Retired; Previously Vice President of Operations and Human Resources, C.B. Fleet Company, Inc. (pharmaceuticals).
David D. Jones Age 65	Secretary/Chief Compliance Officer	Since 2008	All (consisting of seven portfolios)	Co-founder and Managing Member, Drake Compliance, LLC (compliance consulting); founder and controlling shareholder, David Jones & Associates (law firm), 1998 to 2015.
Charles D. Foster Age 62	Chief Financial Officer	Since 1988	All (consisting of seven portfolios)	Chief Financial Officer, Yorktown Management & Research Company, Inc.
M. Dennis Stratton Age 60	Controller	Since 1989	All (consisting of seven portfolios)	Controller, Yorktown Management & Research Company, Inc.

(*)

Trustees of the Trust serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Trust serve one-year terms, subject to annual reappointment by the Board of Trustees.

Mr. David D. Basten and Mr. David M. Basten are considered to be “interested persons” (as defined in the 1940 Act) of the Trust by virtue of their positions with the Trust’s investment adviser or its affiliated entities.

ADDITIONAL INFORMATION ABOUT THE TRUST’S TRUSTEES AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST
BY CALLING 1-800-544-6060

Privacy Notice

FACTS	WHAT DOES AMERICAN PENSION INVESTORS TRUST (“YORKTOWN FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?

The types of information we collect and share depend on the product or service you have with us. This information can include your:

● Social Security Number

● Assets

● Retirement Assets

● Transaction History

● Checking Account History

● Purchase History

● Account Balances

● Account Transactions

● Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Yorktown Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does Yorktown Funds share?	Can you limit this sharing?
For our everyday business purposes — Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes — to offer our products and services to you.	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 888-933-8274

Who we are
Who is providing this Notice?	Yorktown Funds Yorktown Management & Research Company, Inc.
What we do
How does Yorktown Funds protect your personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse or your nonpublic personal information.

How does Yorktown Funds collect your personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make deposits or withdrawals from your account

● Make a wire transfer

● Tell us where to send the money

● Tell us who receives the money

● Show your government-issued ID

● Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● Sharing for affiliates’ everyday business purposes-information about your creditworthiness.

● Affiliates from using your information to market to you.

● Sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Yorktown Management & Research, Inc., is an affiliate of Yorktown Funds.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Yorktown Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. ● Yorktown Funds do not jointly market.

SHAREHOLDER SERVICES

Yorktown Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

(888) 933-8274

For Overnight Deliveries:

Yorktown Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

EXECUTIVE OFFICES

Yorktown Funds

106 Annjo Court, Suite A

Forest, Virginia 24551

(800) 544-6060

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

This report is submitted for the general
information of the shareholders of the Trust.
The report is not authorized for distribution to
prospective investors in the Trust unless preceded
or accompanied by an effective Prospectus.

www.yorktownfunds.com

Yorktown-AR-23

(b) Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. During the period covered by the report, no amendments were made to the provisions of this code of ethics. During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from a provision of this code of ethics to Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant hereby undertakes to provide to any person without charge, upon request, a copy of such code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-544-6060.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. However, although the Board has not determined that any of its members is an “audit committee financial expert” as such term is defined in Item 3 of Form N-CSR, the audit committee members collectively have sufficient financial expertise in business and finance, including the evaluation of the Registrant’s financial statements, supervision of the Registrant’s preparation of its financial statements, and oversight of the work of the Registrant’s independent auditors. Each of the members of the Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR. The Board determined that given the collective financial expertise of the audit committee members, it was not necessary to appoint an audit committee financial expert to the audit committee.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for the fiscal years ended January 31, 2023 and January 31, 2022 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $92,000 and $92,000, respectively.

(b) Audit-Related Fees: The aggregate fees billed for the fiscal years ended January 31, 2023 and January 31, 2022 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were $0 and $0, respectively.

(c) Tax Fees: The aggregate fees billed for the fiscal years ended January 31, 2023 and January 31, 2022 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $18,000 and $18,000, respectively.

(d) All Other Fees: The aggregate fees billed for the fiscal years ended January 31, 2023 and January 31, 2022 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) were $0 and $0, respectively.

(e)(1) Pre-Approval Policies and Procedures. The Registrant’s Audit Committee Charter provides that the Audit Committee shall determine whether to approve, prior to appointment, the engagement of the auditor to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) Percentage of Services Approved by Audit Committee: There were no services described in each of paragraphs (b) through (d) of this Item (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Services: The aggregate non-audit fees billed during the fiscal years ended January 31, 2023 and January 31, 2022 by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $18,000 and $18,000, respectively.

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Schedule of Investments.

Not applicable. This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s President and Chief Financial Officer have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above and have been reasonably designed and are functioning as intended to ensure that all relevant and required information is recorded, processed, summarized and reported in this report on Form N-CSR.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 13.	Exhibits

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(a)(2)	The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to Registrant.

(a)(4)	Change in the registrant’s independent public accountant: Attached hereto

(b)	The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are filed and attached hereto as Exhibit 99.906CERT. The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN PENSION INVESTORS TRUST

Date:	August 9, 2023

/s/ David D. Basten
David D. Basten
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:	August 9, 2023

/s/ David D. Basten
David D. Basten
President

Date:	August 9, 2023

/s/ Charles D. Foster
Charles D. Foster
Chief Financial Officer